                                                                   EXHIBIT 10.14


                   -------------------------------------------

                          1997 REVOLVING LOAN AGREEMENT


                           Dated as of April 21, 1997


                                      among


                       KAUFMAN AND BROAD HOME CORPORATION


                             THE BANKS PARTY HERETO


                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,
                  as Administrative Agent, Co-Syndication Agent
                               and Managing Agent


                           NATIONSBANK OF TEXAS, N.A.,
                     as Syndication Agent and Managing Agent


                       CREDIT LYONNAIS LOS ANGELES BRANCH
                    as Documentation Agent and Managing Agent


                                       and

               GUARANTY FEDERAL BANK F.S.B., SOCIETE GENERALE AND
                         UNION BANK OF CALIFORNIA, N.A.,
                                  as Co-Agents

                   -------------------------------------------

                                TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
RECITALS.................................................................................    1

Article 1      DEFINITIONS AND ACCOUNTING TERMS..........................................    1
        1.1    Defined Terms.............................................................    1
        1.2    Use of Defined Terms......................................................   25
        1.3    Accounting Terms..........................................................   25
        1.4    Rounding..................................................................   26
        1.5    Miscellaneous Terms.......................................................   26
        1.6    Exhibits and Schedules....................................................   26
        1.7    References to "Borrower and its Subsidiaries".............................   26

Article 2      LOANS AND LETTERS OF CREDIT...............................................   27
        2.1    Loans-General.............................................................   27
        2.2    Alternate Base Rate Loans.................................................   28
        2.3    LIBOR Loans...............................................................   29
        2.4    Swing Line................................................................   29
        2.5    Letters of Credit.........................................................   31
        2.6    Reduction of Commitments/Extension of Line B Maturity Date ...............   36
        2.7    Administrative Agent's Right to Assume Funds Available....................   38

Article 3      PAYMENTS; FEES............................................................   39
        3.1    Principal and Interest....................................................   39
        3.2    Upfront Fee...............................................................   42
        3.3    Commitment Fees...........................................................   42
        3.4    Advance Fees..............................................................   43
        3.5    Agency Fees...............................................................   43
        3.6    Capital Adequacy..........................................................   43
        3.7    LIBOR Fees and Costs......................................................   45
        3.8    Late Payments/Default Interest............................................   48
        3.9    Computation of Interest and Fees..........................................   48
        3.10   Holidays..................................................................   49
        3.11   Payment Free of Taxes.....................................................   49
        3.12   Funding Sources...........................................................   50
        3.13   Failure to Charge or Making of Payment Not Subsequent Waiver..............   50
        3.14   Time and Place of Payments; Evidence of Payments; Application of Payments.   50
        3.15   Administrative Agent's Right to Assume Payments Will be Made..............   50
        3.16   Survivability.............................................................   51
        3.17   Bank Calculation Certificate..............................................   51
        3.18   Transition................................................................   51

Article 4      REPRESENTATIONS AND WARRANTIES............................................   53
        4.1    Existence and Qualification; Power; Compliance with Law ..................   53
        4.2    Authority; Compliance with Other Instruments and Government Regulations...   53
        4.3    No Governmental Approvals Required........................................   54
        4.4    Subsidiaries..............................................................   54
        4.5    Financial Statements......................................................   55
        4.6    No Other Liabilities; No Material Adverse Effect..........................   55
        4.7    Title to Assets...........................................................   55
        4.8    Intangible Assets.........................................................   56
        4.9    Existing Indebtedness and Contingent Guaranty Obligations ................   56
        4.10   Governmental Regulation...................................................   56
        4.11   Litigation................................................................   56
        4.12   Binding Obligations.......................................................   56
        4.13   No Default................................................................   56
        4.14   Pension Plans.............................................................   56
        4.15   Tax Liability.............................................................   57
        4.16   Regulation U..............................................................   57
        4.17   Environmental Matters.....................................................   57
        4.18   Disclosure................................................................   57
        4.19   Projections...............................................................   57

Article 5      AFFIRMATIVE COVENANTS (OTHER THAN INFORMATION AND REPORTING REQUIREMENTS).   58
        5.1    Payment of Taxes and Other Potential Liens................................   58
        5.2    Preservation of Existence.................................................   58
        5.3    Maintenance of Properties.................................................   58
        5.4    Maintenance of Insurance..................................................   58
        5.5    Compliance with Laws......................................................   59
        5.6    Inspection Rights.........................................................   59
        5.7    Keeping of Records and Books of Account...................................   59
        5.8    Use of Proceeds...........................................................   59
        5.9    Subsidiary Guaranty.......................................................   59

Article 6      NEGATIVE COVENANTS........................................................   60
        6.1    Payment or Prepayment of Subordinated Obligations.........................   60
        6.2    Dispositions..............................................................   60
        6.3    Mergers and Sale of Assets................................................   60
        6.4    Investments and Acquisitions..............................................   60
        6.5    ERISA Compliance..........................................................   61
        6.6    Change in Business........................................................   61
        6.7    Liens and Negative Pledges................................................   61
        6.8    Transactions with Affiliates..............................................   63
        6.9    Consolidated Tangible Net Worth...........................................   63
        6.10   Consolidated Leverage Ratio...............................................   64

        6.11   Consolidated Interest Coverage Ratio......................................   64
        6.12   Distributions.............................................................   65
        6.13   Amendments................................................................   65
        6.14   Hostile Tender Offers.....................................................   65
        6.15   Inventory.................................................................   65
        6.16   Certain Investments.......................................................   66
        6.17   Money Market Indebtedness.................................................   66
        6.18   Domestic Standing Inventory...............................................   66
        6.19   Future Subsidiaries.......................................................   66

Article 7      INFORMATION AND REPORTING REQUIREMENTS....................................   67
        7.1    Financial and Business Information of Borrower and Its Subsidiaries.......   67
        7.2    Compliance Certificate....................................................   69

Article 8      CONDITIONS................................................................   71
        8.1    Initial Advances..........................................................   71
        8.2    Any Advance...............................................................   72
        8.3    Any Letter of Credit......................................................   72

Article 9      EVENTS OF DEFAULT AND REMEDIES UPON EVENTS OF DEFAULT.....................   74
        9.1    Events of Default.........................................................   74
        9.2    Remedies Upon Event of Default............................................   76

Article 10     THE ADMINISTRATIVE AGENT..................................................   79
        10.1   Appointment and Authorization.............................................   79
        10.2   Administrative Agent and Affiliates.......................................   79
        10.3   Banks' Credit Decisions...................................................   79
        10.4   Action by Administrative Agent............................................   79
        10.5   Liability of Administrative Agent.........................................   80
        10.6   Indemnification...........................................................   81
        10.7   Successor Administrative Agent............................................   82
        10.8   No Obligations of Borrower................................................   82

Article 11     MISCELLANEOUS.............................................................   83
        11.1   Cumulative Remedies; No Waiver............................................   83
        11.2   Amendments; Consents......................................................   83
        11.3   Costs, Expenses and Taxes.................................................   84
        11.4   Nature of Banks' Obligations..............................................   85
        11.5   Representations and Warranties............................................   85
        11.6   Notices...................................................................   85
        11.7   Execution in Counterparts.................................................   85
        11.8   Binding Effect; Assignment................................................   86
        11.9   Sharing of Setoffs........................................................   88
        11.10  Indemnity by Borrower.....................................................   89
        11.11  Nonliability of Banks.....................................................   89

        11.12  Confidentiality...........................................................   90
        11.13  No Third Parties Benefited................................................   90
        11.14  Other Dealings............................................................   90
        11.15  Right of Setoff - Deposit Accounts........................................   90
        11.16  Further Assurances........................................................   91
        11.17  Integration...............................................................   91
        11.18  Governing Law.............................................................   91
        11.19  Severability of Provisions................................................   91
        11.20  Headings..................................................................   91
        11.21  Conflict in Loan Documents................................................   91
        11.22  Waiver Of Jury Trial......................................................   91
        11.23  Purported Oral Amendments.................................................   92
        11.24  Hazardous Materials Indemnity.............................................   92

Exhibits

A       - Commitment Assignment and Acceptance
B       - Compliance Certificate
C-1     - Line A Note
C-2     - Line B Note
D-1     - Opinion of Counsel
D-2     - Opinion of Counsel
E       - Subsidiary Guaranty
F       - Quarterly Report - Sales
G       - Quarterly Report - Inventory

Schedules

1.1     Pro Rata Shares
3.18    Outstanding Letters of Credit
4.4     Subsidiaries
4.7     Existing Liens and Rights of Others
4.9     Existing Indebtedness and Contingent Obligations
6.4     Investments

                          1997 REVOLVING LOAN AGREEMENT
                           Dated as of April 21, 1997

               This 1997 Revolving Loan Agreement ("Agreement") is entered into by and among Kaufman and Broad Home Corporation, a Delaware corporation ("Borrower"), each bank set forth on the signature pages of this Agreement or which from time to time becomes party hereto (collectively, the "Banks" and individually, a "Bank") and Bank of America National Trust and Savings Association, as Administrative Agent and Co-Syndication Agent, NationsBank of Texas, N.A., as Syndication Agent and Credit Lyonnais, as Documentation Agent (collectively, the "Managing Agents") and Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents.

                                    RECITALS

               This Agreement is an amendment and restatement in full of that certain Fourth Amended and Restated Loan Agreement dated as of February 28, 1996 by and among Borrower, the Banks named therein, Bank of America National Trust and Savings Association, as Administrative Agent and various other Banks in various agent capacities (the "Prior Loan Agreement"). The terms and provisions of this Agreement shall become effective and shall supersede the terms of the Prior Loan Agreement as of the 1997 Closing Date.

               WHEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                    Article 1
                        DEFINITIONS AND ACCOUNTING TERMS

               1.1 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

               "1997 Closing Date" means the time and Banking Day on which the conditions set forth in Section 8.1 are satisfied or waived pursuant to
        Section 11.2, as evidenced by the return of one or more of the promissory notes under the Prior Loan Agreement by the Administrative Agent to Borrower.

               "Acquisition" means any transaction, or any series of related transactions, consummated after the 1997 Closing Date, by which Borrower and/or any of its Subsidiaries directly or indirectly (a) acquires any ongoing business or all or substantially all of the assets of any firm, corporation or division thereof, whether through purchase of assets, merger or otherwise, (b) acquires control of securities of a corporation representing 50% or more of the ordinary voting power for the election of directors or (c) acquires control of a 50% or more ownership interest in any partnership, joint venture or other business entity.

               "Administrative Agent" means Bank of America or any successor administrative agent.

               "Administrative Agent's Office" means Bank of America National Trust and Savings Association, CRESG-LA National #1357, 555 South Flower Street, 6th Floor, Los Angeles, California 90071, or such other office as the Administrative Agent may designate in writing to Borrower and the Banks.

               "Advance" means an advance made or to be made to Borrower by a Bank pursuant to Article 2.

               "Affiliate" means, with respect to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided that, in any event, any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation that has more than 100 record holders of such securities or 10% or more of the partnership or other ownership interests of any other Person that has more than 100 record holders of such interests will be deemed to control such corporation or other Person.

               "Agreement" means this 1997 Revolving Loan Agreement, either as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

               "Alternate Base Rate" means, as of any date of determination, the rate per annum which is the greater of (a) the Reference Rate or (b) the Federal Funds Rate plus one half percent (1/2%).

               "Alternate Base Rate Advance" means an Advance made by a Bank to fund its Pro Rata Share of an Alternate Base Rate Loan.

               "Alternate Base Rate Loan" means a Loan made hereunder and designated or redesignated as an Alternate Base Rate Loan in accordance with Article 2, or converted to an Alternate Base Rate Loan in accordance with Article 3.

               "Applicable Advance Fee Rate" means, as of any date of determination, a per annum fee rate equal to the amount by which (a) the then Applicable Line A Commitment Fee Rate exceeds (b) the then Applicable Line B Commitment Fee Rate.

               "Applicable Alternate Base Rate Spread" means, as of any date of determination, the interest rate spread set forth below opposite the Applicable Pricing Level as of such date:

                        Applicable           Alternate Base Rate
                       Pricing Level               Spread
                       -------------         -------------------
                              I                     0.00%
                             II                     0.00%
                             III                    0.00%
                             IV                     0.00%
                              V                     0.25%

               "Applicable Letter of Credit Fee" means, as of any date of determination, a letter of credit fee equal to the Applicable LIBOR Spread on that date.

               "Applicable LIBOR Spread" means, as of any date of determination, the interest rate spread set forth below opposite the Applicable Pricing Level as of such date:

                        Applicable
                       Pricing Level           LIBOR Spread
                       -------------           ------------
                              I                     0.80%
                             II                    0.875%
                             III                    0.95%
                             IV                     1.15%
                              V                     1.50%

               "Applicable Line A Commitment Fee Rate" means, as of any date of determination, the commitment fee rate set forth below opposite the Applicable Pricing Level as of such date:

                                                   Line A
                        Applicable               Commitment
                       Pricing Level              Fee Rate
                       -------------              --------
                              I                     0.15%
                             II                     0.15%
                             III                    0.20%
                             IV                     0.25%
                              V                     0.35%

               "Applicable Line B Commitment Fee Rate" means, as of any date of determination, the facility fee rate set forth below opposite the Applicable Pricing Level as of such date:

                                                   Line B
                        Applicable               Commitment
                       Pricing Level              Fee Rate
                       -------------              --------
                              I                     0.10%
                             II                     0.10%
                             III                    0.125%
                             IV                     0.15%
                              V                     0.20%

               "Applicable Minimum Hold Requirement" means, in the case of any Bank, the amount of the Pro Rata Share of the Commitments held by that Bank as reduced by (a) the amount of any assignment of a portion thereof made by that Bank to an Eligible Assignee that is not an Affiliate of that Bank and (b) the amount of any participation therein granted by that Bank to a participant that is not an Affiliate of that Bank, which net amount, after giving effect to clauses (a) and (b), shall not be less than, in the case of each Managing Agent and each Co-Agent, $25,000,000 or, in the case of a Bank that holds only a Line B Note, $5,000,000 or in the case of any other Bank, $15,000,000.

               "Applicable Pricing Level" means, Pricing Level "I" for any day on which Borrower holds an Investment Grade Credit Rating and, for any day during a Pricing Period on which Borrower does not hold an Investment Grade Credit Rating, means the following:

                                               Consolidated Leverage Ratio
        Applicable Pricing Level               Applicable to Pricing Period
        ------------------------               ----------------------------
                II                             Consolidated Leverage Ratio of
                                               less than or equal to 1.25 to 1.00

                III                            Consolidated Leverage Ratio of
                                               higher than 1.25 to 1.00, but
                                               less than or equal to 1.80 to
                                               1.00

                IV                             Consolidated Leverage Ratio of
                                               higher than 1.80 to 1.00, but
                                               less than or equal to 2.25 to
                                               1.00

                V                              Consolidated Leverage Ratio of
                                               higher than 2.25 to 1.00.

        Borrower is responsible pursuant to Section 7.1(k) to provide the Administrative Agent with notice of each change in the Applicable Pricing Level that is due to the inception or cessation of an Investment Grade Credit Rating.

               "Authorizations" has the meaning set forth for that term in
        Section 4.1.

               "Bank" means any of the banks party to this Agreement and "Banks" means all of such banks.

               "Bank of America" means Bank of America National Trust and Savings Association, a national banking association.

               "Banking Day" means any Monday, Tuesday, Wednesday, Thursday or Friday other than a day on which banks are authorized or required to be closed in California or New York.

               "Bond Facility" means any bond facility pursuant to which a municipality, or a community facilities district formed by a municipality, at the request of Borrower or one of its Subsidiaries, will issue bonds to finance a portion of the costs of acquisition of and improvements to real property located in such municipality (or district) by Borrower or one of its Subsidiaries (or to pay development or "impact" fees in lieu thereof), and with respect to which Borrower or one of its Subsidiaries will provide a letter of credit or other reimbursement support. The real property that is the subject of any such bond facility will be subject to a Lien for special taxes to repay the Indebtedness evidenced by such bonds.

               "Borrower" means Kaufman and Broad Home Corporation, a Delaware corporation, and its successors and permitted assigns.

               "Capital Lease" means, with respect to any Person, a lease of any Property by that Person as lessee that is, or should be in accordance with Financial Accounting Standards Board Statement No. 13, recorded as a "capital lease" on a balance sheet of that Person prepared in accordance with Generally Accepted Accounting Principles.

               "Cash" means all monetary items (including currency, coin and bank demand deposits) that are treated as cash under Generally Accepted Accounting Principles.

               "Cash Equivalents" means, with respect to any Person, that Person's Investments in:

                      (a) Government Securities due within one year of the
               making of the Investment;

                      (b) certificates of deposit issued by, deposits in,
               bankers' acceptances of, and repurchase agreements covering Government Securities executed by, (i) any Bank or (ii) any bank and/or savings and loan association doing business in and incorporated under the Laws of the United States of America or any state thereof and having on the date of such Investment combined capital, surplus and undivided profits of at least $500,000,000 and which carries on the date of such Investment a credit rating of P-1 or higher by Moody's Investors Service, Inc. (or a successor rating agency) or A-1 or higher by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.) (or a successor rating agency), in each case due within one year after the date of the making of the Investment; and

                      (c) readily marketable commercial paper of (i) any Bank
               that is a Bank as of the 1997 Closing Date or (ii) corporations doing business in and incorporated under the Laws of the United States of America or any state thereof given on the date of such Investment a credit rating of P-1 or higher by Moody's Investors Service, Inc. (or a successor rating agency), of A-1 or higher by Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.) (or a successor rating agency), or F-1 or higher by Fitch Investor Services, Inc. (or a successor rating agency), in each case due within one year of the making of the Investment.

               "Change in Control" has the meaning set forth for such term in
        Section 3.1(f).

               "Co-Agents" means Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., in each case so long as such bank is a Bank hereunder. The Co-Agents shall have no duties under the Loan Documents beyond those of Banks.

               "Co-Syndication Agent" means Bank of America, so long as such bank is a Bank hereunder. The Co-Syndication Agent, in such capacity, shall have no duties under the Loan Documents beyond those of a Bank.

               "Code" means the Internal Revenue Code of 1986, as amended or replaced and as in effect from time to time.

               "Commission" means the Securities and Exchange Commission and any successor commission.

               "Commitment Assignment and Acceptance" means a commitment assignment and acceptance substantially in the form of Exhibit A.

               "Commitments" means, collectively, the Line A Commitment and the Line B Commitment. The Pro Rata Shares of the Banks with respect to the Commitments are set forth in Schedule 1.1.

               "Common Stock" means the $1.00 par value common stock and special common stock of Borrower.

               "Compliance Certificate" means a compliance certificate in the form of Exhibit B signed, on behalf of Borrower, by a Senior Officer of Borrower.

               "Consolidated Adjusted EBITDA" means, for any fiscal period, Consolidated EBITDA for that fiscal period plus (a) the amount of capitalized interest that was included in cost of sales in determining Consolidated Net Income for that fiscal period plus (b) all non-Cash Net Realizable Value Adjustments made during that fiscal period.

               "Consolidated EBITDA" means, for any fiscal period, the sum of
        (a) Consolidated Net Income for that period, plus (b) any extraordinary loss reflected in such Consolidated Net Income, minus (c) any extraordinary gain reflected in such Consolidated Net Income, plus (d) Consolidated Interest Expense for that period plus (e) the aggregate amount of federal and state taxes on or measured by income for that period (whether or not payable during that period), plus (f) depreciation, amortization and all other non-cash expenses for that period, in each case as determined in accordance with Generally Accepted Accounting Principles, in the case of items (d), (e) and (f), only to the extent deducted in the determination of Consolidated Net Income for that period.

               "Consolidated Interest Coverage Ratio" means, with respect to any Fiscal Quarter of Borrower and its Consolidated Subsidiaries, the ratio of (a) Consolidated Adjusted EBITDA for the twelve month period ending on the last day of such Fiscal Quarter to (b) the sum of (i) Consolidated Interest Expense (excluding any non-cash items included in Consolidated Interest Expense) plus (ii) all dividends (other than dividends paid in the same class of stock) paid on any preferred stock of Borrower, in each case for the twelve month period ending on the last day of such Fiscal Quarter.

               "Consolidated Interest Expense" means, with respect to any fiscal period of Borrower and its Consolidated Subsidiaries, the aggregate amount of interest, fees, charges and related expenses paid or payable to a lender in connection with borrowed money that is treated as interest (including accretion of original issue discount on long-term debt existing during such fiscal period) and the interest portion of any capitalized lease payment of Borrower and its Consolidated Subsidiaries (other than any such items properly attributable to Financial Subsidiaries).

               "Consolidated Leverage Ratio" means, as of any date of determination, the ratio of (a) Consolidated Total Indebtedness on that date to (b) [Consolidated Tangible Net Worth on that date minus the amount, if any, by which the portion of Shareholder's Equity of Borrower and its Consolidated Subsidiaries attributable to Borrower's equity interest in the Shareholder's Equity of all Joint Ventures (other than

        KBMHG and any Subsidiary of KBMHG engaged solely in development of multi-family housing and related businesses) exceeds $30,000,000].

               "Consolidated Net Income" means, with respect to any fiscal period, the consolidated net income of Borrower and its Consolidated Subsidiaries for that period, determined in accordance with Generally Accepted Accounting Principles, consistently applied.

               "Consolidated Subsidiary" means, with respect to Borrower, all of the Subsidiaries of Borrower.

               "Consolidated Tangible Net Worth" means, as of any date of determination, the Shareholder's Equity of Borrower and its Consolidated Subsidiaries on a consolidated basis on that date minus the aggregate book value on that date of any Intangible Assets consisting of goodwill arising from Acquisitions completed after November 30, 1996, provided that any cumulative positive or negative adjustment to Consolidated Tangible Net Worth attributable to foreign currency translations shall be ignored.

               "Consolidated Total Indebtedness" means, as of any date of determination, all Indebtedness and Contingent Guaranty Obligations of Borrower and its Subsidiaries on that date (without duplication for any guaranty by Borrower of a Subsidiary's Indebtedness or any guaranty by a Subsidiary of either Borrower's or another Subsidiary's Indebtedness) minus all Indebtedness and Contingent Guaranty Obligations of the Financial Subsidiaries on that date.

               "Contingent Guaranty Obligation" means, as to any Person, any (a) direct or indirect guarantee of Indebtedness of, or other obligation performable by, any other Person (other than a performance obligation undertaken in the ordinary and usual course of business), including any endorsement (other than for collection or deposit in the ordinary course of business), co-making or sale with recourse of the obligations of any other Person or (b) assurance given to an obligee with respect to the performance of an obligation (other than a performance obligation undertaken in the ordinary and usual course of business) by, or the financial condition of, any other Person, whether direct, indirect or contingent, including any purchase or repurchase agreement covering such obligation or any collateral security therefor, any agreement to provide funds (by means of loans, capital contributions or otherwise) to such other Person, any agreement to support the solvency or level of any balance sheet item of such other Person, or any "keep-well", "take-or-pay", "through put" or other arrangement of whatever nature having the effect of assuring or holding harmless any obligee against loss with respect to any obligation of such other Person. The amount of any Contingent Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation (unless the Contingent Guaranty Obligation is limited by its terms to a lesser amount, in which case to the extent of such amount) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Person in good faith.

               "Contractual Obligation" means, as to any Person, any provision of any outstanding Securities issued by that Person or of any material agreement, instrument or undertaking to which that Person is a party or by which it or any of its Property is bound, other than, in the case of Borrower and its Subsidiaries, any of the Loan Documents.

               "Debtor Relief Laws" means the Bankruptcy Code of the United States of America, as amended from time to time, and all other applicable liquidation, conservatorship, insolvency, reorganization, or similar debtor relief Laws from time to time in effect affecting the rights of creditors generally.

               "Default" means any event that, with the giving of notice or passage of time or both, would be an Event of Default.

               "Default Rate" means the interest rate described in Section 3.8.

               "Designated Deposit Account" means a demand deposit account to be maintained by Borrower with Bank of America, as from time to time designated by Borrower by written notification to the Administrative Agent.

               "Disposition" means the sale, transfer or other disposition of any of the capital stock of any Significant Subsidiary or of all or substantially all of the assets of any Significant Subsidiary.

               "Distribution" means, with respect to any shares of capital stock or any warrant or right to acquire shares of capital stock or any other equity security issued by a Person, (a) the retirement, redemption, purchase, or other acquisition for value (other than for capital stock of the same type of such Person) by such Person of any such security,
        (b) the declaration or payment by such Person of any dividend in Cash or in Property (other than in capital stock of the same type of such Person) on or with respect to any such security, and (c) any Investment by such Person in any holder of 5% or more of the capital stock (or other equity securities) of such Person, if a purpose of such Investment is to avoid the characterization of the transaction between such Person and such holder as a Distribution under clause (a) or (b) above. In addition, to the extent any loan or advance by Borrower to one of its Subsidiaries is deemed to be an "Investment" for purposes of this Agreement, then any principal payment made by such Subsidiary in respect of such loan or advance shall be considered a Distribution for purposes of Section 6.16.

               "Documentation Agent" means Credit Lyonnais, so long as such bank is a Bank hereunder. The Documentation Agent shall have no duties under the Loan Documents beyond those of a Bank.

               "Dollars" means the national currency of the United States of America.

               "Domestic Lending Office" means, with respect to each Bank, its office, branch or affiliate identified on the signature pages hereof as its Domestic Lending Office or such other office, branch or affiliate as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent.

               "Domestic Standing Inventory" means, as of any date of determination, all items of unsold housing inventory (other than Model Homes) of Borrower and its Domestic Subsidiaries with respect to which either (a) 90% of the direct construction costs have been incurred on such date or (b) at least ten months have elapsed from the date its construction was commenced through and including such date. Construction for purposes of this definition shall be deemed to have commenced upon the pouring of foundation concrete.

               "Domestic Subsidiary" means, with respect to any Person and as of any date of determination, a Subsidiary of such Person (a) that is organized under the Laws of the United States of America or any state thereof and (b) the majority of the assets of which (as reflected on a balance sheet of such Subsidiary prepared in accordance with Generally Accepted Accounting Principles) is located in the United States of America; provided that KBMHG (and each Subsidiary thereof) shall in all events be considered a Domestic Subsidiary of Borrower and Kaufman and Broad International, a California corporation, shall in no event be considered a Domestic Subsidiary of Borrower.

               "Domestic Unimproved Land" means, as of any date of determination, real Property located in the United States of America (a) owned by Borrower or any of its Subsidiaries if on that date there has been expended by Borrower and its Subsidiaries less than 50% of the physical construction costs reasonably estimated by Borrower (in accordance with its past practices as of the 1997 Closing Date) to bring such real Property to "finished lot" status and (b) owned by other Persons but which, if owned by Borrower or any of its Subsidiaries on that date, would have satisfied the requirement set forth in clause (a), if on that date Borrower or any of its Domestic Subsidiaries holds an option to purchase such real Property for which it has paid an amount equal to 20% or more of the purchase price provided for in such option to purchase. The "book value" with respect to Domestic Unimproved Land referred to in Section 6.15 shall be calculated as if the option to purchase had been exercised as of the date of determination, and otherwise in accordance with Generally Accepted Accounting Principles, consistently applied.

               "Eligible Assignee" means (a) another Bank, (b) any commercial bank, savings bank, savings and loan association or similar financial institution which, (i) has total assets of $5,000,000,000 or more, (ii) is "well capitalized" within the meaning of such term under the Federal Depository Institutions Control Act, (iii) is engaged in the business of lending money and extending credit under credit facilities substantially similar to those extended under this Agreement and (iv) is operationally and procedurally able to meet the obligations of a Bank hereunder to the same degree as a commercial bank, (c) any insurance company engaged in the business of writing insurance which (i) has total assets of $5,000,000,000 or more, (ii) is "best capitalized" under applicable regulations of the National Association of Insurance Commissioners, and
        (iii) meets the requirements set forth in subclauses (iii) and (iv) of clause (b) above and (d) any other financial institution having total assets of $5,000,000,000 or more (including a mutual fund or other fund under management of an investment manager having under its management total assets of $5,000,000,000 or more) which meets the requirements set forth in subclauses (iii) and (iv) of clause (b) above; provided that each Eligible Assignee must (A) be organized under the Laws of the United States of America, any State thereof or the District of Columbia or (B) if a commercial bank, be organized under the Laws set forth in clause (A) or under the Laws of the Cayman Islands or any country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of such a country, and (C) act under the Loan Documents through a branch, agency or funding office located in the United States of America and (D) be exempt from withholding of tax on interest and deliver the documents related thereto pursuant to the Code.

               "ERISA" means, at any date, the Employee Retirement Income Security Act of 1974 and the regulations thereunder, all as the same shall be in effect at such date.

               "ERISA Affiliate" means, with respect to any Person, any other Person (or any trade or business, whether or not incorporated) that is under common control with that Person within the meaning of Section 414 of the Code.

               "Event of Default" has the meaning set forth for that term in
        Section 9.1.

               "Federal Funds Rate" means the rate per annum equal to the weighted average (rounded upwards, if necessary, to the nearest 1/100th of one percent) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers as published for such day (or, if such day is not a Banking Day, for the next preceding Banking Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Banking Day, the average, the average (rounded upwards, if necessary, to the nearest 1/100th of one percent) of the quotations for such day on transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

               "Financial Subsidiary" means (a) the Mortgage Company, so long as it continues to engage in the mortgage banking business, and its Subsidiaries, (b) any Subsidiary of Borrower that is organized and operates solely to issue collateralized mortgage obligations, and (c) any other Subsidiary of Borrower that (i) is engaged primarily in the business of origination, marketing, and servicing of residential mortgage loans, the sale of servicing rights, or the financing of long term residential mortgage loans, (ii) holds not less than 95% of its total assets in the form of Cash, Cash Equivalents, notes and mortgages receivable, Cash held by a trustee for the benefit of such Subsidiary or other financial instruments and (iii) is the subject of an Officer's Certificate of Borrower delivered to the Administrative Agent stating that such Subsidiary is a Financial Subsidiary within the meaning hereof.

               "Fiscal Quarter" means each of the fiscal quarters of Borrower ending on each February 28 (or 29, if a leap year), May 31, August 31 and November 30.

               "Fiscal Year" means each of the fiscal years of Borrower ending on each November 30 or as otherwise changed by the Borrower upon advance written notice to the Administrative Agent, but subject to the requirements of Section 1.3.

               "Foreign Subsidiary" means, with respect to any Person, a Subsidiary of that Person which is not a Domestic Subsidiary and with respect to Borrower, includes Kaufman and Broad International, Inc., a California corporation, but excludes KBMHG (and each Subsidiary thereof).

               "Generally Accepted Accounting Principles" means, as of any date of determination, accounting principles set forth as "generally accepted" in then currently effective Statements of the Auditing Standards Board of the American Institute of Certified Public Accountants, or, if such Statements are not then in effect, accounting principles that are then approved by a significant segment of the accounting profession in the United States of America. The term "consistently applied," as used in connection therewith, means that the accounting principles applied to financial statements of a Person as of any date or for any period are consistent in all material respects (subject to Section 1.3) to those applied to financial statements of that Person as of prior dates and for prior periods.

               "Government Securities" means (a) readily marketable direct full faith and credit obligations of the United States of America or obligations unconditionally guaranteed by the full faith and credit of the United States of America and (b) obligations of an agency or instrumentality of, or corporation owned, controlled or sponsored by, the United States of America that are generally considered in the securities industry to be implicit obligations of the United States of America.

               "Governmental Agency" means (a) any federal, state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality, or public body, (c) any court or administrative tribunal, or (d) any arbitration tribunal or other non-governmental authority to whose jurisdiction a Person has consented, in each case whether of the United States of America or any other nation.

               "Guarantor Subsidiary" means (a) any Domestic Subsidiary which is a Significant Subsidiary, other than any Financial Subsidiary and (b) any other Domestic Subsidiary, other than any Financial Subsidiary, that is designated in writing by Borrower to become a Guarantor Subsidiary.

               "Hazardous Materials" means substances defined as "hazardous substances" pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq., or as "hazardous", "toxic" or "pollutant" substances or as "solid waste" pursuant to the Hazardous Materials Transportation Act, 49 U.S.C.
        Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or as "friable asbestos" pursuant to the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq. or any other applicable Hazardous Materials Law, in each case as such Laws are amended from time to time.

               "Hazardous Materials Laws" means all Laws governing the treatment, transportation or disposal of Hazardous Materials applicable to any real Property of Borrower or its Subsidiaries.

               "Indebtedness" means, with respect to any Person, (a) all indebtedness of such Person for borrowed money, (b) that portion of the obligations of such Person under Capital Leases which should properly be recorded as a liability on a balance sheet of that Person prepared in accordance with Generally Accepted Accounting Principles, (c) any obligation of such Person that is evidenced by a promissory note or other instrument representing an extension of credit to such Person, whether or not for borrowed money, (d) any obligation of such Person for the deferred purchase price of Property or services (other than trade or other accounts payable in the ordinary course of business in accordance with customary industry terms), (e) any obligation of the types referred to in clauses (a) through (d) above that is secured by a Lien (other than a Permitted Encumbrance) on assets of such Person, whether or not that Person has assumed such obligation or whether or not such obligation is non-recourse to the credit of such Person, but only to the extent of the fair market value of the assets so subject to the Lien,
        (f) obligations of such Person arising under acceptance facilities or under facilities for the discount of accounts receivable of such Person and (g) any obligation of such Person under letters of credit issued for the account of such Person and that is not otherwise a Contingent Guaranty Obligation.

               "Intangible Assets" means assets that are considered intangible assets under Generally Accepted Accounting Principles, including (a) customer lists, goodwill, computer software, unamortized deferred charges, unamortized debt discount, capitalized research and development costs and other intangible assets and (b) any write-up in book value of any asset subsequent to its acquisition, but excluding any existing write-up in book value of any asset acquired by Borrower or any of its Subsidiaries prior to the 1997 Closing Date, as such write-up may decrease (but not increase) from time to time.

               "Interest Period" means, as to each LIBOR Loan, a period of one, two, three or six months, as designated by Borrower; provided that (a) the first day of each Interest Period must be a LIBOR Market Day, (b) any Interest Period that would otherwise end on a day that is not a LIBOR Market Day shall be extended to the next succeeding LIBOR Market Day, unless such LIBOR Market Day falls in the next calendar month, in which case the LIBOR Period shall end on the next preceding LIBOR Market Day, and (c) no Interest Period may extend beyond (i) the Maturity Date, in the case of Loans under the Line A Commitment or (ii) the Line B Maturity Date, in the case of Loans under the Line B Commitment.

               "Investment" means, with respect to any Person, any investment by that Person, whether by means of purchase or other acquisition of capital stock or other Securities of any other Person or by means of loan, advance, capital contribution, or other debt or equity participation or interest in any other Person, including any partnership or joint venture interest in any other Person; provided that an Investment of a Person shall not include any trade or account receivable arising in the ordinary course of the business of such Person. The amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the market value of such Investment.

               "Investment Grade Credit Rating" means, as of any date of determination, that at least two (2) Rating Agencies have as of that date issued credit ratings for Borrower's long-term senior unsecured debt of (a) at least BBB- in the case of S&P, (b) at least Baa3 in the case of Moody's and (c) at least BBB- in the case of Duff. For purposes of the foregoing, "S&P" means Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.) and its successors, "Moody's" means Moody's Investor's Service, Inc. and its successors, "Duff" means Duff & Phelps, Inc. and its successors and "Rating Agencies" means S&P, Moody's and Duff.

               "Issuing Bank" means, subject to Section 2.5(h), Bank of America.

               "Joint Venture" means any Person (a) in which Borrower or any Subsidiary of Borrower holds an equity Investment and (b) which has at least one holder of its equity interests that is not an Affiliate of Borrower or any Subsidiary of Borrower.

               "KBMHG" means Kaufman and Broad Multi-Housing Group, Inc., a Subsidiary of Borrower.

               "Laws" means, collectively, all foreign, federal, state and local statutes, treaties, codes, ordinances, rules, regulations and controlling precedents of any Governmental Agency.

               "Letters of Credit" means any of the standby or commercial letters of credit (including financial and performance letters of credit) issued by an Issuing Bank under the Line A Commitment pursuant to Section 2.5, either as originally issued or as the same may be supplemented, modified, amended, renewed, extended or supplanted.

               "Letter of Credit Usage" means, as of any date of determination, the aggregate undrawn face amount of outstanding Letters of Credit plus the aggregate amount of unreimbursed draws under Letters of Credit.

               "LIBOR" means, for each LIBOR Loan, that rate per annum, determined solely by the Administrative Agent, pursuant to the following formula (with each component expressed as a decimal and rounded upward to the nearest 1/100 of 1%):

                London Interbank Offered Rate for that LIBOR Loan
                -------------------------------------------------
                            1.00 - Reserve Percentage

               "LIBOR Advance" means an Advance made by a Bank to fund its Pro Rata Share of a LIBOR Loan.

               "LIBOR Lending Office" means, with respect to each Bank, its office, branch or affiliate identified on the signature page hereof as its LIBOR Lending Office or such other office, branch or affiliate as such Bank may hereafter designate as its LIBOR Lending Office by notice to Borrower and the Administrative Agent.

               "LIBOR Loan" means a Loan made hereunder and designated or redesignated as a LIBOR Loan in accordance with Article 2.

               "LIBOR Market" means the London, England market established by and among banks for the solicitation, offer and acceptance of Dollar deposits in such banks.

               "LIBOR Market Day" means any Banking Day on which commercial banks are open for international business (including dealing in Dollar deposits) in London, England.

               "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, lien or charge of any kind, whether voluntarily incurred or arising by operation of Law or otherwise, affecting any Property, including any agreement to grant any of the foregoing (other than an agreement which gives to a Person the right to become equally and ratably secured with any other Person to whom a Lien is granted on any item of Property) any conditional sale or other title retention agreement, any lease in the nature of a security interest, and/or the filing of or agreement to give any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the Uniform Commercial Code or comparable Law of any jurisdiction with respect to any Property.

               "Line A Commitment" means, subject to Section 2.6, $400,000,000. The Pro Rata Shares of the Banks with respect to the Line A Commitment are set forth in Schedule 1.1.

               "Line A Note" means each promissory note made by Borrower to a Bank evidencing the Advances under that Bank's Pro Rata Share of the Line A commitment, substantially in the form of Exhibit C-1, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

               "Line B Commitment" means, subject to Section 2.6, $100,000,000. The Pro Rata Shares of the Banks with respect to the Line B Commitment are set forth in Schedule 1.1.

               "Line B Maturity Date" means the day 364 days after the 1997 Closing Date, subject to any extension of the Line B Maturity Date pursuant to Section 2.6.

               "Line B Note" means each promissory note made by Borrower to a Bank evidencing the Advances under that Bank's Pro Rata Share of the Line B Commitment, substantially in the form of Exhibit C-2, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

               "Loan" means any of the groups of Advances made at any one time by the Banks.

               "Loan Documents" means, collectively, this Agreement, the Notes, the Swing Line Documents, the Subsidiary Guaranty and any other agreement or instrument that may hereafter be executed and delivered by Borrower or a Subsidiary of Borrower in favor of the Banks relating to or in furtherance of this Agreement.

               "London Interbank Offered Rate" means, for each LIBOR Loan, the per annum rate (rounded upward to the nearest 1/100 of 1%), determined solely by the Administrative Agent, at which Bank of America's branch in London, England would offer deposits of Dollars in the LIBOR Market at or about 11:00 a.m., London time, on the day two LIBOR Market Days preceding the first day of the applicable Interest Period for approximately the same time period as the applicable Interest Period and in an amount approximately equal to Bank of America's Pro Rata Share of that LIBOR Loan.

               "Majority Banks" means (a) as of any date of determination, if the Line A Commitment and the Line B Commitment are then in effect, Banks holding in the aggregate in excess of 50% of the Commitments then in effect, (b) as of any date of determination, if the Line A Commitment is then in effect but the Line B Commitment has then been terminated, Banks holding in the aggregate in excess of 50% of the sum of the Line A Commitments then in effect plus the aggregate Indebtedness then evidenced by the Line B Notes or (c) as of any date of determination, if the Line A Commitment and the Line B Commitment has then been terminated or suspended and there is then any Indebtedness evidenced by the Notes, Banks holding in the aggregate in excess of 50% of the aggregate Indebtedness then evidenced by the Notes and the Swing Line Documents.

               "Managing Agents" means Bank of America, NationsBank of Texas, N.A. and Credit Lyonnais, in each case so long as such bank is a Bank hereunder. The Managing Agents, in such capacities, shall have no duties under the Loan Documents beyond those of Banks.

               "Material Adverse Effect" means any circumstance or event, or any set of circumstances or events which, individually or when aggregated with any other circumstances or events, (a) has or is reasonably likely to have any material adverse effect upon the validity or enforceability of any Loan Document, (b) is or is reasonably likely to be material and adverse to the condition (financial or otherwise) or operations of Borrower and its Subsidiaries, taken as a whole, (c) materially impairs or is reasonably likely to materially impair the ability of Borrower and its Subsidiaries, taken as a whole, to perform the Obligations or (d) were initiated or approved by Borrower or any of its Subsidiaries and which materially impair or are reasonably likely to materially impair the ability of the Banks to enforce any material legal remedy pursuant to the Loan Documents.

               "Maturity Date" means April 30, 2001.

               "Model Homes" means housing units which have been completed, furnished and landscaped and are used in the marketing efforts with respect to a residential home project, provided that the total number of units considered as Model Homes at any time shall not exceed an amount equal to (a) the number of domestic residential home projects open for sale at such time, times (b) four (4).

               "Money Market Facility" means any unsecured credit facility the advances under which have a maturity of not in excess of 180 days and which have been extended to Borrower from time to time other than under this Agreement, either by a Bank or by any other financial institution.

               "Money Market Facility Lender" means, with respect to a Money Market Facility, the financial institution that extended such Money Market Facility to Borrower.

               "Money Market Outstandings" means, as of any date of determination, the aggregate principal amount outstanding under all Money Market Facilities.

               "Mortgage Company" means Kaufman and Broad Mortgage Company, an Illinois corporation and a wholly owned Financial Subsidiary of Borrower.

               "Mortgage Warehousing Agreement" means that certain Mortgage Loan Warehousing Agreement dated as of February 24, 1997 among Mortgage Company, the banks party thereto and NationsBank of Texas, N.A., as agent for the banks, and as the same may from time to time be amended, modified, refinanced or replaced.

               "Multiemployer Plan" means any employee benefit plan of a type described in Section 4001(a)(3) of ERISA.

               "Net Orders" means, as of any date of determination, the number of items of housing inventory that are in the process of being sold and with respect to which a purchase contract has been signed, as reported in Borrower's filings with the Securities Exchange Commission.

               "Net Realizable Value Adjustment" means the adjustment required pursuant to Generally Accepted Accounting Principles (including FAS 121 issued by the Financial Accounting Standards Board) to reflect a decrease in the book value of assets below their historical costs.

               "Non-Recourse Indebtedness" means Indebtedness incurred in connection with the purchase or improvement of Property (a) that is secured solely by the Property purchased or improved, (b) with respect to which the holder of such Indebtedness has recourse only to such Property, and (c) that is otherwise non-recourse (whether by contract or under applicable Law) to any Person.

               "Notes" means the Line A Notes and the Line B Notes.

               "Obligations" means all present and future obligations of every kind or nature of Borrower or any Party at any time and from time to time owed to the Administrative Agent or the Banks or any one or more of them under any one or more of the Loan Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, and including interest that accrues to the extent permitted by applicable Law after the commencement of any proceeding under any Debtor Relief Law by or against Borrower.

               "Officer's Certificate" means, when used with reference to any Person, a certificate signed by a Senior Officer of such Person.

               "Operating Loss" means, for any Fiscal Quarter, that the sum of
        (a) Consolidated Net Income for that Fiscal Quarter plus (b) all taxes on or measured by income payable by Borrower with respect to such Consolidated Net Income plus (c) all non-Cash Net Realizable Value Adjustments made during that Fiscal Quarter is less than zero; provided that each amount described in clauses (a), (b) and (c) shall be adjusted to eliminate any portion thereof, or effect thereon, attributable to a Financial Subsidiary.

               "Opinions of Counsel" means the favorable written legal opinions of (a) Sidley & Austin, special counsel to Borrower, and (b) Barton P. Pachino, General Counsel of Borrower substantially in the form of Exhibits D-1 and D-2, respectively, together with copies of all factual certificates and legal opinions upon which such counsel has relied.

               "Party" means any Person other than the Banks, the Managing Agents or the Co-Agents which now or hereafter is a party to any of the Loan Documents.

               "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto established under ERISA.

               "Pension Plan" means any "employee pension benefit plan" (as such term is defined in ERISA) which is subject to Title IV of ERISA and which is maintained for employees of Borrower or any of its ERISA Affiliates.

               "Permitted Encumbrances" means:

               (a) inchoate Liens incident to construction or maintenance of real property; or Liens incident to construction or maintenance of real property now or hereafter filed of record for which adequate reserves have been set aside and which are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no material property is subject to a material risk of loss or forfeiture;

               (b) Liens for taxes and assessments on real property which are not yet past due; or Liens for taxes and assessments on real property for which adequate reserves have been set aside and are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no material property is subject to a material risk of loss or forfeiture;

               (c) minor defects and irregularities in title to any real property which in the aggregate do not materially impair the fair market value or use of the real property for the purposes for which it is or may reasonably be expected to be held;

               (d) easements, exceptions, reservations, or other agreements for the purpose of pipelines, conduits, cables, wire communication lines, power lines and substations, streets, trails, walkways, drainage, irrigation, water, utilities, and sewerage purposes, dikes, canals, ditches, the removal of oil, gas, coal, or other minerals, and other like purposes affecting real property, facilities, or equipment which in the aggregate do not materially burden or impair the fair market value or use of such property for the purposes for which it is or may reasonably be expected to be held;

               (e) easements, exceptions, reservations, or other agreements for the purpose of facilitating the joint or common use of property in a shopping center or similar real property project affecting real property which in the aggregate do not materially burden or impair the fair market value or use of such property for the purposes for which it is or may reasonably be expected to be held;

               (f) rights reserved to or vested in any Governmental Agency to control or regulate the use of any real property;

               (g) any obligations or duties affecting any real property to any Governmental Agency with respect to any right, power, franchise, grant, license, or permit;

               (h) present or future zoning laws and ordinances or other laws and ordinances restricting the occupancy, use, or enjoyment of real property;

               (i) statutory Liens, including warehouseman's liens, other than those described in clauses (a) or (b) above, arising in the ordinary course of business with respect to obligations which are not delinquent or are being contested in good faith, provided that, if delinquent, adequate reserves have been set aside with respect thereto and, by reason of nonpayment, no material property is subject to a material risk of loss or forfeiture;

               (j) covenants, conditions, and restrictions affecting the use of real property which in the aggregate do not materially impair the fair market value or use of the real property for the purposes for which it is or may reasonably be expected to be held;

               (k) rights of tenants under leases and rental agreements covering real property entered into in the ordinary course of business of the Person owning such real property;

               (l) Liens consisting of pledges or deposits to secure obligations under workers' compensation laws or similar legislation, including Liens of judgments thereunder which are not currently dischargeable;

               (m) Liens consisting of pledges or deposits of property to secure performance in connection with operating leases made in the ordinary course of business to which the Borrower or a Subsidiary is a party as lessee, provided the aggregate value of all such pledges and deposits in connection with any such lease does not at any time exceed 25% of the annual fixed rentals payable under such lease;

               (n) Liens consisting of deposits of property to secure statutory obligations of the Borrower or a Subsidiary of Borrower in the ordinary course of its business; and

               (o) Liens consisting of deposits of property to secure (or in lieu of) surety, appeal or customs bonds in proceedings to which Borrower or a Subsidiary of Borrower is a party in the ordinary course of its business.

               "Permitted Right of Others" means a Right of Others consisting of
        (a) an interest (other than a legal or equitable co-ownership interest, an option or right to acquire a legal or equitable co-ownership interest and any interest of a ground lessor under a ground lease), that does not materially impair the value or use of property for the purposes for which it is or may reasonably be expected to be held, (b) an option or right to acquire a Lien that would be a Permitted Encumbrance or (c) the reversionary interest of a landlord under a lease of Property.

               "Person" means an individual, trustee, corporation, general partnership, limited partnership, joint stock company, trust, estate, unincorporated organization, union, tribe, business association or firm, joint venture, Governmental Agency, or other entity.

               "Pricing Period" means the three calendar month periods of (a) May 1 through July 31, (b) August 1 through October 31, (c) November 1 through January 31, and (d) February 1 through April 30, and the Consolidated Leverage Ratio applicable to any Pricing Period shall be the one that is calculated as of the Fiscal Quarter end that falls approximately 60 days prior to the beginning of such Pricing Period.

               "Prior Loan Agreement" has the meaning set forth for that term in the Recitals hereto.

               "Projections" means the financial projections of Borrower delivered to the Banks and dated as of March 17, 1997.

               "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

               "Pro Rata Share" of a Bank, as pertains to the Line A Commitment, the Line B Commitment or the Commitments, means the applicable percentage set forth opposite the name of that Bank on Schedule 1.1 to this Agreement.

               "Quarterly Payment Date" means June 30, 1997 and each September 30, December 31, March 31 and June 30 thereafter through and including the Maturity Date.

               "Reference Rate" means the per annum rate of interest publicly announced from time to time by Bank of America at San Francisco, California, as its Reference

        Rate. The Reference Rate is set by Bank of America based on various factors, including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing loans. Bank of America may price loans at, above or below the Reference Rate. Any change in the Reference Rate shall take effect on the day specified in the public announcement of such change.

               "Regulation D" means Regulation D, as at any time amended, of the Board of Governors of the Federal Reserve System or any other regulation in substance substituted therefor.

               "Regulatory Development" means (a) any change in the Laws, (b) change in the application of any existing Laws or the interpretation thereof by any Governmental Agency or central bank or comparable authority (whether or not having the force of Law), or (c) compliance by any Bank with any request or directive (whether or not having the force of Law) of any Governmental Agency or central bank or comparable authority.

               "Request for Letter of Credit" means a written request for the issuance of a Letter of Credit signed by a Responsible Official of Borrower, in a form reasonably designated from time to time by the Administrative Agent.

               "Request for Loan" means a request for a Loan signed by a Responsible Official of Borrower, in a form reasonably designated from time to time by the Administrative Agent.

               "Request for Redesignation of Loans" means a written request for redesignation of Loans signed by a Responsible Official of Borrower, in a form reasonably designated from time to time by the Administrative Agent.

               "Requirement of Law" means, as to any Person, the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, any Law or any judgment, award, decree, writ or determination of, or any consent or similar agreement with, a Governmental Agency, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

               "Reserve Percentage" means, for each LIBOR Loan, the total of the maximum reserve percentages for determining the reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency Liabilities, as defined in Regulation D. The Reserve Percentage shall be expressed in decimal form and rounded upward, if necessary, to the nearest 1/100th of one percent, and shall include marginal, emergency, supplemental, special and other reserve percentages. The Reserve Percentage shall be determined solely by the Administrative Agent, which determination shall be conclusive absent manifest error.

               "Responsible Official" means (a) when used with reference to a Person other than an individual, any corporate officer of such Person, general partner of such Person, corporate officer of a corporate general partner of such Person, or corporate officer of a corporate general partner of a partnership that is a general partner of such Person, or any other responsible official thereof duly acting on behalf thereof, and (b) when used with reference to a Person who is an individual, such Person. Any document or certificate hereunder that is signed or executed by a Responsible Official of a Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of that Person.

               "Right of Others" means, with respect to any Property in which a Person has an interest, (a) any legal or equitable claim or other interest (other than a Lien) in or with respect to that Property held by any other Person, and (b) any option or right held by any other Person to acquire any such claim or other interest (including a Lien).

               "Securities" means any capital stock, share, voting trust certificate, bonds, debentures, notes or other evidences of indebtedness, limited partnership interests, or any warrant, option or other right to purchase or acquire any of the foregoing.

               "Senior Officer" means the (a) chief executive officer, (b) chief operating officer, (c) chief financial officer, or (d) treasurer, in each case whatever the title nomenclature may be, of the Person designated.

               "Shareholders' Equity" means, as of any date of determination, shareholders' equity as of that date determined in accordance with Generally Accepted Accounting Principles; provided that there shall be excluded from Shareholders' Equity any amount attributable to capital stock that is, directly or indirectly, required to be redeemed or repurchased by the issuer thereof prior to the date which is one year after the Maturity Date or upon the occurrence of specified events or at the election of the holder thereof.

               "Significant Subsidiary" means, as of the 1997 Closing Date, those Subsidiaries of Borrower identified as such in Schedule 4.4 and, as of any other date of determination, any Subsidiary of Borrower (other than a Joint Venture) with respect to which any of the following conditions is met:

               (a) the aggregate book value of all Investments of Borrower and its Subsidiaries in such Subsidiary exceeds 5% of the consolidated total assets (other than assets of Financial Subsidiaries) of Borrower and its Subsidiaries as of such date; or

               (b) the proportionate share of Borrower and its Subsidiaries in the total assets of such Subsidiary (after intercompany eliminations) exceeds 5% of the consolidated total assets (other than assets of Financial Subsidiaries) of Borrower and its Subsidiaries as of such date; or

               (c) the equity of Borrower and its Subsidiaries in the net income of such Subsidiary (before income taxes, extraordinary items and cumulative effect of a change in accounting principles) as of the end of the most recently ended fiscal year or years of such Subsidiary exceeds the greater of (i) an amount equal to 5% of the consolidated net income of Borrower and its Subsidiaries (computed as aforesaid) as of the end of the most recent Fiscal Year ended prior to such date or (ii) $3,000,000.

               "Subordinated Obligations" means, collectively, all obligations of Borrower or any of its Subsidiaries that (a) do not provide for any payment of principal, any sinking fund payment or any scheduled redemption prior to the Maturity Date, (b) are expressly subordinated to the Obligations by a written instrument containing subordination and related provisions (including interest payment blockage, standstill and related provisions) not materially less favorable to the Banks in any respect whatsoever from those applicable to Borrower's 9-5/8% Senior Subordinated Notes due 2006 (the "Subordinated Notes") (or such other subordination and related provisions as may be approved in writing by the Majority Banks), (c) are subject to financial covenants not materially more burdensome to Borrower in any respect than those applicable to the Subordinated Notes, except such covenants as may be approved in writing by the Majority Banks and (d) are subject to other covenants (other than the covenant to pay interest) and events of default which in the aggregate are not materially more burdensome to Borrower than those applicable to the Subordinated Notes, except such covenants or events of default as may be approved in writing by the Majority Banks.

               "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership or joint venture whether now existing or hereafter organized or acquired: (a) in the case of a corporation or limited liability company, of which securities having a majority of the ordinary voting power for the election of the board of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by such Person and/or one or more Subsidiaries of such Person or (b) in the case of a partnership, joint venture or other business entity, in which such Person or a Subsidiary of such Person is a general partner.

               "Subsidiary Guaranty" means the guaranty of the Obligations executed by each Guarantor Subsidiary of Borrower substantially in the form of Exhibit E, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or supplanted.

               "Swing Line" means the revolving line of credit established by the Swing Line Bank in favor of Borrower pursuant to Section 2.4.

               "Swing Line Bank" means Bank of America.

               "Swing Line Documents" means the promissory note and any other documents executed by Borrower in favor of the Swing Line Bank in connection with the Swing Line.

               "Swing Line Loans" means loans made by the Swing Line Bank to Borrower pursuant to Section 2.4.

               "Swing Line Outstandings" means, as of any date of determination, the aggregate principal Indebtedness of Borrower on all Swing Line Loans then outstanding.

               "Syndication Agent" means NationsBank of Texas, N.A., so long as such bank is a Bank hereunder. The Syndication Agent shall have no duties under the Loan Documents beyond those of a Bank.

               "Termination Event" means (a) a "reportable event" as defined in
        Section 4043 of ERISA (other than a "reportable event" that is not subject to the provision for 30 day notice to the PBGC), (b) the withdrawal of Borrower or any of its ERISA Affiliates from a Pension Plan during any plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate a Pension Plan or the treatment of an amendment to a Pension Plan as a termination thereof pursuant to Section 4041 of ERISA, other than pursuant to Section 4041(b) of ERISA, (d) the institution of proceedings to terminate a Pension Plan by the PBGC or (e) any other event or condition which might reasonably be expected to constitute grounds under ERISA for the termination of, or the apportionment of a trustee to administer, any Pension Plan.

               "to the best knowledge of" means, when modifying a representation, warranty or other statement of any Person, that such representation, warranty or statement is a representation, warranty or statement that (a) the Person making it has no actual knowledge of the inaccuracy of the matters therein stated and (b) assuming the exercise by the Person making it of reasonable due diligence under the circumstances (in accordance with the standard of what a reasonable Person would have done under similar circumstances), the Person making it would have no actual knowledge of the inaccuracy of the matters therein stated. Where the Person making the representation, warranty or statement is not a natural Person, the aforesaid actual or constructive knowledge shall be that of any Senior Officer of that Person.

               1.2 Use of Defined Terms. Any defined term used in the plural preceded by the definite article shall be taken to encompass all members of the relevant class. Any defined term used in the singular preceded by "any" shall be taken to indicate any number of the members of the relevant class.

               1.3 Accounting Terms. All accounting terms not specifically defined in this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, Generally Accepted Accounting Principles, consistently applied, except as otherwise specifically prescribed herein. In the event that Generally Accepted Accounting Principles change during the term of this Agreement such that the financial covenants contained in Sections 6.9, 6.10 or 6.11 would then be calculated in a different manner or with different components or would render the same not meaningful criteria for evaluating Borrower's financial condition, (a) Borrower and the Banks agree to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating Borrower's financial condition to substantially the same criteria as were effective prior to such change in Generally Accepted Accounting Principles and (b) Borrower shall be deemed to be in compliance with the financial covenants contained in such Sections during the 90 day period following such change in Generally Accepted Accounting Principles if and to the extent that Borrower would have been in compliance therewith under Generally Accepted Accounting Principles as in effect immediately prior to such change. In the event that the Borrower changes its Fiscal Year during the term of this Agreement, Borrower and the Banks agree to amend this Agreement and the other Loan Documents in such respects as are necessary to conform the definitions, the financial covenants, the reporting requirements and the other provisions thereof to fairly reflect such change in the Borrower's Fiscal Year.

               1.4 Rounding. Any financial ratios required to be maintained by Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Agreement and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Agreement.

               1.5 Miscellaneous Terms. The term "or" is disjunctive; the term "and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive. Masculine terms also apply to females; feminine terms also apply to males. The term "including" is by way of example and not limitation.

               1.6 Exhibits and Schedules. All Exhibits and Schedules to this Agreement, either as originally existing or as the same may from time to time be supplemented, modified, or amended, are incorporated herein by reference. A matter disclosed on any Schedule shall be deemed disclosed on all Schedules.

               1.7 References to "Borrower and its Subsidiaries". Any reference herein to "Borrower and its Subsidiaries" or the like shall refer solely to Borrower during such times, if any, as Borrower shall have no Subsidiaries.

                                    Article 2
                           LOANS AND LETTERS OF CREDIT

               2.1 Loans-General.

               (a) Subject to the terms and conditions set forth in this Agreement (including Section 8.2), at any time and from time to time from the 1997 Closing Date through the Banking Day immediately preceding the Maturity Date, each Bank shall, pro rata according to that Bank's Pro Rata Share of the Line A Commitment then in effect, make Advances to Borrower under the Line A Commitment in such amounts as Borrower may request; provided that after giving effect to such Advance, (i) the aggregate outstanding principal evidenced by the Notes plus the Letter of Credit Usage plus the Money Market Outstandings plus Swing Line Outstandings shall not exceed the Commitments and (ii) the aggregate outstanding principal evidenced by the Line A Notes plus the Letter of Credit Usage plus Swing Line Outstandings shall not exceed the Line A Commitment. Subject to the limitations set forth herein, Borrower may borrow, repay and reborrow under this Section 2.1(a) without premium or penalty.

               (b) Subject to the terms and conditions set forth in this Agreement (including Section 8.2), at any time and from time to time from the 1997 Closing Date through the Banking Day immediately preceding the Line B Maturity Date, each Bank shall, pro rata according to that Bank's Pro Rata Share of the Line B Commitment then in effect, make Advances to Borrower under the Line B Commitment in such amounts as Borrower may request; provided that after giving effect to such Advance,
        (i) the aggregate outstanding principal evidenced by the Notes plus the Letter of Credit Usage plus the Money Market Outstandings plus Swing Line Outstandings shall not exceed the Commitments and (ii) the aggregate outstanding principal evidenced by the Line B Notes shall not exceed the Line B Commitment. Subject to the limitations set forth herein, Borrower may borrow, repay and reborrow under this Section 2.1(b) without premium or penalty.

               (c) Subject to the next sentence and to Sections 2.4(e) and 2.5(d), each Loan shall be made pursuant to a Request for Loan which shall be in a form and shall contain information specified from time to time by the Administrative Agent and which shall in all events specify the applicable Commitment and the requested (i) date of such Loan, (ii) type of Loan, (iii) amount of such Loan and (iv) in the case of a LIBOR Loan, Interest Period for such Loan. Unless the Administrative Agent, in its sole and absolute discretion, has notified Borrower to the contrary, each Loan may be requested by telephone (promptly confirmed in writing) or telecopier by a Responsible Official of Borrower, and Borrower shall confirm such request by promptly mailing a Request for Loan conforming to the preceding sentence to the Administrative Agent.

               (d) Promptly following receipt of a Request for Loan, the Administrative Agent shall notify each Bank by telephone, telecopier or telex of the date and type of the Loan, the applicable Interest Period in the case of an LIBOR Loan, the applicable Commitment, and that Bank's Pro Rata Share of the Loan. Not later than 11:00 a.m., California time, on the date specified for any Loan, each Bank shall make its Pro Rata Share of the Loan in immediately available funds available to the Administrative Agent at the Administrative Agent's Office. Upon fulfillment of the applicable conditions set forth in Article 8, all Advances shall be credited in immediately available funds to the Designated Deposit Account.

               (e) The principal amount of each Loan shall be an integral multiple of $1,000,000 and shall be in an amount not less than (i) $1,000,000 if such Loan is an Alternate Base Rate Loan and (ii) $5,000,000 if such Loan is a LIBOR Loan.

               (f) A Request for Loan shall be irrevocable upon the Administrative Agent's first notification thereof. The obligation of each Bank to make any Advance is several, and not joint or joint and several, and is not conditioned upon the performance by any other Bank of its obligation to make Advances. The failure by any Bank to perform its obligation to make any Advance will not increase the obligation of any other Bank to make Advances.

               (g) Borrower may redesignate an Alternate Base Rate Loan as a LIBOR Loan, or a LIBOR Loan as an Alternate Base Rate Loan or a LIBOR Loan with a new Interest Period, by delivering a Request for Redesignation to the Administrative Agent, within the time periods and pursuant to the conditions set forth in Section 2.1(c), 2.2 or 2.3, as applicable, and elsewhere in this Agreement. If no Request for Redesignation (or telephonic or other request referred to in the second sentence of Section 2.1(c), if applicable) has been made prior to the last day of the Interest Period for an outstanding LIBOR Loan within the requisite notice periods set forth in Section 2.3, then Borrower shall be deemed to have requested that such LIBOR Loan be redesignated as an Alternate Base Rate Loan.

               (h) The Advances made by each Bank under this Section 2.1 shall be evidenced by that Bank's Line A Note or Line B Note, as applicable.

               2.2 Alternate Base Rate Loans. Each request by Borrower for an Alternate Base Rate Loan shall be made pursuant to a Request for Loan (or telephonic or other request for loan referred to in the second sentence of
Section 2.1(c), if applicable) received by the Administrative Agent, at the Administrative Agent's Office, not later than 9:00 a.m., California time, on the Banking Day on which the requested Alternate Base Rate Loan is to be made. The Administrative Agent shall notify each Bank of a request for an Alternate Base Rate Loan as soon as practicable after receipt of the same. All Loans shall constitute Alternate Base Rate Loans unless properly designated as LIBOR Loans pursuant to Section 2.3.

               2.3    LIBOR Loans.

               (a) Each request by Borrower for a LIBOR Loan shall be made pursuant to a Request for Loan (or telephonic or other request for loan referred to in the second sentence of Section 2.1(c), if applicable) received by the Administrative Agent, at the Administrative Agent's Office, not later than 9:00 a.m., California time, at least three (3) LIBOR Market Days before the first day of the applicable Interest Period. The Administrative Agent shall notify each Bank of a request for a LIBOR Loan as soon as practicable after receipt of the same.

               (b) At or about 10:00 a.m., California time, two (2) LIBOR Market Days before the first day of the applicable Interest Period, the Administrative Agent shall determine the applicable LIBOR (which determination shall be conclusive in the absence of manifest error) and promptly shall give notice of the same to Borrower and the Banks by telephone, telecopier or telex.

               (c) No more than ten (10) LIBOR Loans may be outstanding at any particular time.

               (d) Unless the Majority Banks otherwise consent, no LIBOR Loan may be requested during the continuance of an Event of Default.

               2.4    Swing Line.

               (a) The Swing Line Bank shall from time to time through the day prior to the Maturity Date make Swing Line Loans to Borrower in such amounts as Borrower may request, provided that (i) giving effect to such Swing Line Loan, the Swing Line Outstandings do not exceed $15,000,000,
        (ii) the conditions to an Advance specified in Article 8 have been satisfied, (iii) without the consent of all of the Banks, no Swing Line Loan may be made during the continuation of an Event of Default, (iv) the Swing Line Bank has not given at least twenty-four (24) hours prior notice to Borrower that availability under the Swing Line is suspended or terminated and (v) after giving effect to such Swing Line Loan, (A) the aggregate outstanding principal evidenced by the Notes plus the Letter of Credit Usage plus the Money Market Outstandings plus the Swing Line Outstandings shall not exceed the Commitments and (B) the aggregate outstanding principal evidenced by the Line A Notes plus the Letter of Credit Usage plus Swing Line Outstandings shall not exceed the Line A Commitment. Borrower may borrow, repay and reborrow under this Section
        2.4. Unless notified to the contrary by the Swing Line Bank, borrowings under the Swing Line may be made in amounts which are integral multiples of $100,000 upon telephonic request, and delivery of such written request and certification as the Swing Line Bank may designate from time to time, by a Responsible Official of Borrower made to the Swing Line Bank not later than 4:00 p.m., Los Angeles time, on the Banking Day of the requested borrowing (in all events, any telephonic request shall be promptly confirmed in writing by telecopier).

        Unless notified to the contrary by the Swing Line Bank, each repayment of a Swing Line Loan shall be in an amount which is an integral multiple of $100,000. If Borrower instructs the Swing Line Bank to debit its demand deposit account at the Swing Line Bank in the amount of any payment with respect to a Swing Line Loan, or the Swing Line Bank otherwise receives repayment, after 1:00 p.m., Los Angeles time, on a Banking Day, such payment shall be deemed received on the next Banking Day.

               (b) Swing Line Loans shall bear interest at a fluctuating rate per annum equal to the sum of the Alternate Base Rate plus the Applicable Alternate Base Rate Spread, payable on the dates principal is due and in any event on the Maturity Date. The Swing Line Bank shall be responsible for invoicing Borrower for such interest. The interest payable on Swing Line Loans is solely for the account of the Swing Line Bank (or, if applicable, for the account of the Banks funding such Swing Line Loans pursuant to Section 2.4(d)).

               (c) The Swing Line Loans shall be payable on demand made by the Swing Line Bank and in any event on the Maturity Date.

               (d) Upon the making of a Swing Line Loan, each Bank shall be deemed to have purchased from the Swing Line Bank a participation therein in an amount equal to that Bank's Pro Rata Share of the Line A Commitment times the amount of the Swing Line Loan. Upon demand made by the Swing Line Bank, each Bank shall, according to its Pro Rata Share of the Line A Commitment, promptly provide to the Swing Line Bank its purchase price therefor in an amount equal to its participation therein. The obligation of each Bank to so provide its purchase price to the Swing Line Bank shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event.

               (e) In the event that any Swing Line Outstandings have not been repaid by the end of the Banking Day following their disbursement, then on the next Banking Day (unless Borrower has made other arrangements acceptable to the Swing Line Bank to repay the Swing Line Outstandings), Borrower shall request an Alternate Base Rate Loan under the Line A Commitment pursuant to Section 2.2 in an amount complying with Section 2.1(e) and sufficient to repay the Swing Line Outstandings. The Administrative Agent shall automatically provide such amount to the Swing Line Bank (which the Swing Line Bank shall then apply to the Swing Line Outstandings) and credit any balance of the Loan in immediately available funds to the Designated Deposit Account. In the event that Borrower fails to request an Alternate Base Rate Loan under the Line A Commitment within the time specified by Section 2.2 on any such date, the Administrative Agent may, but is not required to, without notice to or the consent of Borrower, cause Alternate Base Rate Advances to be made by the Banks under the Line A Commitment in the amount necessary to comply with Section 2.1(e) and sufficient to repay the Swing Line Outstandings and, for this purpose, the conditions precedent set forth in Section 8.2 shall not apply. The pro-ceeds of such Advances shall be paid to the Swing Line Bank for application to the Swing Line Outstandings.

               2.5    Letters of Credit.

               (a) Subject to the terms and conditions of this Agreement (including Section 8.3), Borrower may request from time to time during the period from the 1997 Closing Date through the day prior to the Maturity Date that the Issuing Bank issue Letters of Credit for the account of Borrower, and the Issuing Bank agrees to issue for the account of Borrower one or more Letters of Credit, provided that (i) Borrower shall not request that the Issuing Bank issue any Letter of Credit if, after giving effect to such issuance, (A) the aggregate outstanding principal evidenced by the Notes plus the Letter of Credit Usage plus the Money Market Outstandings plus the Swing Line Outstandings exceeds the Commitments or (B) the aggregate outstanding principal evidenced by the Line A Notes plus the Letter of Credit Usage plus Swing Line Outstandings exceeds the Line A Commitment, (ii) Borrower shall not request that the Issuing Bank issue any Letter of Credit if Borrower would not be in compliance with Sections 6.10 and 6.11, (iii) in no event shall the Issuing Bank issue any Letter of Credit having an expiration date after the Maturity Date, (iv) the Borrower shall not request any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed $100,000,000 or any limit established by Law after the 1997 Closing Date on the Issuing Bank's ability to issue the requested Letter of Credit at any time, and (v) prior to the issuance of any Letter of Credit the Issuing Bank shall request confirmation by telephone from the Administrative Agent that such Letter of Credit may be issued. Notwithstanding the foregoing, the Issuing Bank shall not be obligated to issue a Letter of Credit if, on or prior to the Banking Day immediately preceding the issuance thereof any Bank has notified the Issuing Bank in writing that the conditions set forth in Section 8.3 have not been satisfied with respect to the issuance of such Letter of Credit.

               (b) Whenever Borrower requests that the Issuing Bank issue a Letter of Credit it shall deliver to the Issuing Bank (with a copy to the Administrative Agent) (i) an executed application for such Letter of Credit in the form customarily required by the Issuing Bank and a Request for Letter of Credit by 10:00 a.m., California time, at least three (3) Banking Days prior to the proposed date of issuance, provided that the Issuing Bank shall use its best efforts to issue the proposed Letter of Credit within two Banking Days after receipt of such request, and (ii) the form of the Letter of Credit requested, together with such other information or materials as the Issuing Bank may reasonably request with respect to such Letter of Credit. The Administrative Agent shall promptly thereafter notify each of the Banks of the contents of such Request for Letter of Credit and proposed form of Letter of Credit. Prior to the issuance of any Letter of Credit, the Issuing Bank shall confirm by telephone with the Administrative Agent that, giving effect to the issuance of such Letter of Credit, the limitations set forth in
        Section 2.5(a) have been satisfied.

               (c) The Issuing Bank shall notify the Administrative Agent and Borrower of each issuance or amendment of any Letter of Credit issued by it on the Banking Day upon which such issuance or amendment occurs. Upon the issuance of a Letter of Credit, each Bank (other than the Issuing Bank and any Bank that has notified the Issuing Bank pursuant to the last sentence of Section 2.5(a) with respect to such Letter of Credit) shall be deemed to have purchased a pro rata participation from the Issuing Bank in an amount equal to that Bank's Pro Rata Share of the Line A Commitment, of the face amount of such Letter of Credit. Without limiting the scope and nature of each such Bank's participation in any Letter of Credit, to the extent that the Issuing Bank has not been reimbursed for any payment required to be made by the Issuing Bank under any Letter of Credit by the Banks through the making of an Alternative Base Rate Loan in accordance with Section 2.5(d) or by the Borrower in accordance with Section 2.5(e), each such Bank shall, according to its Pro Rata Share of the Line A Commitment, immediately reimburse the Issuing Bank upon demand for the amount of such payment. If any Bank fails to reimburse the Issuing Bank in the manner required by this Section on the same day upon which the related payment has been made by the Issuing Bank, that Bank shall also pay interest to the Issuing Bank on the amount of such reimbursement obligations at the Federal Funds Rate for the first two days after payment has been made by the Issuing Bank and at a rate equal to the sum of the Federal Funds Rate plus 2% from and after the third day after the date such payment was made (which interest shall not be for the account of or otherwise reimbursable by Borrower). The obligation of each such Bank to so reimburse the Issuing Bank shall be absolute and unconditional and shall not be affected by
        (i) the occurrence of an Event of Default or a Default, (ii) any set-off, counterclaim, defense or other right that such Bank or Borrower may have against the Issuing Bank, Borrower or any other Person, (iii) any adverse change in the condition (financial or otherwise) of Borrower or (iv) any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of Borrower to reimburse the Issuing Bank under any Letter of Credit together with interest as hereinafter provided.

               (d) The Issuing Bank shall provide notice to Borrower and the Administrative Agent of the amount of each demand for a draw under any Letter of Credit and, where practicable, such notice may be provided on the Banking Day immediately preceding the Banking Day of an expected payment. If all of the limitations and requirements set forth in this Agreement with respect to the making of an Alternate Base Rate Loan under the Line A Commitment (except the requirement that a Request for Loan be made as and when specified herein) have been satisfied then the Banks shall be obligated to make an Alternate Base Rate Loan to Borrower (without notice to or the consent of the Borrower) under the Line A Commitment in an aggregate amount equal to the amount paid by the Issuing Bank on the related Letter of Credit. The Administrative Agent shall thereupon promptly provide notice of such payment under the Letter of Credit to the Banks, and within one Banking Day after such notice from the Administrative Agent, each Bank shall make its Pro Rata Share of such Alternate Base Rate Loan under the Line A Commitment (plus interest at the

        Federal Funds Rate for the first two days after the date payment has been made by the Issuing Bank and at a rate equal to the sum of the Federal Funds Rate plus 2% from and after the third day after the date such payment has been made by the Issuing Bank, which interest shall not be for the account of or otherwise reimbursable by Borrower) available to the Administrative Agent for the account of the Issuing Bank in immediately available funds, and such funds shall collectively constitute the aforementioned Alternate Base Rate Loan, the proceeds of which shall be paid to the Issuing Bank to reimburse it for the payment made by it under the Letter of Credit.

               (e) In the event that not all of the limitations and requirements set forth in this Agreement with respect to the making of an Alternative Base Rate Loan under the Line A Commitment (other than the requirement that a Request for Loan be made as and when specified herein) have been satisfied, then Borrower agrees to pay to the Issuing Bank an amount equal to the amount of the applicable demand for a draw under a Letter of Credit (i) on the same Banking Day any payment is made, if the Issuing Bank notifies Borrower of such payment prior to 12:00 p.m., California time, on the Banking Day immediately preceding the Banking Day upon which such payment is to be made or (ii) on the Banking Day immediately following the Banking Day of the payment, if later notice is given. The principal amount of any such payment made by Borrower to the Issuing Bank shall be used to reimburse the Issuing Bank for the payment made by it under the Letter of Credit. In the event that Borrower does not make such payment when due, Borrower shall also pay interest to the Administrative Agent for the account of the Banks on such amount from the date of any payment to, but not including, the date of payment by Borrower at the rate provided for in Section 3.8; provided that not less than one day's interest shall be due. Each Bank that has reimbursed the Issuing Bank pursuant to Section 2.5(c) in accordance with its Pro Rata Share of the Line A Commitment of any payment made by the Issuing Bank under a Letter of Credit shall thereupon acquire a pro rata participation, to the extent of such reimbursement, in the claim of the Issuing Bank against Borrower under this Section 2.5(e).

               (f) Subject to Section 3.18, Borrower agrees to pay to the Administrative Agent (which shall promptly pay the same to the Banks or the Issuing Bank, as the case may be), (i) for the account of the Banks (other than a Bank that has notified the Issuing Bank pursuant to the last sentence of Section 2.5(a) with respect to such Letter of Credit) with respect to each Letter of Credit, a per annum letter of credit fee in an amount equal to the Applicable Letter of Credit Fee times the face amount of such Letter of Credit (including increases in the undrawn face amount thereof) for the term of such Letter of Credit, and (ii) for the account of the Issuing Bank with respect to each Letter of Credit, an issuance fee in an amount equal to the greater of $500 or one eighth percent (1/8%) per annum times the face amount of such Letter of Credit (including increases in the undrawn face amount thereof) for the term of such Letter of Credit, together with the Issuing Bank's standard charges and actual and reasonable out-of-pocket costs in connection with such issuance. The letter of credit fees for each Letter of Credit are payable in advance for each six month period (or portion thereof) during the term of the applicable Letter of Credit, on the issuance date and on each six month anniversary thereof during the term the applicable Letter of Credit is outstanding. In the event a Letter of Credit is canceled or terminated prior to its original expiration date, the fee provided for in clause (i) of the first sentence in this subsection (f) shall be refundable by the Banks on a pro rata basis over the period such Letter of Credit will no longer be outstanding, and one-half of the issuance fee referred to in clause (ii) of the first sentence in this subsection (f) shall be refundable by the Issuing Bank over the period such Letter of Credit will no longer be outstanding (and the balance will be non-refundable).

               (g) The obligation of Borrower to reimburse the Issuing Bank for drawings or payments made under each Letter of Credit shall be unconditional and irrevocable. Without limiting the foregoing, such obligation of Borrower shall not be affected by any of the following circumstances:

                      (i) any lack of validity or enforceability of the Letter
               of Credit, this Agreement, or any letter of credit application or other agreement or instrument relating thereto;

                      (ii) compliance by the Issuing Bank with any amendment or
               waiver of or any consent to departure from the Letter of Credit, this Agreement or any letter of credit application or other agreement or instrument relating thereto previously approved by Borrower pursuant to Section 2.5(b);

                      (iii) the existence of any claim, setoff, defense, or
               other rights which Borrower may have at any time against any Bank, any beneficiary of the Letter of Credit (or any Persons for whom any such beneficiary may be acting) or any other Person, whether in connection with the Letter of Credit, this Agreement, or any letter of credit application or other agreement or instrument relating thereto, or any unrelated transactions;

                      (iv) any demand, statement, or any other document
               presented under a Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever so long as any such document appeared to comply with the terms of the Letter of Credit;

                      (v) the solvency or financial responsibility of any party
               issuing any documents in connection with a Letter of Credit;

                      (vi) any failure or delay in notice of shipments or
               arrival of any property;

                      (vii) any error in the transmission of any message
               relating to a Letter of Credit not caused by the Issuing Bank, or any delay or interruption in any such message;

                      (viii) any error, neglect or default of any correspondent
               of any Bank in connection with a Letter of Credit;

                      (ix) any consequence arising from acts of God, war,
               insurrection, disturbances, labor disputes, emergency conditions or other causes beyond the control of the Banks;

                      (x) the form, accuracy, genuineness or legal effect of any contract or document referred to in any document submitted to the Issuing Bank in connection with a Letter of Credit so long as the Issuing Bank in good faith determines that the draft or document appears to comply with the terms of the Letter of Credit; and

                      (xi) where the Issuing Bank has acted in good faith and
               without gross negligence and observed general banking usage, any other circumstance whatsoever. IN DETERMINING WHETHER TO PAY UNDER ANY LETTER OF CREDIT, THE ISSUING BANK SHALL BE RESPONSIBLE ONLY TO DETERMINE THAT THE DOCUMENTS AND CERTIFICATES REQUIRED TO BE DELIVERED UNDER THAT LETTER OF CREDIT HAVE BEEN DELIVERED AND THAT THEY COMPLY ON THEIR FACE WITH THE REQUIREMENTS OF THAT LETTER OF CREDIT AND THE ISSUING BANK SHALL OBTAIN THE CONSENT OF THE BORROWER PRIOR TO MAKING ANY PAYMENT WITH RESPECT TO ANY DOCUMENT OR CERTIFICATE WHICH DOES NOT SO COMPLY ON ITS FACE.

               (h) Borrower shall initially request all Letters of Credit from Bank of America, as Issuing Bank (provided that the foregoing shall not limit Borrower's ability to request letters of credit that are not Letters of Credit from any issuing bank). In the event that (i) a prospective beneficiary will not accept Bank of America as the Issuing Bank with respect to the requested Letter of Credit, or (ii) Bank of America is otherwise unable to issue a properly requested Letter of Credit to which Borrower is entitled hereunder or (iii) Bank of America is unwilling, after reasonable opportunity to do so, to issue a properly requested Letter of Credit to which Borrower is entitled hereunder in the form requested by Borrower, then, upon prior notice to the Administrative Agent, Borrower may select an additional "Issuing Bank" from among the Banks holding a portion of the Line A Commitment (with such additional Issuing Bank's approval) to issue the requested Letter of Credit.

               (i) The Issuing Bank shall be entitled to the protections accorded to the Administrative Agent pursuant to Article 10, mutatis mutandis.

               2.6    Reduction of Commitments/Extension of Line B Maturity Date

               (a) Borrower shall have the right, at any time and from time to time, without penalty or charge, upon at least (5) Banking Days prior written notice voluntarily to reduce or terminate permanently and irrevocably, in aggregate principal amounts in an integral multiple of $1,000,000 but not less than $5,000,000 (unless all the unused Commitments are being terminated), all or a portion of the unused Line A Commitment or the unused Line B Commitment. Borrower shall pay to the Administrative Agent on the date of such termination all unpaid commitment fees which have accrued to such date in respect of the terminated portion of the applicable Commitment.

               (b) No earlier than 90 days nor later than 70 days prior to any Line B Maturity Date, Borrower may make a written request to the Administrative Agent and to each of the Banks to extend the then approaching Line B Maturity Date for a period of an additional 364 days (but in no event beyond the Maturity Date). If written consent to such extension request is given by the Majority Banks to the Administrative Agent within 45 days of such request by Borrower, then the Line B Maturity Date shall be extended as so requested provided, however, that if less than 100% of the original Line B Commitment is retained by consenting Banks (either under this clause (b) or clause (c), below) then Borrower shall have the option, to be exercised by written notice received by the Administrative Agent no fewer than three (3) Banking Days prior to the then approaching Line B Maturity Date, to convert the Line B loans to a term loan pursuant to clause (e), below.

               (c) In the event that a request to extend a Line B Maturity Date under clause (b), above, is approved by the Majority Banks but less than all of the Banks, then, subject to clause (e), below, the portion of the Line B Commitment attributable to the Banks that did not grant consent to such extension (each, a "Non-Consenting Bank") shall terminate unless all or any part of such portion of the Line B Commitment is assumed by one or more of the Banks that consented to such extension pursuant to
        Section 11.8. Any such consenting Bank may request, at any time prior to ten (10) days prior to the then approaching Line B Maturity Date, to assume a portion of such Line B Commitment to the Administrative Agent, and the Administrative Agent will coordinate an allocation of such Line B Commitment among Banks expressing an interest therein, which, if oversubscribed, shall be allocated in proportion to such requesting Banks' existing Pro Rata Shares of the Line B Commitment. Any such termination or reallocation of the Line B Commitment shall become effective immediately following the superseded Line B Maturity Date and shall be evidenced by (i) a revised version of Schedule 1.1 hereto prepared by the Administrative Agent and delivered to Borrower and each of the Banks and (ii) replacement of Line B Notes delivered by Borrower to the Administrative Agent for distribution to the applicable Banks in exchange for the existing Line B Notes.

               (d) In the event that a portion of the Line B Commitment is terminated pursuant to the terms of clause (c), above, Borrower may, within 120 days after such termination request that one or more Persons that are Eligible Assignees (each, a "New Bank") and that are approved by the Administrative Agent (which approval shall not be unreasonably withheld):

                      (i) purchase all (but not part) of any Non-Consenting
               Bank's then outstanding Advances, its Notes and its participation interest in outstanding Letters of Credit, and assume its Pro Rata Share of the Commitments and its obligations hereunder. If one or more New Banks so agree in writing, the Non-Consenting Bank shall assign its Pro Rata Share of the Commitments, together with the Indebtedness then evidenced by its Notes and its participation interest in outstanding Letters of Credit, to the New Bank or New Banks in accordance with Section 11.8. On the date of any such assignment, the Non-Consenting Bank which is being so replaced shall cease to be a "Bank" for all purposes of this Agreement and shall receive (A) from the New Bank or New Banks the principal amount of its Advances then outstanding and
               (B) from Borrower all interest and fees accrued and then unpaid with respect to such Advances, together with any other amounts then payable to such Bank by Borrower. In the event the Non-Consenting Bank is also an Issuing Bank, then the New Bank shall become an Issuing Bank for all purposes of this Agreement and shall either (at the Non-Consenting Bank's election, subject to the approval of Borrower, the Administrative Agent and the New Bank (which approvals shall not be unreasonably withheld) and, in the case of clause (x) below, the approval of the applicable Letter of Credit beneficiaries) (x) issue new letters of credit to replace the outstanding Letters of Credit issued by the Non-Consenting Bank, or (y) issue new letters of credit to the Non-Consenting Bank in support of the outstanding Letters of Credit issued by the Non-Consenting Bank, whereupon such outstanding Letters of Credit shall no longer be considered "Letters of Credit" under this Agreement, and such new letters of credit shall be considered Letters of Credit for all purposes of this Agreement (including the participation therein by the other Banks pursuant to Section 2.5). The Non-Consenting Bank shall be obligated to reimburse to Borrower a portion of the issuance fees referred to in clause (ii) of the first sentence of Section 2.5(f) based on the period during which each new Letter of Credit issued by the New Bank will be outstanding in replacement or support of a Letter of Credit issued by the Non-Consenting Bank; and/or

                      (ii) provide all or any portion of the original Line B
               Commitment that was terminated in accordance with clause (c) above. Any such assumption by a New Bank shall be evidenced by an appropriately modified version of Exhibit A hereto executed by the New Bank, Borrower and the Administrative Agent and shall result in (A) the Line B Commitment being increased by the amount so assumed (but not to a level in excess of

               $100,000,000) and (B) such New Bank becoming a Bank for all purposes hereunder and holding the assumed Pro Rata Share of the Line B Commitment.

        Any such purchase or assumption by a New Bank pursuant to clause (i) or
        (ii) of this Section 2.6(d) shall be further evidenced by a revised version of Schedule 1.1 hereto prepared by the Administrative Agent and delivered to Borrower and each of the Banks and replacement Line A and/or Line B Notes delivered by Borrower to the Administrative Agent for distribution to the applicable Banks in exchange for the corresponding existing Line A and/or Line B Notes.

               (e) In the event that (i) Borrower does not request an extension of a Line B Maturity Date, (ii) a request by Borrower for extension of a Line B Maturity Date is not approved by the Majority Banks or (iii) a request by Borrower for extension of a Line B Maturity Date is approved by the Majority Banks, but a portion of the Line B Commitment is to be terminated pursuant to clause (c), above, Borrower shall have the right to elect, by written notice to the Administrative Agent no later than three (3) Banking Days prior to such Line B Maturity Date, to have the outstanding balance of the Line B Notes on such Line B Maturity Date converted to a term loan under the Line B Commitment which term loan shall become due and payable in full on the Maturity Date. In the event of such a conversion, Borrower's right to reborrow under the Line B Commitment and the unused commitment fees for the Line B Commitment under Section 3.3(b) shall both terminate as of the Line B Maturity Date.

               2.7 Administrative Agent's Right to Assume Funds Available. Unless the Administrative Agent shall have been notified by any Bank at least two hours prior to the funding by the Administrative Agent of any Loan that such Bank does not intend to make available to the Administrative Agent such Bank's Pro Rata Share of such Loan, the Administrative Agent may, in its discretion (but shall not be so obligated), assume that such Bank has made such amount available to the Administrative Agent on the date of the Loan and the Administrative Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Bank, which demand shall be made in a reasonably prompt manner. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent promptly shall notify Borrower and Borrower shall pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from such Bank interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to the Federal Funds Rate as notified by the Administrative Agent to such Bank or the Borrower, as the case may be. Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its Pro Rata Share of a Commitment hereunder or to prejudice any rights which the Administrative Agent or Borrower may have against any Bank as a result of any default by such Bank hereunder.

                                    Article 3
                                 PAYMENTS; FEES

               3.1    Principal and Interest

               (a) Interest shall be payable on the outstanding daily unpaid principal amount of each Loan from the date thereof until payment in full and shall accrue and be payable at the rates set forth herein, to the extent permitted by applicable Laws, before and after default, before and after maturity, before and after any judgment, and before and after the commencement of any proceeding under any Debtor Relief Law, with interest on overdue interest to bear interest at the Default Rate.

               (b) Interest accrued on each Alternate Base Rate Loan shall be due and payable on the last day of each calendar month. Except as otherwise provided in Section 3.8, the unpaid principal amount of any Alternate Base Rate Loan shall bear interest at a fluctuating rate per annum equal to the sum of the Alternate Base Rate plus the Applicable Alternate Base Rate Spread. Each change in the interest rate hereunder shall take effect simultaneously with the corresponding change in the Alternate Base Rate. Each change in the Alternate Base Rate shall be effective as of the Banking Day on which the change in the Alternate Base Rate is announced, unless otherwise specified in such announcement, in which case the change shall be effective as so specified.

               (c) Interest accrued on each LIBOR Loan which has an Interest Period of three months or less shall be due and payable on the last day of the related Interest Period. Interest accrued on each other LIBOR Loan shall be due and payable on the date which is three months after the date such LIBOR Loan was made, every three months thereafter and on last day of the related Interest Period. Except as otherwise provided in
        Section 3.8, the unpaid principal amount of any LIBOR Loan shall bear interest at a rate per annum equal to the sum of LIBOR for that LIBOR Loan plus the Applicable LIBOR Spread.

               (d) If not sooner paid, the principal Indebtedness evidenced by the Notes shall be payable as follows:

                      (i) the principal Indebtedness evidenced by the Notes
               shall be payable within one (1) Banking Day in Cash to the extent that the sum of (A) the aggregate principal Indebtedness evidenced by the Notes plus (B) the Letter of Credit Usage plus
               (C) the Money Market Outstandings plus (D) the Swing Line Outstandings exceeds at any time the Commitments as then in effect;

                      (ii) unless a conversion of the Indebtedness evidenced by
               the Line B Notes to term Indebtedness has been effected pursuant to Section 2.6(e), the principal Indebtedness evidenced by the Line B Notes and all accrued interest thereon shall be immediately payable in Cash on the Line B Maturity Date and, with respect to any portion of the Line B Notes which is not being extended, on the day immediately prior to the commencement of any extension of the Line B Maturity Date pursuant to the terms of Section 2.6; and

                      (iii) the principal Indebtedness evidenced by the Notes
               shall in any event be immediately payable in Cash on the Maturity Date.

               (e) The Notes may, at any time and from time to time, voluntarily be prepaid at the election of Borrower in whole or in part without premium or penalty; provided that: (i) any partial prepayment shall be in integral multiples of $1,000,000, (ii) any partial prepayment shall be in an amount not less than $1,000,000 on an Alternate Base Rate Loan, and not less than $5,000,000 on a LIBOR Loan, (iii) the Administrative Agent must have received written notice (or telecopied notice confirmed promptly in writing) of any prepayment at least three Banking Days before the date of prepayment in the case of a LIBOR Loan and by 10:00 a.m., California time, on the date of prepayment in the case of an Alternate Base Rate Loan, (iv) each prepayment of principal, except for partial prepayments on Alternate Base Rate Loans, shall be accompanied by prepayment of interest accrued to the date of payment on the amount of principal paid and (v) in the case of any prepayment of any LIBOR Loan, Borrower shall promptly upon demand reimburse each Bank for any loss or cost directly or indirectly resulting from the prepayment, determined as set forth in Section 3.7.

               (f) Change in Control.

                      (i) If a Change in Control (as defined below) shall have
               occurred, at the option of the Majority Banks, Borrower shall repay in Cash the entire principal Indebtedness evidenced by the Notes, together with interest thereon and all other amounts due in connection with the Notes and this Agreement, and deliver to the Administrative Agent an amount equal to the Letter of Credit Usage then outstanding, to be held as cash collateral as provided in Section 9.2(c) (the "Change in Control Repayment"), on the date that is 27 Banking Days after the occurrence of the Change of Control (the "Change of Control Payment Date"), subject to receipt by Borrower of a Change in Control Payment Notice as set forth in Section 3.1(f)(iii). On the Change in Control Payment Date, the Commitments shall automatically terminate.

                      A "Change in Control" shall be deemed to have occurred at
               such time as any of the following events shall occur:

                      (A) There shall be consummated any consolidation or merger of Borrower in which Borrower is not the continuing or surviving corporation or pursuant to which the Voting Stock (as defined below) would be converted into Cash, securities or other property, other than a merger of Borrower in which the holders of Voting Stock immediately prior to the merger have the same or greater proportionate ownership, directly or indirectly, of the Voting Stock of the surviving corporation immediately after such merger as they had of the Voting Stock immediately prior to such merger; or

                      (B) There is a report filed by any person, including its Affiliates and Associates, on Schedule 13D or 14D-1 (or any successor schedule, form or report) pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), disclosing that such person (for the purposes of this Section 3.1(f) only, the term "person" is used as defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 50% or more of the voting power of Borrower's Voting Stock then outstanding; provided, however, that a person shall not be deemed beneficial owner of, or to own beneficially
                             (1) any Securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates or Associates (as defined below) until such tendered Securities are accepted for purchase or exchange thereunder, or (2) any Securities if such beneficial ownership
                             (a) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, and (b) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act; or

                      (C) A "Change in Control" (or analogous term) as defined in an indenture or agreement governing any Subordinated Obligation occurs.

                      Notwithstanding the foregoing provisions of this Section
               3.1(f), a Change in Control shall not be deemed to have occurred if at any time Borrower, any Subsidiary of Borrower, any employee stock ownership plan or any other employee benefit plan, including any Pension Plan of Borrower or any Subsidiary of Borrower, or any person holding Voting Stock for or pursuant to the terms of such employee benefit plan, files or becomes obligated to file a report under or in response to Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 50% or otherwise.

                      "Voting Stock" means, with respect to any Person, the
               capital stock of such Person having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                      "Associate" shall have the meaning ascribed to such term
               in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

                      (ii) Within 15 Banking Days after the occurrence of a
               Change in Control, Borrower shall provide written notice of the Change in Control to the Administrative Agent and each Bank. The notice shall state:

                      (A) the events causing a Change in Control and the date of such Change in Control;

                      (B) the date by which the Change in Control Payment Notice (as defined in Section 3.1(f)(iii)) must be given; and

                      (C)    the Change in Control Payment Date.

                      (iii) At the direction of the Majority Banks, the
               Administrative Agent shall, on behalf of the Banks, exercise the rights specified in Section 3.1(f)(i) by delivery of a written notice (a "Change in Control Payment Notice") to Borrower at any time prior to or on the Change in Control Payment Date, stating that the Notes shall be prepaid and cash collateral shall be provided for the Letter of Credit Usage on the Change in Control Payment Date. On the Change in Control Payment Date, Borrower shall make the Change in Control Repayment to the Administrative Agent for the benefit of the Banks, and the Commitments shall terminate.

               3.2 Upfront Fee. In addition to fees specified in the agency letters referred in Section 3.5, on the 1997 Closing Date, Borrower shall pay to the Administrative Agent, for the account of each Bank pro rata according to that Bank's Pro Rata Share of the Commitments, an upfront fee of 0.05% (5 basis points) of the Commitments.

               3.3    Commitment Fees.

               (a) From the 1997 Closing Date until the Maturity Date, Borrower shall pay to the Administrative Agent, for the account of each Bank, pro rata according to that Bank's Pro Rata Share of the Line A Commitment, a commitment fee equal to the Applicable Line A Commitment Fee Rate per annum in effect from time to time times the average daily amount by which the Line A Commitment exceeds the aggregate outstanding principal of the Loans evidenced by the Line A Notes plus the Letter of Credit Usage plus the Swing Line Outstandings. This commitment fee shall accrue daily and be payable in arrears with respect to each calendar quarter on the Quarterly Payment Date falling at the end of such calendar quarter. The Administrative Agent shall calculate the commitment fee and the amount thereof allocable to each Bank according to that Bank's Pro Rata Share of the Line A Commitment and shall notify Borrower in writing of such amounts.

               (b) From the 1997 Closing Date until the Line B Maturity Date, Borrower shall pay to the Administrative Agent, for the account of each Bank, pro rata according to that Bank's Pro Rata Share of the Line B Commitment, a commitment fee equal to the Applicable Line B Commitment Fee Rate per annum in effect from time to time times the average daily amount by which the Line B Commitment exceeds the aggregate outstanding principal of the Loans evidenced by the Line B Notes. This commitment fee shall accrue daily and be payable in arrears with respect to each calendar quarter on the Quarterly Payment Date falling at the end of such calendar quarter. The Administrative Agent shall calculate the commitment fee and the amount thereof allocable to each Bank according to that Bank's Pro Rata Share of the Line B Commitment and shall notify Borrower in writing of such amounts.

               3.4 Advance Fees. On the date of each Loan under the Line B Commitment that results in an increase in the outstanding principal balance under the Line B Notes, Borrower shall pay to the Administrative Agent, for the account of each Bank, pro rata according to that Bank's Pro Rata Share of the Line B Commitment, an advance fee equal to the Applicable Advance Fee Rate times the amount of the Line B Loan being made on that date times 25%. No advance fee shall be payable at the time of any extension of the Line B Maturity Date pursuant to Section 2.6(c) with respect to any portion of the principal balance outstanding under the Line B Commitment immediately prior to such extension that remains outstanding immediately following such extension.

               3.5 Agency Fees. Borrower shall pay to the Administrative Agent and to each other Managing Agent, for the account solely of such Managing Agent, such agency fees as are set forth in separate letter agreements.

               3.6    Capital Adequacy.

               (a) If any Bank (an "Affected Bank") determines that compliance with any Law or regulation or with any guideline or request from any central bank or other Governmental Agency (whether or not having the force of Law) enacted or issued after the 1997 Closing Date relating to the capital adequacy of banks or corporations in control of banks has or would have the effect of reducing the rate of return on the capital of such Affected Bank or any corporation controlling such Affected Bank as a consequence of, or with reference to, such Affected Bank's Pro Rata Share of the Commitments below the rate which the Bank or such other corporation could have achieved but for such compliance (taking into account the policies of such Bank or corporation with regard to capital adequacy), then Borrower shall from time to time, upon demand by such Affected Bank in accordance with this Section 3.6 (with a copy of such demand to the Administrative Agent), within 15 days after demand pay to such Affected Bank additional amounts sufficient to compensate such Affected Bank or other corporation for such reduction.

               (b) An Affected Bank may not seek compensation under Section 3.6(a) unless the demand for such compensation is delivered to Borrower within six months following the date of enactment or issuance of the Law, regulation, guideline or request giving rise to such demand for compensation.

               (c) A certificate as to any amounts for which an Affected Bank is seeking compensation under Section 3.6(a), submitted to Borrower and the Administrative Agent by such Affected Bank, shall be conclusive and binding for all purposes, absent manifest error. Each Affected Bank shall calculate such amounts in a manner which is consistent with the manner in which it makes calculations for comparable claims with respect to similarly situated borrowers from such Affected Bank, will not allocate to Borrower a proportionately greater amount of such compensation than it allocates to each of its other commitments to lend or other loans with respect to which it is entitled to demand comparable compensation, and will not include amounts already factored into the rates of interest or fees already provided for herein. Each Bank agrees promptly to notify Borrower and the Administrative Agent of any circumstances that would cause Borrower to pay additional amounts pursuant to this Section, provided that the failure to give such notice shall not affect Borrower's obligation to pay such additional amounts hereunder.

               (d) Without limiting its obligation to reimburse an Affected Bank for compensation theretofore claimed by an Affected Bank pursuant to
        Section 3.6(a), Borrower may, within 60 days following any demand by an Affected Bank, request that one or more Persons that are Eligible Assignees and that are acceptable to Borrower and approved by the Administrative Agent (which approval shall not be unreasonably withheld) purchase all (but not part) of the Affected Bank's then outstanding Advances, its Notes and its participation interest in outstanding Letters of Credit, and assume its Pro Rata Share of the Commitments and its obligations hereunder. If one or more such Banks or banks so agree in writing (each, an "Assuming Bank" and collectively, the "Assuming Banks"), the Affected Bank shall assign its Pro Rata Share of the Commitments, together with the Indebtedness then evidenced by its Notes and its participation interest in outstanding Letters of Credit, to the Assuming Bank or Assuming Banks in accordance with Section 11.8. On the date of any such assignment, the Affected Bank which is being so replaced shall cease to be a "Bank" for all purposes of this Agreement and shall receive (x) from the Assuming Bank or Assuming Banks the principal amount of its Advances then outstanding and (y) from Borrower all interest and fees accrued and then unpaid with respect to such Advances, together with any other amounts then payable to such Bank by Borrower. In the event the Affected Bank is also an Issuing Bank, then the Assuming Bank shall become an Issuing Bank for all purposes of this Agreement and shall either (at the Affected Bank's election, subject to the approval of Borrower, the Administrative Agent and the Assuming Bank (which approvals shall not be unreasonably withheld) and, in the case of clause (i) below, the approval of the applicable Letter of Credit beneficiaries) (i) issue new letters of credit to replace the outstanding Letters of Credit issued by the Affected Bank, or (ii) issue new letters of credit to the Affected Bank in support of the outstanding Letters of Credit issued by the Affected Bank, whereupon such outstanding Letters of Credit shall no longer be considered "Letters of Credit" under this Agreement, and such new letters of credit shall be considered Letters of Credit for all purposes of this Agreement (including the participation therein by the other Banks pursuant to Section 2.5). The Affected Bank shall be obligated to reimburse to Borrower a portion of the issuance fees referred to in clause (ii) of the first sentence of Section 2.5(f) based on the period during which each new Letter of Credit issued by the Assuming Bank will be outstanding in replacement or support of a Letter of Credit issued by the Affected Bank.

               3.7    LIBOR Fees and Costs.

               (a) If the occurrence of any Regulatory Development after the 1997 Closing Date:

                      (i) shall subject any Bank or its LIBOR Lending Office to
               any tax, duty or other charge or cost with respect to any LIBOR Advance or its obligation to make LIBOR Advances, or shall change the basis of taxation of payments to any Bank of the principal of or interest on any LIBOR Advance or any other amounts due under this Agreement in respect of any LIBOR Advance or its obligation to make LIBOR Advances (except for changes in any tax on the overall net income, gross income or gross receipts of such Bank or its LIBOR Lending Office);

                      (ii) shall impose, modify or deem applicable any reserve
               (including, without limitation, any reserve imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirements (excluding any such requirement included in any applicable Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank or its LIBOR Lending Office; or

                      (iii) shall impose on any Bank or its LIBOR Lending Office or the LIBOR Market any other condition affecting any LIBOR Advance or its obligation to make LIBOR Advances, or shall otherwise affect any of the same;

        and the result of any of the foregoing, as determined by such Bank, increases the cost to such Bank or its LIBOR Lending Office of making or maintaining any LIBOR Advance or in respect of any LIBOR Advance or its obligation to make LIBOR Advances or reduces the amount of any sum received or receivable by such Bank or its LIBOR Lending Office with respect to any LIBOR Advance or its obligation to make LIBOR Advances (assuming such Bank's LIBOR Lending Office had funded 100% of its LIBOR Advance in the LIBOR Market), then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction (determined as though such Bank's LIBOR Lending Office had funded 100% of its LIBOR Advance in the LIBOR Market); provided that Borrower shall not be liable to any Bank for any such increased cost or reduction pursuant to this Section in respect of any period which is more than six months prior to such Bank's demand for such compensation. A statement of any Bank claiming compensation under this subsection and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. Each Bank agrees to endeavor promptly to notify Borrower of any event of which it has actual knowledge which will entitle such Bank to compensation pursuant to this Section, and agrees to designate a different LIBOR Lending Office if such designation will avoid the need for or reduce the amount of such compensation and will not, in the judgment of such Bank, otherwise be disadvantageous to such Bank. If any Bank claims compensation under this Section, Borrower may at any time, upon at least four (4) LIBOR Market Days' prior notice to the Administrative Agent and such Bank and upon payment in full of the amounts provided for in this Section through the date of such payment plus any prepayment fee required by Section 3.7(d), pay in full the affected LIBOR Advances of such Bank or request that such LIBOR Advances be converted to Alternate Base Rate Advances.

               (b) If after the 1997 Closing Date the occurrence of any Regulatory Development shall, in the opinion of any Bank, make it unlawful or impossible for such Bank or its LIBOR Lending Office to make, maintain or fund its portion of any LIBOR Loan, or to take deposits of, dollars in the LIBOR Market, or to determine or charge interest rates based upon the LIBOR, and such Bank shall so notify the Administrative Agent, then such Bank's obligation to make LIBOR Advances shall be suspended for the duration of such illegality or impossibility and the Administrative Agent forthwith shall give notice thereof to the other Banks and Borrower. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. Upon receipt of such notice, the outstanding principal amount of such Bank's LIBOR Advances, together with accrued interest thereon, automatically shall be converted to Alternate Base Rate Advances with Interest Periods corresponding to the LIBOR Loans of which such LIBOR Advances were a part on either (1) the last day of the Interest Period(s) applicable to such LIBOR Advances if such Bank may lawfully continue to maintain and fund such LIBOR

        Advances to such day(s) or (2) immediately if such Bank may not lawfully continue to fund and maintain such LIBOR Advances to such day(s), provided that in such event the conversion shall not be subject to payment of a prepayment fee under Section 3.7(d). In the event that any Bank is unable, for the reasons set forth above, to make, maintain or fund its portion of any LIBOR Loan, such Bank shall fund such amount as an Alternate Base Rate Advance for the same period of time, and such amount shall be treated in all respects as an Alternate Base Rate Advance.

               (c) If, with respect to any proposed LIBOR Loan:

                      (i) the Administrative Agent reasonably determines that,
               by reason of circumstances affecting the LIBOR Market generally that are beyond the reasonable control of the Banks, deposits in dollars (in the applicable amounts) are not being offered to each of the Banks in the LIBOR Market for the applicable Interest Period; or

                      (ii) the Majority Banks advise the Administrative Agent
               that the LIBOR as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of making the applicable LIBOR Advances;

        then the Administrative Agent forthwith shall give notice thereof to Borrower and the Banks, whereupon until the Administrative Agent notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of the Banks to make any future LIBOR Advances shall be suspended. If at the time of such notice there is then pending a Request for Loan that specifies a LIBOR Loan, such Request for Loan shall be deemed to specify an Alternate Base Rate Loan.

               (d) Upon payment or prepayment of any LIBOR Advance (other than as the result of a conversion required under Section 3.7(b)) on a day other than the last day in the applicable Interest Period (whether voluntarily, involuntarily, by reason of acceleration, or otherwise), or upon the failure of Borrower to borrow on the date or in the amount specified for a LIBOR Loan in any Request for Loan, Borrower shall pay to each Bank an amount equal to the sum of

                      (i)    $250; plus

                      (ii) the amount, if any, by which (x) the additional
               interest that would have accrued (without any Applicable LIBOR Spread) on the principal amount prepaid on account of the LIBOR Advance had it remained outstanding until the last day of the applicable Interest Period, exceeds (y) the interest that Bank could recover by placing funds in the amount of the prepayment on deposit in the LIBOR Market selected by that Bank for a period beginning on the date of the prepayment and ending on the last day of the applicable Interest Period, or for a comparable period for which an appropriate rate quote may be obtained; plus

                      (iii) an amount equal to all costs and expenses which that
               Bank incurred or reasonably expects to incur in liquidating and reinvesting the prepayment.

        Each Bank's determination of the amount of any prepayment fee or failure to borrow fee payable under this Section 3.7(d) shall be conclusive in the absence of manifest error.

               (e) Any statement or certificate given by a Bank under this
        Section 3.7 shall satisfy the requirements set forth in Section 3.7(c) with respect to requests for reimbursement under Section 3.7(a)

               (f) Should any Bank demand payment under the provisions of
        Section 3.7(a) or should any Bank's LIBOR Advances be suspended under the provisions of Section 3.7(b), then without limiting its obligation to reimburse any Bank for compensation claimed by such Bank pursuant to this Section 3.7, Borrower may, within 60 days following such occurrence, treat that Bank as an "Affected Bank" under Section 3.6(d), and exercise the remedies set forth in such Section 3.6(d).

               3.8 Late Payments/Default Interest. If any installment of principal or interest under the Notes or any other amount payable to the Banks under any Loan Document is not paid when due, it shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the sum of the Alternate Base Rate plus the Applicable Alternate Base Rate Spread plus 2%, to the extent permitted by applicable Law, until paid in full (whether before or after judgment). Upon and during the continuance of any Event of Default, the Indebtedness evidenced by the Notes shall, at the election of the Majority Banks and upon notice to Borrower (and in lieu of interest provided for in the preceding sentence), bear interest at a fluctuating interest rate per annum at all times equal to the sum of the Alternate Base Rate plus the Applicable Alternate Base Rate Spread plus 2%, to the extent permitted by applicable Law, until no Event of Default exists (whether before or after judgment). Notwithstanding the preceding sentence, after the occurrence of any Event of Default under Sections 6.7, 6.10 or 6.16, the Indebtedness evidenced by the Notes may not bear interest at the increased rate provided for in the preceding sentence until such Event of Default has continued for at least 15 days, in the case of Section 6.7, or 30 days, in the case of Sections 6.10 or 6.16.

               3.9 Computation of Interest and Fees. All computations of interest and fees hereunder shall be calculated on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day and excluding the last day), which results in greater interest than if a year of 365 days were used. Any Loan that is repaid on the same day on which it is made shall bear interest for one day.

               3.10 Holidays. If any principal payment to be made by Borrower on an Alternate Base Rate Loan shall come due on a day other than a Banking Day, payment shall be made on the next succeeding Banking Day and the extension of time shall be reflected in computing interest. If any principal payment to be made by Borrower on a LIBOR Loan shall come due on a day other than a LIBOR Market Day, payment shall be made on the next preceding or succeeding LIBOR Market Day as determined by the Administrative Agent in accordance with the then current banking practice in the LIBOR Market and the adjustment shall be reflected in computing interest.

               3.11   Payment Free of Taxes.

               (a) Any payments made by any Party under the Loan Documents shall be made free and clear of, and without reduction by reason of, any tax, assessment or other charge imposed by any Governmental Agency, central bank or comparable authority (other than taxes on income or gross receipts generally applicable to banks). To the extent that Borrower is obligated by applicable Laws to make any deduction or withholding on account of taxes, assessments or other charges imposed by any Governmental Agency from any amount payable to any Bank under this Agreement, Borrower shall (a) make such deduction or withholding and pay the same to the relevant Governmental Agency and (b) pay such additional amount to that Bank as is necessary to result in that Bank's receiving a net after-tax (or after-assessment or after-charge) amount equal to the amount to which that Bank would have been entitled under this Agreement absent such deduction or withholding. If and when receipt of such payment results in an excess payment or credit to that Bank on account of such taxes, assessments or other charges, that Bank shall refund such excess to Borrower. Each Bank that is incorporated under the Laws of a jurisdiction other than the United States of America or any state thereof shall deliver to Borrower, with a copy to the Administrative Agent, within twenty days after the 1997 Closing Date (or such later date on which such Bank becomes a "Bank" hereunder), a certificate signed by a Responsible Official of that Bank to the effect that such Bank is entitled to receive payments of interest and other amounts payable under this Agreement without deduction or withholding on account of United States of America federal income taxes, which certificate shall be accompanied by two copies of Internal Revenue Service Form 1001 or Form 4224, as applicable, also executed by a Responsible Official of that Bank. Each such Bank agrees (i) promptly to notify the Administrative Agent and Borrower if any fact set forth in such certificate ceases to be true and correct and (ii) to take such steps as may be reasonably necessary to avoid any requirement of applicable Laws that Borrower make any deduction or withholding for taxes from amounts payable to that Bank under this Agreement.

               (b) Without limiting its obligation to pay any additional amount to a Bank pursuant to Section 3.11(a), Borrower may, within 60 days following any such payment by that Bank, treat that Bank as an "Affected Bank" under Section 3.6(d), and exercise the remedies set forth in such
        Section 3.6(d).

               3.12 Funding Sources. Nothing in this Agreement shall be deemed to obligate any Bank to obtain the funds for its share of any Loan in any particular place or manner or to constitute a representation by any Bank that it has obtained or will obtain the funds for its share of any Loan in any particular place or manner.

               3.13 Failure to Charge or Making of Payment Not Subsequent Waiver. Any decision by any Bank not to require payment of any fee or costs, or to reduce the amount of the payment required for any fee or costs, or to calculate any fee or any cost in any particular manner, shall not limit or be deemed a waiver of any Bank's right to require full payment of any fee or costs, or to calculate any fee or any costs in any other manner. Any decision by Borrower to pay any fee or costs shall not limit or be deemed a waiver of any right of Borrower to protest or dispute the payment amount of such fee or costs.

               3.14 Time and Place of Payments; Evidence of Payments; Application of Payments. The amount of each payment hereunder, under the Notes or under any Loan Document shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of each of the Banks or the Administrative Agent, as the case may be, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., California time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The amount of all payments received by the Administrative Agent for the account of a Bank shall be promptly paid by the Administrative Agent to that Bank in immediately available funds. Each Bank shall keep a record of Advances made by it and payments of principal with respect to each Note, and such record shall be presumptive evidence of the principal amount owing under such Note; provided that failure to keep such record shall in no way affect the Obligations of Borrower hereunder. Prior to the Maturity Date or an acceleration of the maturity of the Loans, payments under the Loan Documents shall be applied first to amounts owing thereunder other than the outstanding principal balance under the Notes and second to the outstanding principal balance under the Notes in a manner designated by Borrower or, if no such designation is made prior to payment or, if a Default or Event of Default shall have occurred and be continuing, as may be designated by the Majority Banks. Following the Maturity Date or an acceleration of the maturity of the Loans, payments and recoveries under the Loan Documents shall be applied in a manner designated in Section 9.2(e).

               3.15 Administrative Agent's Right to Assume Payments Will be Made. Unless the Administrative Agent shall have been notified by Borrower prior to the date on which any payment to be made by Borrower hereunder is due that Borrower does not intend to remit such payment, the Administrative Agent may, in its discretion (but shall not be so obligated), assume that Borrower has remitted such payment when so due and the Administrative Agent may, in its discretion and in reliance upon such assumption, make available to each Bank on such payment date an amount equal to such Bank's Pro Rata Share of such assumed payment. If Borrower has not in fact remitted such payment to the Administrative Agent, each Bank shall forthwith on demand repay to the Administrative Agent the amount of such assumed payment made available to such Bank, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Bank to but excluding the date such amount is repaid to the Administrative Agent at a rate per annum equal to the actual cost to the Administrative Agent of funding such amount as notified by the Administrative Agent to such Bank. In furtherance of the foregoing, Borrower hereby authorizes the Administrative Agent, through Bank of America, to automatically debit the Designated Deposit Account (or, upon notice to Borrower, any other deposit account maintained by Borrower with Bank of America) for payments as and when due hereunder.

               3.16 Survivability. All of Borrower's obligations under this
Article 3 shall survive for six months following the date on which all Loans hereunder were fully paid.

               3.17 Bank Calculation Certificate. Any request for compensation pursuant to Section 3.6 or 3.7 shall be accompanied by a statement of an officer of the Bank requesting such compensation and describing the methodology used by such Bank in calculating the amount of such compensation, which methodology (i) may consist of any reasonable averaging and attribution methods and (ii) in the case of Section 3.6 hereof shall be consistent with the methodology used by such Bank in making similar calculations in respect of loans or commitments to other borrowers.

               3.18   Transition.

               (a) Borrower warrants and covenants that as of the 1997 Closing Date there will be no loans of any nature outstanding under the Prior Loan Agreement. The parties hereto agree that as of the 1997 Closing Date all commitments to extend credit under the Prior Loan Agreement shall terminate.

               (b) The letters of credit identified on Schedule 3.18 ("Existing Letters of Credit") were issued by Bank of America for the account of Borrower as "Line A Letters of Credit" pursuant to the terms of the Prior Loan Agreement and are expected to remain outstanding on the 1997 Closing Date. The parties hereto agree that the Existing Letters of Credit shall be deemed for all purposes to be Letters of Credit issued pursuant to the terms of Section 2.5; provided that fees with respect thereto shall be governed by Section 3.18(c).

               (c) A letter of credit fee and an issuance fee has most recently been paid by Borrower with respect to each Existing Letter of Credit (pursuant to Section 2.5(g) of the Prior Loan Agreement) as shown on
        Schedule 3.18. These fees are applicable to the six-month period from and after their respective dates of payment. No further letter of credit or issuance fee shall be due with respect to any Existing Letter of Credit that expires or is drawn in full prior to the end of such applicable six-month period. From and after the end of each such applicable six-month period, Borrower shall be responsible to pay letter of credit fees, issuance fees and other fees pursuant to Section 2.5(f) of this Agreement for each Existing Letter of Credit that has not expired or been drawn in full before that date.

               (d) The Banks hereby agree to make appropriate adjustments among themselves with respect to the letter of credit fees paid with respect to the Existing Letters of Credit within six (6) months prior to the 1997 Closing Date. Such adjustments shall be as of the 1997 Closing Date and shall be based upon any change in the pro rata share held by each such Bank in the Line A Commitment under this Agreement from the pro rata share held by each such Bank in the Line A Commitment under the Prior Loan Agreement. The Administrative Agent shall, within 15 days of the 1997 Closing Date, send a settlement billing to each Bank with respect to such adjustments, which settlement billing shall be conclusive in the absence of manifest error.

                                    Article 4
                         REPRESENTATIONS AND WARRANTIES

        Borrower represents and warrants to the Banks that:

               4.1 Existence and Qualification; Power; Compliance with Law. Borrower is a corporation duly organized, validly existing and in good standing under the Laws of Delaware, and its certificate of incorporation does not provide for the termination of its existence. Borrower is duly qualified or registered to transact business as a foreign corporation in the State of California, and in each other jurisdiction in which the conduct of its business or the ownership of its properties makes such qualification or registration necessary, except where the failure so to qualify or register would not constitute a Material Adverse Effect. Borrower has all requisite corporate power and authority to conduct its business, to own and lease its Properties and to execute, deliver and perform all of its obligations under the Loan Documents. All outstanding shares of capital stock of Borrower are duly authorized, validly issued, fully paid, non-assessable, and were issued in compliance with all applicable state and federal securities Laws, except where the failure to so comply would not constitute a Material Adverse Effect. Borrower is in substantial compliance with all Laws and other legal requirements applicable to its business, has obtained all authorizations, consents, approvals, orders, licenses and permits (collectively, "Authorizations") from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure so to obtain Authorizations, comply, file, register, qualify or obtain exemptions does not constitute a Material Adverse Effect.

               4.2 Authority; Compliance with Other Instruments and Government Regulations. The execution, delivery, and performance by Borrower, and by each Guarantor Subsidiary of Borrower, of the Loan Documents to which it is a Party, have been duly authorized by all necessary corporate action, and do not:

               (a) require any consent or approval not heretofore obtained of any stockholder, partner, security holder, or creditor of such Party;

               (b) violate or conflict with any provision of such Party's charter, certificate or articles of incorporation or bylaws;

               (c) result in or require the creation or imposition of any Lien or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by such Party;

               (d) constitute a "transfer of an interest" or an "obligation incurred" that is avoidable by a trustee under Section 548 of the Bankruptcy Code of 1978, as amended, or constitute a "fraudulent transfer" or "fraudulent obligation" within the meaning of the Uniform Fraudulent Transfer Act as enacted in any jurisdiction or any analogous Law;

               (e) violate any Requirement of Law applicable to such Party; or

               (f) result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which such Party or any of its Property is bound or affected;

and neither Borrower nor any Subsidiary of Borrower is in violation of, or default under, any Requirement of Law or Contractual Obligation, or any indenture, loan or credit agreement described in Section 4.2(f) in any respect that would constitute a Material Adverse Effect.

               4.3 No Governmental Approvals Required. Except such as have heretofore been obtained, no authorization, consent, approval, order, license or permit from, or filing, registration, or qualification with, or exemption from any of the foregoing from, any Governmental Agency is or will be required to authorize or permit the execution, delivery and performance by Borrower or any Significant Subsidiary of Borrower of the Loan Documents to which it is a Party.

               4.4    Subsidiaries.

               (a) Schedule 4.4 correctly sets forth the names, the form of legal entity and jurisdictions of organization of all Subsidiaries of Borrower as of the 1997 Closing Date and identifies each such Subsidiary that is a Consolidated Subsidiary, a Significant Subsidiary, a Guarantor Subsidiary, a Foreign Subsidiary and a Financial Subsidiary. As of the 1997 Closing Date, unless otherwise indicated in Schedule 4.4, all of the outstanding shares of capital stock, or all of the units of equity interest, as the case may be, of each Subsidiary indicated thereon are owned of record and beneficially by Borrower or one of such Subsidiaries, and all such shares or equity interests so owned were issued in compliance with all state and federal securities Laws and are duly authorized, validly issued, fully paid and non-assessable (other than with respect to required capital contributions to any joint venture in accordance with customary terms and provisions of the related joint venture agreement), except where the failure to so comply would not constitute a Material Adverse Effect, and are free and clear of all Liens and Rights of Others, except for Permitted Encumbrances and Permitted Rights of Others.

               (b) Each Significant Subsidiary is as of the date of this Agreement, and will be as of the 1997 Closing Date, a legal entity of the form described for that Subsidiary in Schedule 4.4, and is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, is duly qualified to do business as a foreign organization and is in good standing as such in each jurisdiction in which the conduct of its business or the ownership or leasing of its Properties makes such qualification necessary (except where the failure to be so duly qualified and in good standing does not constitute a Material Adverse Effect) and has all requisite power and authority to conduct its business, to own and lease its Properties and to execute, deliver and perform the Loan Documents to which it is a Party.

               (c) Each Significant Subsidiary is in substantial compliance with all Laws and other requirements applicable to its business and has obtained all Authorizations from, and each such Significant Subsidiary has accomplished all filings, registrations, and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure so to obtain Authorizations, comply, file, register, qualify or obtain exemptions does not constitute a Material Adverse Effect.

               4.5 Financial Statements. Borrower has furnished to each Bank the following financial statements:

               (a) the audited consolidated financial statements of Borrower and its Consolidated Subsidiaries as at November 30, 1996 and for the Fiscal Year then ended; and

               (b) the unaudited consolidating financial statements of Borrower and its Consolidated Subsidiaries as at November 30, 1996 for the Fiscal Quarter then ended and for the portion of the Fiscal Year ended with such Fiscal Quarter.

The audited financial statements described in clause (a) are in accordance with the books and records of Borrower and its Consolidated Subsidiaries, were prepared in accordance with Generally Accepted Accounting Principles and fairly present in accordance with Generally Accepted Accounting Principles consistently applied the consolidated financial condition and results of operations of Borrower and its Consolidated Subsidiaries as at the date and for the period covered thereby. The unaudited financial statements described in clause (b), are in accordance with the books and records of Borrower and its Consolidated Subsidiaries, were prepared in accordance with Generally Accepted Accounting Principles and fairly present in accordance with Generally Accepted Accounting Principles consistently applied the consolidating financial condition and results of operation of Borrower and its Consolidated Subsidiaries as at the date and for the period covered thereby.

               4.6 No Other Liabilities; No Material Adverse Effect. Borrower and its Consolidated Subsidiaries do not have any material liability or material contingent liability not reflected or disclosed in the financial statements or in the notes to the financial statements described in Section 4.5, other than liabilities and contingent liabilities arising in the ordinary course of business subsequent to November 30, 1996. Since November 30, 1996, no event or circumstance has occurred that constitutes a Material Adverse Effect with respect to Borrower and its Subsidiaries.

               4.7 Title to Assets. As of the 1997 Closing Date, Borrower and its Consolidated Subsidiaries have good and valid title to all of the assets reflected in the financial statements described in Section 4.5 owned by them or any of them (other than assets disposed of in the ordinary course of business) and all other assets owned on the date of this Agreement, free and clear of all Liens and Rights of Others other than (a) those reflected or disclosed in the notes to the financial statements described in Section 4.5, (b) immaterial Liens or Rights of Others not required under Generally Accepted Accounting Principles to be so reflected or disclosed, (c) Liens permitted pursuant to Section 6.7, (d) Permitted Rights of Others, and (e) such existing Liens or Rights of Others as are described on
Schedule 4.7 hereto.

               4.8 Intangible Assets. Borrower and its Subsidiaries own, or possess the unrestricted right to use, all trademarks, trade names, copyrights, patents, patent rights, licenses and other intangible assets that are necessary in the conduct of their businesses as now operated, and no such intangible asset, to the best knowledge of Borrower, conflicts with the valid trademark, trade name, copyright, patent, patent right or intangible asset of any other Person to the extent that such conflict would constitute a Material Adverse Effect.

               4.9 Existing Indebtedness and Contingent Guaranty Obligations. As of the 1997 Closing Date, except as set forth in Schedule 4.9, neither Borrower nor any of its Subsidiaries has (a) any Indebtedness owed to any Person or (b) outstanding any Contingent Guaranty Obligation with respect to obligations of another Person that is not a Subsidiary of Borrower.

               4.10 Governmental Regulation. Neither Borrower nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940.

               4.11 Litigation. There are no actions, suits, or proceedings pending or, to the best knowledge of Borrower, threatened against or affecting Borrower or any of its Subsidiaries or any Property of any of them before any Governmental Agency which would constitute a Material Adverse Effect.

               4.12 Binding Obligations. Each of the Loan Documents to which Borrower or any Guarantor Subsidiary of Borrower is a Party will, when executed and delivered by Borrower or the Guarantor Subsidiary, as the case may be, constitute the legal, valid and binding obligation of Borrower or the Guarantor Subsidiary, as the case may be, enforceable against Borrower or the Guarantor Subsidiary, as the case may be, in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or by equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

               4.13 No Default. No event has occurred and is continuing that is a Default or an Event of Default.

               4.14 Pension Plans. As of the 1997 Closing Date, all contributions required to be made under any Pension Plan maintained by Borrower or any of its ERISA Affiliates (or to which Borrower or any ERISA Affiliate contributes or is required to contribute) have been made or accrued in the balance sheet of Borrower and its Consolidated Subsidiaries as at November 30, 1995. There is no "accumulated funding deficiency" within the meaning of Section 302 of ERISA or any liability to the PBGC (other than for premiums) with respect to any such Pension Plan other than a Multiemployer Plan.

               4.15 Tax Liability. Borrower and its Subsidiaries have filed all tax returns which are required to be filed, and have paid, or made provision for the payment of, all taxes which have become due pursuant to said returns or pursuant to any assessment received by Borrower or any Subsidiary, except (a) such taxes, if any, as are being contested in good faith by appropriate proceedings (and with respect to which Borrower or its Subsidiary has established adequate reserves for the payment of the same), and (b) such taxes the failure of which to pay will not constitute a Material Adverse Effect.

               4.16 Regulation U. Neither Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the meanings of Regulation U of the Board of Governors of the Federal Reserve System, and no Loan hereunder will be used to purchase or carry any such margin stock in violation of Regulation U.

               4.17 Environmental Matters. To the best knowledge of Borrower, Borrower and its Subsidiaries are in substantial compliance with all applicable Laws relating to environmental protection where the failure to comply would constitute a Material Adverse Effect. To Borrower's best knowledge, neither Borrower nor any of its Subsidiaries has received any notice from any Governmental Agency respecting the alleged violation by Borrower or any Subsidiary of such Laws which would constitute a Material Adverse Effect and which has not been or is not being corrected.

               4.18 Disclosure. The information provided by Borrower to the Banks in connection with this Agreement or any Loan, taken as a whole, has not contained any untrue statement of a material fact and has not omitted a material fact necessary to make the statements contained therein not misleading under the totality of the circumstances existing at the date such information was provided and in the context in which it was provided.

               4.19 Projections. As of the 1997 Closing Date, the assumptions upon which the Projections are based are reasonable and consistent with each other assumption and with all facts known to Borrower and the Projections are reasonably based on those assumptions. Nothing in this Section 4.19 shall be construed as a representation or warranty as of any date other than the 1997 Closing Date or that the Projections will in fact be achieved by Borrower.

                                    Article 5
                              AFFIRMATIVE COVENANTS
                           (OTHER THAN INFORMATION AND
                             REPORTING REQUIREMENTS)

        As long as any Loan remains unpaid, or any other Obligation remains unpaid, or any portion of the Commitments remains outstanding, Borrower shall, and shall cause each of its Subsidiaries to, unless the Administrative Agent (with the approval of the Majority Banks) otherwise consents in writing:

               5.1 Payment of Taxes and Other Potential Liens. Pay and discharge promptly, all taxes, assessments, and governmental charges or levies imposed upon Borrower or any of its Subsidiaries, upon their respective Property or any part thereof, upon their respective income or profits or any part thereof, except any tax, assessment, charge, or levy that is not yet past due, or is being contested in good faith by appropriate proceedings, as long as Borrower or its Subsidiary has established and maintains adequate reserves for the payment of the same and by reason of such nonpayment no material Property of Borrower or its Subsidiaries is subject to a risk of loss or forfeiture.

               5.2 Preservation of Existence. Preserve and maintain their respective existence, licenses, rights, franchises, and privileges in the jurisdiction of their formation and all authorizations, consents, approvals, orders, licenses, permits, or exemptions from, or registrations with, any Governmental Agency that are necessary for the transaction of their respective business, and qualify and remain qualified to transact business in each jurisdiction in which such qualification is necessary in view of their respective business or the ownership or leasing of their respective Properties; provided that (a) the failure to preserve and maintain any particular right, franchise, privilege, authorization, consent, approval, order, license, permit, exemption, or registration, or to qualify or remain qualified in any jurisdiction, that does not constitute a Material Adverse Effect will not constitute a violation of this covenant, and (b) nothing in this Section 5.2 shall prevent any consolidation or merger or disposition of assets permitted by Sections 6.2 or 6.3 or shall prevent the termination of the business or existence (corporate or otherwise) of any Subsidiary of Borrower which in the reasonable judgment of the management of Borrower is no longer necessary or desirable.

               5.3 Maintenance of Properties. Maintain, preserve and protect all of their respective real Properties in good order and condition, subject to wear and tear in the ordinary course of business and damage caused by the natural elements, and not permit any waste of their respective real Properties, except that the failure to so maintain, preserve or protect any particular real Property, or the permitting of waste on any particular real Property, where such failure or waste with respect to all real Properties of Borrower and its Subsidiaries, in the aggregate, would not constitute a Material Adverse Effect will not constitute a violation of this covenant.

               5.4 Maintenance of Insurance. Maintain insurance with responsible insurance companies in such amounts (subject to deductibles and retentions that are reasonable and, if reasonably available, at least as protective as recent historical practices of Borrower) and against such risks as is usually carried by responsible companies of similar size engaged in similar businesses and owning similar assets in the general areas in which Borrower and its Subsidiaries operate.

               5.5 Compliance with Laws. Comply with all Requirements of Laws noncompliance with which would constitute a Material Adverse Effect, except that Borrower and its Subsidiaries need not comply with a Requirement of Law then being contested by any of them in good faith by appropriate procedures, so long as such contest (or a bond or surety posted in connection therewith) operates as a stay of enforcement of any penalty that would otherwise apply as a result of such failure to comply.

               5.6 Inspection Rights. At any time during regular business hours and as often as reasonably requested (and, in any event, upon 24 hours' prior notice), permit any Bank or any appropriately designated employee, agent or representative thereof at the expense of such Bank to examine, audit and make copies and abstracts from the records and books of account of, and to visit and inspect the Properties of Borrower and its Subsidiaries, and to discuss the affairs, finances and accounts of Borrower and its Subsidiaries with any of their officers or employees; provided that none of the foregoing unreasonably interferes with the normal business operations of Borrower or any of its Subsidiaries and that the Banks shall engage in any such inspections on a cooperative basis, if reasonably possible.

               5.7 Keeping of Records and Books of Account. Keep adequate records and books of account fairly reflecting all financial transactions in conformity with Generally Accepted Accounting Principles applied on a consistent basis (except for changes concurred with by Borrower's independent certified public accountants) and all applicable requirements of any Governmental Agency having jurisdiction over Borrower or any of its Subsidiaries.

               5.8 Use of Proceeds. Use the proceeds of all Loans solely for working capital, Acquisitions permitted hereunder and other general corporate purposes of Borrower and its Subsidiaries.

               5.9 Subsidiary Guaranty. Cause each of its Guarantor Subsidiaries hereafter formed, acquired or qualifying as a Guarantor Subsidiary, to execute and deliver a joinder of the Subsidiary Guaranty promptly following such formation, acquisition or qualification.

                                    Article 6
                               NEGATIVE COVENANTS

        As long as any Loan remains unpaid, or any other Obligation remains unpaid, or any portion of the Commitments remains outstanding, Borrower shall not, and shall not permit any of its Subsidiaries to, unless the Administrative Agent (with the approval of the Majority Banks) otherwise consents in writing:

               6.1 Payment or Prepayment of Subordinated Obligations. Make an optional or unscheduled payment or prepayment of any principal (including an optional or unscheduled sinking fund payment), interest or any other amount with respect to any Subordinated Obligation, or make a purchase or redemption of any Subordinated Obligation, or make any payment with respect to any Subordinated Obligation in violation of the subordination provisions in the instruments governing such Subordinated Obligation if a Default or Event of Default then exists or would result therefrom.

               6.2 Dispositions. Make any Disposition, except (a) a Disposition to Borrower or to a wholly-owned Subsidiary of Borrower and (b) a Disposition of a Foreign Subsidiary that does not hold a majority of its assets in the Republic of France.

               6.3 Mergers and Sale of Assets. Merge or consolidate with or into any Person, or sell all or substantially all of its assets to any Person, except, subject to Section 6.6;

               (a) a merger of Borrower into a wholly-owned Subsidiary of Borrower that has nominal assets and liabilities, the primary purpose of which is to effect the reincorporation of Borrower in another state;

               (b) mergers or consolidations of a Subsidiary of Borrower into Borrower (with Borrower as the surviving corporation) or into any other wholly-owned Subsidiary of Borrower;

               (c) liquidations of any Subsidiary of Borrower into Borrower or into a wholly-owned Subsidiary of Borrower;

               (d) a merger of Borrower or one of its Subsidiaries with another Person if (i) Borrower or such Subsidiary is the corporation surviving such merger and (ii) immediately after giving effect to such merger, no Default or Event of Default shall have occurred and be continuing; or

               (e) Dispositions permitted under Section 6.2.

               6.4 Investments and Acquisitions. Make any Acquisition, or enter into an agreement to make any Acquisition, or make or suffer to exist any Investment, other than:

               (a) Investments consisting of Cash or Cash Equivalents;

               (b) advances to employees of Borrower or its Subsidiaries for travel, housing expenses, stock option plans, or otherwise in connection with their employment or the business of Borrower or any of its Subsidiaries;

               (c) Investments of Borrower in any of its wholly-owned Subsidiaries and Investments of any Subsidiary of Borrower in Borrower or any of Borrower's wholly-owned Subsidiaries;

               (d) Acquisitions of or Investments in Persons engaged in the same businesses as Borrower and its Subsidiaries, or in a business reasonably related to such businesses;

               (e) Acquisitions and Investments by the Mortgage Company permitted under the Mortgage Warehousing Agreement;

               (f) Acquisitions of or Investments in Persons engaged primarily in businesses in addition to those permitted by Sections 6.4(d), provided that the aggregate cost of all such Acquisitions and Investments made after November 30, 1996 does not exceed $5,000,000 in the aggregate; and

               (g) Investments in existence on the 1997 Closing Date disclosed on Schedule 6.4;

but in all events, subject to the restrictions of Section 6.16.

               6.5 ERISA Compliance. Permit any Pension Plan maintained by Borrower or any of its ERISA Affiliates (or to which Borrower or any ERISA Affiliate contributes or is required to contribute), other than a Multiemployer Plan, to incur any material "accumulated funding deficiency," as such term is defined in Section 302 of ERISA, unless waived, or permit any Pension Plan maintained by any of them to suffer a Termination Event or incur withdrawal liability under any Multiemployer Plan if any of such events would result in a liability of Borrower or any ERISA affiliate exceeding in the aggregate $5,000,000.

               6.6 Change in Business. Engage in any business other than the businesses as now conducted by Borrower or its Subsidiaries, and any business reasonably related to such businesses.

               6.7 Liens and Negative Pledges. Create, incur, assume, or suffer to exist, any Lien of any nature upon or with respect to any of their respective Properties, whether now owned or hereafter acquired, or enter or suffer to exist any Contractual Obligation wherein Borrower or any of its Subsidiaries agrees not to grant any Lien on any of their Properties, except:

               (a) Liens and Contractual Obligations existing on the date hereof and described in Schedule 4.7, provided that the obligations secured by such Liens are not increased and that no such Lien extends to any Property of Borrower or any Subsidiary other than the Property subject to such Lien on the 1997 Closing Date;

               (b) Liens on Property of any Financial Subsidiary or Foreign Subsidiary securing Indebtedness of that Financial Subsidiary or Foreign Subsidiary;

               (c) Liens on Property securing Indebtedness of Borrower or any of its Subsidiaries provided that (i) aggregate Indebtedness secured by all such Liens shall at no time exceed $100,000,000 and (ii) the aggregate book value of the Property so encumbered shall at no time exceed 300% of the aggregate Indebtedness so secured.

               (d) Liens consisting of a Capital Lease covering personal
        Property;

               (e) Permitted Encumbrances;

               (f) attachment, judgment and other similar Liens arising in connection with court proceedings; provided that the execution or enforcement of such Lien is effectively stayed and the claims secured thereby do not in the aggregate exceed $10,000,000 and are being contested in good faith by appropriate proceedings timely commenced and diligently prosecuted;

               (g) Liens existing on any asset of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event;

               (h) Liens on any asset of any Person existing at the time such Person is merged or consolidated with or into Borrower or any of its Subsidiaries and not created in contemplation of such event;

               (i) Liens existing on any asset prior to the acquisition thereof by Borrower or any of its Subsidiaries and not created in contemplation of such acquisition;

               (j) Liens arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Indebtedness is not increased and is not secured by additional assets;

               (k) Liens arising in the ordinary course of business which (i) do not secure Indebtedness, (ii) do not secure any obligation in an amount exceeding $200,000 individually, or $500,000 in the aggregate, and (iii) do not in the aggregate materially detract from the value of the assets covered by such Liens or materially impair the use thereof in the operation of Borrower's business;

               (l) Liens not otherwise permitted by the foregoing clauses of this Section which secure Indebtedness not exceeding $500,000 in the aggregate;

               (m) Liens referred to in the last sentence of the definition of "Bond Facility" encumbering (i) real property owned by Borrower or one of its Subsidiaries on November 30, 1996 or (ii) other real property of Borrower or one of its Subsidiaries provided that the aggregate obligations secured by such Liens does not at any time exceed $10,000,000 plus the amount by which aggregate Indebtedness then secured by Liens described in Section 6.7(c) is less than $100,000,000;

               (n) a Contractual Obligation wherein Borrower or any of its Subsidiaries agrees not to a grant any Lien on any of their Properties, if such Contractual Obligation does not, by its terms, prohibit the grant of a Lien in favor of the Administrative Agent and the Banks with respect to the Obligations (and Borrower shall, as soon as reasonably possible, provide to the Banks a copy of such Contractual Obligation); and

               (o) Liens on Property of a Joint Venture.

               6.8 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of Borrower other than (a) a transaction that results in Subordinated Obligations, or (b) a transaction between or among Borrower and its wholly-owned Subsidiaries, or (c) a transaction that has been approved by a resolution adopted by the board of directors of Borrower with the favorable vote of a majority of the directors who have no financial or other interest in the transaction or by the vote of a majority of the outstanding shares of capital stock of Borrower, or (d) an arm's length transaction entered into on terms and under conditions not less favorable to Borrower or any of its Subsidiaries than could be obtained from a Person that is not an Affiliate of Borrower.

               6.9 Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth to be, at the end of any Fiscal Quarter, less than an amount equal to
(a) $300,000,000, plus (b) an amount equal to 50% of aggregate of Consolidated Net Income for each Fiscal Quarter contained in the fiscal period commencing on December 1, 1996 and ending as of the last day of such Fiscal Quarter (provided that there shall be no reduction hereunder in the event of a consolidated net loss in any such Fiscal Quarter), plus (c) an amount equal to 50% of the cumulative net proceeds received by Borrower from the issuance of its capital stock subsequent to November 30, 1996, minus (d) the cumulative cost to Borrower for the repurchase, if any, of its capital stock subsequent to November 30, 1996 (provided that such deduction shall have an aggregate cap of $40,000,000 for the measurement at the end of any Fiscal Quarter in the Fiscal Year ending November 30, 1997, $30,000,000 for the measurement at the end of any Fiscal Quarter in the Fiscal Year ending November 30, 1998 and $20,000,000 for the measurement at the end of any Fiscal Quarter in any Fiscal Year thereafter).

               6.10 Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio to be, at the end of any Fiscal Quarter, greater than 2.25 to 1.00; provided that:

               (a) in the event that a portion of the Commitments of $30,000,000 or more is used to finance Acquisitions during any three consecutive Fiscal Quarters by Borrower or its Subsidiaries, the foregoing maximum permitted ratio may, upon the request of Borrower to the Administrative Agent, be increased to 2.65 to 1.00 for the three (3) consecutive Fiscal Quarters next ending after such Acquisition, provided that (i) an increase under this clause (a) has not been in effect with respect to any of the four (4) Fiscal Quarters prior to the first Fiscal Quarter for which an adjustment is to be made, (ii) Borrower's request is accompanied by 12-month cash flow, balance sheet and income statement projections, reasonably acceptable to the Administrative Agent and for delivery to the Banks, demonstrating that, giving effect to the Acquisition and to Borrower's election under this Section, Borrower will be in compliance with Sections 6.9, 6.10 and 6.11 for at least the next ending four (4) Fiscal Quarters and (iii) Borrower must remain in compliance with Section 6.11 (without giving effect to any adjustment permitted thereunder) during each Fiscal Quarter for which an adjustment is applicable under this Section 6.10(a);

               (b) if an election under Section 6.10(a) is not then in effect, the foregoing ratio shall, if needed, be increased to 2.50 to 1.00 for a period of up to two (2) consecutive Fiscal Quarters, provided that (i) this clause (b) has not been in effect with respect to any of the four
        (4) Fiscal Quarters prior to the first Fiscal Quarter for which an adjustment is needed, (ii) no other Default or Event of Default then exists, (iii) Borrower furnishes to the Administrative Agent no later than 60 days after the end of the first Fiscal Quarter for which such adjustment is needed, 12-month cash flow, balance sheet and income statement projections, reasonably acceptable to the Administrative Agent and for delivery to the Banks, demonstrating that Borrower will be in compliance with Sections 6.9, 6.10 and 6.11 for at least the next ending two (2) Fiscal Quarters, (iv) as of the end of each Fiscal Quarter for which such adjustment is applicable, the Consolidated Interest Coverage Ratio is not less than 2.25 to 1.00 (if such Fiscal Quarter ends on or before November 30, 1997) or 2.50 to 1.00 (if such Fiscal Quarter ends after November 30, 1997) and (v) Borrower has not incurred Operating Losses for the first Fiscal Quarter for which such adjustment is needed and the immediately preceding Fiscal Quarter; and

               (c) notwithstanding Section 6.10(a) or 6.10(b), the foregoing ratio shall automatically be reduced to 1.75 to 1.00 as of the end of any Fiscal Quarter if Borrower has incurred an Operating Loss for that Fiscal Quarter and the immediately preceding Fiscal Quarter and shall remain at 1.75 to 1.00 until the first Fiscal Quarter thereafter for which there is no Operating Loss.

               6.11 Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio to be, at the end of any Fiscal Quarter, less than the ratio set forth below opposite that Fiscal Quarter:

               Fiscal Quarters Ending                  Ratio
               ----------------------                  -----
               From the Closing Date
                  through November 30, 1997        2.00 to 1.00

               After November 30, 1997             2.25 to 1.00;

provided that the foregoing ratio shall, upon the request of Borrower to the Administrative Agent, be decreased for a period of two (2) Fiscal Quarters provided that (a) an adjustment under this Section 6.11 has not been in effect with respect to any of the four (4) Fiscal Quarters prior to the first Fiscal Quarter for which an adjustment is to be made, (b) no Default or Event of Default then exists and (c) Borrower furnishes to the Administrative Agent 12-month cash flow, balance sheet and income statement projections, reasonably acceptable to the Administrative Agent, demonstrating that Borrower will be in compliance with Sections 6.9, 6.10 and 6.11 for at least the next ending four
(4) Fiscal Quarters. Subject to satisfaction of the foregoing conditions, the decrease in the ratio for the first Fiscal Quarter shall be to 1.50 to 1.00 (if the request applies to a Fiscal Quarter ending on or before November 30, 1997) or to 1.75 to 1.00 (if the request applies to a Fiscal Quarter ending after November 30, 1997) and the decrease for the second Fiscal Quarter shall be to a level (in no event higher than 2.00:1.00 or 2.25:1.00, as applicable) that is
0.25 higher than the actual Consolidated Interest Coverage Ratio for such first Fiscal Quarter (e.g., from 1.60 to 1.00 improving to at least 1.85 to 1.00).

               6.12 Distributions. Make any Distribution (other than a Distribution made to Borrower or to a Guarantor Subsidiary) if an Event of Default then exists or if an Event of Default or Default would result therefrom.

               6.13 Amendments. Amend, waive or terminate any provision in any instrument or agreement governing Subordinated Obligations unless such amendment, waiver or termination would not be materially adverse to the interests of the Banks under this Agreement.

               6.14 Hostile Tender Offers. Make any offer to the shareholders of a publicly held corporation or business entity to purchase or acquire, or consummate such a purchase or acquisition of, more than 5% of the shares of capital stock or analogous ownership interests in such a corporation or business entity if the board of directors or analogous body of such corporation or business entity has notified Borrower that it opposes such offer or purchase, except for consideration which consists solely of shares of capital stock or other equity securities of Borrower or any of its Subsidiaries.

               6.15 Inventory. Permit, as of the end of any Fiscal Quarter, the book value of Domestic Unimproved Land to exceed an amount equal to 100% of Consolidated Tangible Net Worth.

               6.16 Certain Investments. Make any Investment (a) in any Foreign Subsidiary, (b) in any Financial Subsidiary, (c) in any Person that is not a wholly owned Subsidiary of Borrower (collectively, "Specified Entities") if, giving effect thereto, the aggregate amount of all such Investments made after November 30, 1996 exceeds the sum of (i) $30,000,000 plus (ii) the aggregate amount of Cash Distributions declared and paid by all Specified Entities to Borrower after November 30, 1996, plus (iii) the aggregate amount of capital of Specified Entities returned to Borrower after November 30, 1996.

               6.17 Money Market Indebtedness. Permit, for any consecutive period of more than one (1) Banking Day, at any time the sum of the aggregate outstanding principal amount of the Loans plus the Letter of Credit Usage plus the Money Market Outstandings plus the Swing Line Outstandings to exceed the Commitments.

               6.18 Domestic Standing Inventory. Permit, as of the last day of any Fiscal Quarter that immediately follows a Fiscal Quarter on the last day of which the Consolidated Leverage Ratio was in excess of 2.25:1.00, Domestic Standing Inventory to exceed an amount equal to 15% of Net Orders received during the four most recently ended Fiscal Quarters.

               6.19 Future Subsidiaries. Permit, as of the last day of any Fiscal Quarter, the total assets of all Subsidiaries of Borrower (other than Guarantor Subsidiaries, Financial Subsidiaries and Foreign Subsidiaries) that are formed after the 1997 Closing Date to exceed 10% of the consolidated total assets (other than assets of Financial Subsidiaries or Foreign Subsidiaries) of Borrower and its Subsidiaries as of such date.

                                    Article 7
                     INFORMATION AND REPORTING REQUIREMENTS

               7.1 Financial and Business Information of Borrower and Its Subsidiaries. As long as any Loan remains unpaid or any other Obligation remains unpaid, or any portion of the Commitments remains outstanding, Borrower shall, unless the Administrative Agent (with the approval of the Majority Banks) otherwise consents in writing, deliver to the Administrative Agent and each of the Banks (except as otherwise provided below) at its own expense:

               (a) As soon as reasonably possible, and in any event within 60 days after the close of each Fiscal Quarter of Borrower (other than the fourth Fiscal Quarter), (i) the consolidated and consolidating balance sheet of Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter, setting forth in comparative form the corresponding figures for the corresponding Fiscal Quarter of the preceding Fiscal Year, if available, and (ii) the consolidated and consolidating statements of profit and loss and the consolidated statements of cash flows of Borrower and its Consolidated Subsidiaries for such Fiscal Quarter and for the portion of the Fiscal Year ended with such Fiscal Quarter, setting forth in comparative form the corresponding periods of the preceding Fiscal Year. Such consolidated and consolidating balance sheets and statements shall be prepared in reasonable detail in accordance with Generally Accepted Accounting Principles (other than those which require footnote disclosure of certain matters) consistently applied, and shall be certified by the principal financial officer of Borrower, subject to normal year-end accruals and audit adjustments;

               (b) As soon as reasonably possible, and in any event within 90 days after the close of each Fiscal Year of Borrower, (i) the consolidated and consolidating balance sheets of Borrower and its Consolidated Subsidiaries as at the end of such Fiscal Year, setting forth in comparative form the corresponding figures at the end of the preceding Fiscal Year and (ii) the consolidated and consolidating statements of profit and loss and the consolidated statements of cash flows of Borrower and its Consolidated Subsidiaries for such Fiscal Year, setting forth in comparative form the corresponding figures for the previous Fiscal Year. Such consolidated and consolidating balance sheet and statements shall be prepared in reasonable detail in accordance with Generally Accepted Accounting Principles consistently applied. Such consolidated balance sheet and statements shall be accompanied by a report and opinion of Ernst & Young or other independent certified public accountants of recognized standing selected by Borrower (to which the Majority Banks have not reasonably objected), which report and opinion shall state that the examination of such consolidated financial statements by such accountants was made in accordance with generally accepted auditing standards and that such consolidated financial statements fairly present the financial condition, results of operations and of cash flows of Borrower and its Subsidiaries subject to no exceptions as to scope of audit and subject to no other exceptions or qualifications (other than changes in accounting principles in which the auditors concur) not approved by the Majority Banks in their reasonable discretion. Such accountants' report and opinion shall be accompanied by a certificate stating that, in conducting the audit examination of books and records necessary for the certification of such financial statements, such accountants have obtained no knowledge of any Default or Event of Default hereunder or, if in the opinion of such accountants, any such Default or Event of Default shall exist, stating the nature and status of such event, and setting forth the applicable calculations under Sections 6.9, 6.10, 6.11, 6.15 (without requiring any physical count of inventory) and 6.16, as of the date of the balance sheet. Such consolidating balance sheet and statements shall be certified by the principal financial officer of Borrower;

               (c) Promptly after the receipt thereof by Borrower, copies of any audit or management reports submitted to it by independent accountants in connection with any audit or interim audit submitted to the board of directors of Borrower or any of its Subsidiaries;

               (d) Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to its stockholders, and copies of all annual, regular, periodic and special reports and registration statements which Borrower may file or be required to file with the Commission or any similar or corresponding Governmental Agency or with any securities exchange;

               (e) Promptly upon a Senior Officer of Borrower becoming aware, and in any event within ten Banking Days after becoming aware, of the occurrence of any (i) "reportable event" (as such term is defined in Section 4043 of ERISA) other than any such event as to which the PBGC has by regulation waived the requirement of 30 days' notice or (ii) "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) in connection with any Pension Plan, other than a Multiemployer Plan, or any trust created thereunder, a written notice specifying the nature thereof, what action Borrower and any of its Subsidiaries is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto;

               (f) Promptly upon a Senior Officer of Borrower becoming aware, and in any event within five Banking Days after becoming aware, of the existence of a Default or an Event of Default, a written notice specifying the nature and period of existence thereof and what action Borrower is taking or proposes to take with respect thereto;

               (g) Promptly upon a Senior Officer of Borrower becoming aware, and in any event within five Banking Days after becoming aware, that the holder of any evidence of Indebtedness (in a principal amount in excess of $5,000,000) of Borrower or any of its Subsidiaries has given notice or taken any other action with respect to a default or event of default, a written notice specifying the notice given or action taken by such holder and the nature of such default or event of default and what action Borrower or its Subsidiary is taking or proposes to take with respect thereto;

               (h) Promptly upon a Senior Officer of Borrower becoming aware, and in any event within five Banking Days after becoming aware, of the existence of any pending or threatened litigation or any investigation by any Governmental Agency that would constitute a Material Adverse Effect (provided, that no failure of a Senior Officer to provide notice of any such event shall be the sole basis for any Default or Event of Default hereunder);

               (i) As soon as possible, and in any event within 60 days after the close of each Fiscal Quarter of Borrower (except 90 days after the close of the Fiscal Year of Borrower), (i) a sales report by geographical region, in the form of Exhibit F hereto, certified by a Senior Officer of Borrower, setting forth the number of homes or other units sold and delivered during such period and in backlog at the end of such period, (ii) an inventory report for such Fiscal Quarter summarizing such inventory by type and geographical region, in the form of Exhibit G hereto and (iii) a report of any change, as of the last day of such Fiscal Quarter, in the listing of Subsidiaries set forth in
        Schedule 4.4 (as the same may have been revised by previous reports under this clause (i)(iii));

               (j) As soon as reasonably possible, and in any event prior to the date that is sixty (60) days after the commencement of each Fiscal Year, deliver to the Administrative Agent the business plan of Borrower and its Subsidiaries for that Fiscal Year, together with projections (in substantially the same format as the Projections) covering the next two
        (2) Fiscal Years;

               (k) Promptly following obtaining knowledge thereof by a Senior Officer of Borrower, written notice of the inception or cessation of the Investment Grade Credit Rating; and

               (l) Such other data and information as from time to time may be reasonably requested by any of the Banks.

               7.2 Compliance Certificate. Not later than 60 days after the close of each Fiscal Quarter and 90 days after the close of each Fiscal Year, a Compliance Certificate dated as of the last day of the Fiscal Quarter or Fiscal Year, as the case may be, (a) setting forth computations showing, in detail reasonably satisfactory to the Administrative Agent, whether Borrower and its Subsidiaries were in compliance with their obligations to the Banks pursuant to Sections 6.9, 6.10, 6.11, 6.15, 6.16, and 6.18 (b) either (i) stating that to the best knowledge of the certifying officer as of the date of such certificate there is no Default or Event of Default, or (ii) if there is a Default or Event of Default as of the date of such certificate, specifying all such Defaults or Events of Default and their nature and status and (c) stating, to the best knowledge of the certifying officer, whether any event or circumstance constituting a Material Adverse Effect (other than a Material Adverse Effect which is not particular to the Borrower and which is generally known) has occurred since the date of the most recent Compliance Certificate delivered under this Section and, if so, describing such Material

Adverse Effect in reasonable detail. No failure of the certifying officer to describe the existence of an event or circumstance constituting a Material Adverse Effect shall be the sole basis for any Default or Event of Default hereunder.

                                    Article 8
                                   CONDITIONS

               8.1 Initial Advances. The effectiveness of this Agreement, and obligations of the Banks to make the initial Advances and of the Issuing Bank to issue the initial Letter of Credit are subject to the following conditions, each of which shall be satisfied prior to or concurrently with the making of the initial Advances:

               (a) The Administrative Agent shall have received all of the following, each dated as of the 1997 Closing Date (unless otherwise specified or unless the Administrative Agent otherwise agrees) and all in form and substance satisfactory to the Administrative Agent and legal counsel for the Administrative Agent:

                       (i) executed counterparts of this Agreement, sufficient
               in number for distribution to the Banks and Borrower;

                       (ii) a Line A Note and a Line B Note executed by Borrower
               in favor of each Bank, each in a principal amount equal to that Bank's Pro Rata Share of the applicable Commitment. Promptly following the 1997 Closing Date, the promissory notes delivered to the Banks pursuant to the Prior Loan Agreement shall be canceled and promptly returned to Borrower;

                       (iii) the Subsidiary Guaranty executed by each Subsidiary
               which is a Guarantor Subsidiary as of the 1997 Closing Date;

                       (iv) the Swing Line Documents, executed by Borrower;

                       (v) with respect to Borrower and each Subsidiary which is
               a Guarantor Subsidiary as of the 1997 Closing Date, such documentation as the Administrative Agent may reasonably require to establish the due organization, valid existence and good standing of Borrower and each such Subsidiary, its qualification to engage in business in each jurisdiction in which it is required to be so qualified, its authority to execute, deliver and perform any Loan Documents to which it is a Party, and the identity, authority and capacity of each Responsible Official thereof authorized to act on its behalf, including, without limitation, certified copies of articles of incorporation and amendments thereto, bylaws and amendments thereto, certificates of good standing and/or qualification to engage in business, tax clearance certificates, certificates of corporate resolutions, incumbency certificates, and the like;

                       (vi) the Opinions of Counsel;

                       (vii) an Officer's Certificate of Borrower affirming, to
               the best knowledge of the certifying Senior Officer, that the conditions set forth in Sections 8.1(c) and 8.1(d) have been satisfied;

                       (viii) a side letter executed by each "Bank" under the
               Prior Loan Agreement that is not a "Bank" hereunder acknowledging a termination of the "Commitments" under the Prior Loan Agreement and agreeing to the other matters specified in Section 3.18; and

                       (ix) such other assurances, certificates, documents,
               consents or opinions relevant hereto as the Administrative Agent may reasonably require.

               (b) The upfront fee payable pursuant to Section 3.2 shall have been paid and any fees then payable under letter agreements referred to in Section 3.5 shall have been paid.

               (c) The representations and warranties of Borrower contained in
        Article 4 shall be true and correct in all material respects on and as of the 1997 Closing Date.

               (d) Borrower and its Subsidiaries and any other Parties shall be in compliance with all the terms and provisions of the Loan Documents.

               (e) The Banks shall have received the written legal opinion of Sheppard, Mullin, Richter & Hampton, legal counsel to the Administrative Agent, to the effect that the Opinions of Counsel are acceptable and such other matters relating to the Loan Documents as the Administrative Agent may request.

               8.2 Any Advance. The obligations of the Banks to make any Advance are subject to the following conditions precedent:

               (a) the Administrative Agent shall have received a Request for Loan;

               (b) the representations and warranties contained in Article 4 (other than the representations and warranties contained in Sections 4.4(a), 4.5, 4.6, 4.7, 4.9, 4.12, 4.14, 4.18 and 4.19) shall be true and correct in all material respects on and as of the date of the Loan as though made on and as of that date and no event or circumstance that constitutes a Material Adverse Effect shall have occurred since the 1997 Closing Date; and

               (c) the Administrative Agent shall have received such other information relating to any matters which are the subject of Section 8.2(b) or the compliance by Borrower with this Agreement as may reasonably be requested by the Administrative Agent on behalf of a Bank.

               8.3 Any Letter of Credit. The obligation of an Issuing Bank to issue any Letter of Credit, and the obligation of the other Banks to participate therein, are subject to the conditions precedent that (a) the conditions set forth in Section 8.2 have been satisfied and

                (b) Borrower shall have certified that, giving effect to the issuance of the requested Letter of Credit, the Letter of Credit Usage shall not exceed any limitations set forth in this Agreement.

                                    Article 9
              EVENTS OF DEFAULT AND REMEDIES UPON EVENTS OF DEFAULT

               9.1 Events of Default. There will be a default hereunder if any one or more of the following events ("Events of Default") occurs and is continuing, whatever the reason therefor:

               (a) failure to pay any installment of principal on any of the Notes or a Swing Line note on the date, or any payment in respect of a Letter of Credit pursuant to Section 2.5(e), when due; or

               (b) failure to pay any installment of interest on any of the Notes, or to pay any fee or other amounts due the Administrative Agent or any Bank hereunder, within five Banking Days after the date when due; or

               (c) any failure to comply with Sections 5.8, 5.9, 6.1, 6.2, 6.3, 6.4, 6.7, 6.9, 6.10, 6.11, 6.15, 6.16, 6.17, 6.18 or 7.1(f); or

               (d) any failure to comply with Section 6.8 which shall remain unremedied for a period of three Banking Days after notice by the Administrative Agent of such Default; or

               (e) Borrower or any other Party fails to perform or observe any other term, covenant, or agreement contained in any Loan Document on its part to be performed or observed within thirty (30) calendar days after notice by the Administrative Agent of such Default; or

               (f) any representation or warranty in any Loan Document or in any certificate, agreement, instrument, or other document made or delivered, on or after the 1997 Closing Date, pursuant to or in connection with any Loan Document proves to have been incorrect when made in any respect material to the ability of Borrower to duly and punctually perform all of the Obligations; or

               (g) Any failure to pay any interest or principal when due (following any applicable cure period) under the Mortgage Warehousing Agreement or under any Money Market Facility; or

               (h) Borrower or any of its Significant Subsidiaries (i) fails to pay the principal, or any principal installment, of any present or future Indebtedness (other than Non-Recourse Indebtedness, and in the case of the Mortgage Company, arising under the Mortgage Warehousing Agreement), or any guaranty of present or future Indebtedness (other than Non-Recourse Indebtedness) on its part to be paid, when due (or within any stated grace period), whether at the stated maturity, upon acceleration, by reason of required prepayment or otherwise in excess of $10,000,000 individually or $25,000,000 in the aggregate or (ii) fails to perform or observe any other material term, covenant, or agreement on its part to be performed or observed, or suffers to exist any condition, in connection with any present or future Indebtedness (other than Non-Recourse Indebtedness, and in the case of the Mortgage Company, arising under the Mortgage Warehousing Agreement) or any guaranty of present or future Indebtedness (other than Non-Recourse Indebtedness), in excess of $10,000,000 individually or $25,000,000 in the aggregate, if as a result of such failure or such condition any holder or holders thereof (or an agent or trustee on its or their behalf) has the right to declare it due before the date on which it otherwise would become due; or

               (i) any Loan Document, at any time after its execution and delivery and for any reason other than the agreement of all the Banks or satisfaction in full of all the Obligations, ceases to be in full force and effect or is declared by a court of competent jurisdiction to be null and void, invalid, or unenforceable in any respect which is, in the reasonable opinion of the Majority Banks, materially adverse to the interest of the Banks;

               (j) a final judgment (or judgments) against Borrower or any of its Significant Subsidiaries is entered for the payment of money in excess of $10,000,000 individually or $25,000,000 in the aggregate, and remains unsatisfied without procurement of a stay of execution within thirty (30) calendar days after the issuance of any writ of execution or similar legal process or the date of entry of judgment, whichever is earlier, or in any event at least five (5) calendar days prior to the sale of any assets pursuant to such legal process; or

               (k) Borrower or any Significant Subsidiary of Borrower institutes or consents to any proceeding under a Debtor Relief Law relating to it or to all or any part of its Property, or fails generally to pay its debts as they mature, or makes a general assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, or similar officer for it or for all or any part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, or similar officer is appointed without the application or consent of that Person and the appointment continues undischarged or unstayed for sixty
        (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any part of its Property is instituted without the consent of that Person, and continues undismissed or unstayed for sixty (60) calendar days; or

               (l) the occurrence of a Termination Event with respect to any Pension Plan if the aggregate liability of Borrower and its ERISA Affiliates under ERISA as a result thereof exceeds $10,000,000; or the complete or partial withdrawal by Borrower or any of its ERISA Affiliates from any Multiemployer Plan if the aggregate liability of Borrower and its ERISA Affiliates as a result thereof exceeds $10,000,000; or

               (m) any determination is made by a court of competent jurisdiction that payment of principal or interest or both is due to the holder of any Subordinated Obligations which would not be permitted by
        Section 6.1 or that any Subordinated Obligation is not subordinated in accordance with its terms to the Obligations.

               9.2 Remedies Upon Event of Default. Without limiting any other rights or remedies of the Administrative Agent or the Banks provided for elsewhere in this Agreement or the Loan Documents, or by applicable Law or in equity, or otherwise:

               (a) Upon the occurrence of any Event of Default, and so long as any such Event of Default shall be continuing (other than an Event of Default described in Section 9.1(k) with respect to Borrower or a Guarantor Subsidiary):

                       (i) all commitments to make Advances or issue Letters of
               Credit, and all other obligations of the Administrative Agent, any Issuing Bank or the Banks shall be suspended without notice to or demand upon Borrower, which are expressly waived by Borrower, except that the Majority Banks may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to the Majority Banks, to reinstate the Commitments and make further Advances or issue Letters of Credit, which waiver or determination shall apply equally to, and shall be binding upon, all the Banks; and

                       (ii) the Majority Banks may request the Administrative
               Agent to, and the Administrative Agent thereupon shall, declare the unpaid principal of all Obligations due to the Banks hereunder and under the Notes, an amount equal to the Letter of Credit Usage, all interest accrued and unpaid thereon, and all other amounts payable to the Banks under the Loan Documents to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without protest, presentment, notice of dishonor, demand, or further notice of any kind, all of which are expressly waived by Borrower; provided that the Administrative Agent shall notify Borrower (by telecopy and, if practicable, by telephone) substantially concurrently with any such acceleration (but the failure of Borrower to receive such notice shall not affect such acceleration).

               (b) Upon the occurrence of any Event of Default described in
        Section 9.1(k) with respect to Borrower or a Guarantor Subsidiary:

                       (i) all commitments to make Advances or issue Letters of
               Credit, and all other obligations of the Administrative Agent, any Issuing Bank or the Banks under the Loan Documents shall terminate without notice to or demand upon Borrower, which are expressly waived by Borrower, except that all the Banks may waive the Event of Default or, without waiving, determine, upon terms and conditions satisfactory to all the Banks, to reinstate the Commitments and make further Advances; and

                       (ii) the unpaid principal of all Obligations due to the
               Banks hereunder and under the Notes, an amount equal to the Letter of Credit Usage and all interest accrued and unpaid on such Obligations, and all other amounts payable under the Loan Documents shall be forthwith due and payable, without protest, presentment, notice of dishonor, demand, or further notice of any kind, all of which are expressly waived by Borrower.

               (c) So long as any Letter of Credit shall remain outstanding, any amounts received by the Administrative Agent in respect of the Letter of Credit Usage pursuant to Section 9.2.(a)(ii) or 9.2(b)(ii) may be held as cash collateral for the obligation of Borrower to reimburse the Issuing Bank in event of any drawing under any Letter of Credit (and Borrower hereby grants to the Administrative Agent a security interest in such cash collateral). In the event any Letter of Credit in respect of which Borrower has deposited cash collateral with the Administrative Agent is canceled or expires, the cash collateral shall be applied first to the reimbursement of the Issuing Bank (or all of the Banks, as the case may be) for any drawings thereunder, and second to the payment of any outstanding Obligations of Borrower hereunder or under any other Loan Document.

               (d) Upon the occurrence of an Event of Default, the Banks and the Administrative Agent, or any of them, may proceed to protect, exercise, and enforce their rights and remedies under the Loan Documents against Borrower or any other Party and such other rights and remedies as are provided by Law or equity, without notice to or demand upon Borrower (which are expressly waived by Borrower) except to the extent required by applicable Laws. The order and manner in which the rights and remedies of the Banks under the Loan Documents and otherwise are exercised shall be determined by the Majority Banks.

               (e) All payments received by the Administrative Agent and the Banks, or any of them, after the acceleration of the maturity of the Loans shall be applied first to the costs and expenses (including attorneys' fees and disbursements) of the Administrative Agent, acting as Administrative Agent, and of the Banks and thereafter paid pro rata to the Banks in the same proportion that the aggregate of the unpaid principal amount owing on the Obligations of Borrower to each Bank, plus accrued and unpaid interest thereon, bears to the aggregate of the unpaid principal amount owing on all the Obligations, plus accrued and unpaid interest thereon. Regardless of how each Bank may treat the payments for the purpose of its own accounting, for the purpose of computing Borrower's Obligations, the payments shall be applied first, to the costs and expenses of the Administrative Agent, acting as Administrative Agent, and the Banks as set forth above, second, to the payment of accrued and unpaid fees hereunder and interest on all Obligations to the Banks, to and including the date of such application (ratably according to the accrued and unpaid interest on the Loans), third, to the ratable payment of the unpaid principal of all Obligations to the Banks, and fourth, to the payment of all other amounts then owing to the Administrative

Agent or the Banks under the Loan Documents. Subject to Section 9.2(a)(i), no application of the payments will cure any Event of Default or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents or prevent the exercise, or continued exercise, of rights or remedies of the Banks hereunder or under applicable Law unless all amounts then due (whether by acceleration or otherwise) have been paid in full.

                                   Article 10
                            THE ADMINISTRATIVE AGENT

               10.1 Appointment and Authorization. Subject to Section 10.7, each Bank hereby irrevocably appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof or are reasonably incidental, as determined by the Administrative Agent, thereto. This appointment and authorization does not constitute appointment of the Administrative Agent as trustee for any Bank and, except as specifically set forth herein to the contrary, the Administrative Agent shall take such action and exercise such powers only in an administrative and ministerial capacity.

               10.2 Administrative Agent and Affiliates. Bank of America (and each successor Administrative Agent) has the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not the Administrative Agent; and the term "Bank" or "Banks" includes Bank of America in its individual capacity. Bank of America (and each successor Administrative Agent) and its respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with Borrower and any Affiliate of Borrower, as if it were not the Administrative Agent and without any duty to account therefor to the Banks. Bank of America (and each successor Administrative Agent) need not account to any other Bank for any monies received by it for reimbursement of its costs and expenses as Administrative Agent hereunder, or for any monies received by it in its capacity as a Bank hereunder, except as otherwise provided herein.

               10.3 Banks' Credit Decisions. Each Bank agrees that it has, independently and without reliance upon the Administrative Agent, any other Bank, or the directors, officers, agents, or employees of the Administrative Agent or of any other Bank, and instead in reliance upon information supplied to it by or on behalf of Borrower and its Subsidiaries and upon such other information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement. Each Bank also agrees that it shall, independently and without reliance upon the Administrative Agent, any other Bank, or the directors, officers, agents, or employees of the Administrative Agent or of any other Bank, continue to make its own independent credit analyses and decisions in acting or not acting under the Loan Documents.

               10.4    Action by Administrative Agent.

               (a) The Administrative Agent may assume that no Default or Event of Default has occurred and is continuing, unless the Administrative Agent has actual knowledge of the Default or Event of Default, has received notice from Borrower stating the nature of the Default or Event of Default, or has received notice from a Bank stating the nature of the Default or Event of Default and that Bank considers the Default or Event of Default to have occurred and to be continuing.

               (b) The Administrative Agent has only those obligations under the Loan Documents that are expressly set forth therein. Without limitation on the foregoing, the Administrative Agent shall have no duty to inspect any property of Borrower or any of its Subsidiaries, although the Administrative Agent may in its discretion periodically inspect any property from time to time.

               (c) Except for any obligation expressly set forth in the Loan Documents and as long as the Administrative Agent may assume that no Event of Default has occurred and is continuing, the Administrative Agent may, but shall not be required to, exercise its discretion to act or not act, except that the Administrative Agent shall be required to act or not act upon the instructions of the Majority Banks (or of all the Banks, to the extent required by Section 11.2) and those instructions shall be binding upon the Administrative Agent and all the Banks, provided that the Administrative Agent shall not be required to act or not act if to do so would, in the reasonable judgment of the Administrative Agent, expose the Administrative Agent to significant liability or would be contrary to any Loan Document or to applicable law.

               (d) If the Administrative Agent has received a notice specified in clause (a), the Administrative Agent shall give notice thereof to the Banks and shall act or not act upon the instructions of the Majority Banks (or of all the Banks, to the extent required by Section 11.2). If the Majority Banks fail for three (3) Banking Days after the receipt of notice from the Administrative Agent, to instruct the Administrative Agent, then the Administrative Agent, in its sole discretion, may act or not act as it deems advisable for the protection of the interests of the Banks.

               (e) The Administrative Agent shall have no liability to any Bank for acting, or not acting, as instructed by the Majority Banks (or all the Banks, if required under Section 11.2), notwithstanding any other provision hereof.

               10.5 Liability of Administrative Agent. Neither the Administrative Agent nor any of its respective directors, officers, agents, or employees shall be liable for any action taken or not taken by them under or in connection with the Loan Documents, except for their own gross negligence or willful misconduct. Without limitation on the foregoing, the Administrative Agent and its respective directors, officers, agents, and employees:

               (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives notice of the assignment or transfer thereof in form satisfactory to the Administrative Agent, signed by the payee and may treat each Bank as the owner of that Bank's interest in the obligations due to Banks for all purposes of this Agreement until the Administrative Agent receives notice of the assignment or transfer thereof, in form satisfactory to the Administrative Agent, signed by that Bank;

               (b) may consult with legal counsel, in-house legal counsel, independent public accountants, in-house accountants and other professionals, or other experts selected by it, or with legal counsel, independent public accountants, or other experts for Borrower, and shall not be liable for any action taken or not taken by it or them in good faith in accordance with the advice of such legal counsel, independent public accountants, or experts;

               (c) will not be responsible to any Bank for any statement, warranty, or representation made in any of the Loan Documents or in any notice, certificate, report, request, or other statement (written or oral) in connection with any of the Loan Documents;

               (d) except to the extent expressly set forth in the Loan Documents, will have no duty to ascertain or inquire as to the performance or observance by Borrower or any other Person of any of the terms, conditions, or covenants of any of the Loan Documents or to inspect the property, books, or records of Borrower or any of its Subsidiaries or other Person;

               (e) will not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, effectiveness, sufficiency, or value of any Loan Document, any other instrument or writing furnished pursuant thereto or in connection therewith;

               (f) will not incur any liability by acting or not acting in reliance upon any Loan Document, notice, consent, certificate, statement, or other instrument or writing believed by it or them to be genuine and signed or sent by the proper party or parties; and

               (g) will not incur any liability for any arithmetical error in computing any amount payable to or receivable from any Bank hereunder, including without limitation payment of principal and interest on the Notes, payment of commitment fees, Loans, and other amounts; provided that promptly upon discovery of such an error in computation, the Administrative Agent, the Banks, and (to the extent applicable) Borrower shall make such adjustments as are necessary to correct such error and to restore the parties to the position that they would have occupied had the error not occurred.

               10.6 Indemnification. Each Bank shall, ratably in accordance with its respective Pro Rata Share of the Commitments, indemnify and hold the Administrative Agent and its directors, officers, agents, and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever (including, without limitation, attorney's fees and disbursements) that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Agreement (other than losses incurred by reason of the failure by Borrower to pay the obligations due to the Administrative Agent under a Note) or any action taken or not taken by it as Administrative Agent thereunder, except for the Administrative Agent's gross negligence or willful misconduct. Without limitation on the foregoing, each Bank shall reimburse the Administrative Agent upon demand for that Bank's ratable share of any cost or expense incurred by the Administrative Agent in connection with the negotiation, preparation, execution, delivery, administration, amendment, waiver, refinancing, restructuring, reorganization (including a bankruptcy reorganization), or enforcement of the Loan Documents, to the extent that Borrower is required by Section 11.3 to pay that cost or expense but fails to do so upon demand. Any such reimbursement shall not relieve Borrower of its obligations under Section 11.3.

               10.7 Successor Administrative Agent. The Administrative Agent may resign as such at any time by written notice to Borrower and the Banks, to be effective upon a successor's acceptance of appointment as Administrative Agent. The Majority Banks may at any time remove the Administrative Agent by written notice to that effect to be effective on such date as the Majority Banks designate. In either event, the Majority Banks shall appoint a successor Administrative Agent or Agents, who must be from among the Banks and who shall be subject to the prior approval of Borrower, which approval shall not be unreasonably withheld or delayed, provided, that the Administrative Agent shall be entitled to appoint a successor Administrative Agent from among the Banks, subject to acceptance of appointment by that successor Administrative Agent, if the Majority Banks have not appointed a successor Administrative Agent within thirty (30) days after the date the Administrative Agent gave notice of resignation or was removed. Upon a successor's acceptance of appointment as Administrative Agent, the successor will thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the Administrative Agent under the Loan Documents, and the resigning or removed Administrative Agent will thereupon be discharged from its duties and obligations thereafter arising under the Loan Documents. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article 10 and Sections 11.3 and 11.10 shall inure to its benefit as to any action taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

               10.8 No Obligations of Borrower. Nothing contained in this
Article 10 shall be deemed to impose upon Borrower any obligation in respect of the due and punctual performance by the Administrative Agent of its obligations to the Banks under any provision of this Agreement, and Borrower shall have no liability to the Administrative Agent or any of the Banks in respect of any failure by the Administrative Agent or any Bank to perform any of its obligations to the Administrative Agent or the Banks under this Agreement. Without limiting the generality of the foregoing, where any provision of this Agreement relating to the payment of any amounts due and owing under the Loan Documents provides that such payments shall be made by Borrower to the Administrative Agent for the account of the Banks, Borrower's obligations to the Banks in respect of such payments shall be deemed to be satisfied upon the making of such payments to the Administrative Agent in the manner provided by this Agreement.

                                   Article 11
                                  MISCELLANEOUS

               11.1 Cumulative Remedies; No Waiver. The rights, powers, and remedies of the Administrative Agent or any Bank provided herein or in any Note or other Loan Document are cumulative and not exclusive of any right, power, or remedy provided by law or equity. No failure or delay on the part of the Administrative Agent or any Bank in exercising any right, power, or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power, or remedy preclude any other or further exercise of any other right, power, or remedy. The terms and conditions of Sections 8.1, 8.2, and 8.3 hereof are inserted for the sole benefit of the Banks and the Administrative Agent may (with the approval of the Majority Banks) waive them in whole or in part with or without terms or conditions in respect of any Loan, without prejudicing the Banks' rights to assert them in whole or in part in respect of any other Loans.

               11.2 Amendments; Consents. No amendment, modification, supplement, termination, or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by Borrower or any other Party therefrom, may in any event be effective unless in writing signed by the Administrative Agent with the approval of the Majority Banks and Borrower, and then only in the specific instance and for the specific purpose given; and without the approval in writing of all the Banks, no amendment, modification, supplement, termination, waiver, or consent may be effective:

               (a) to amend or modify the principal of, or the amount of principal or principal prepayments, payable on any Obligation or (except as provided in Section 2.6) the amount of the Commitments or to decrease the rate of any interest or fee payable to any Bank;

               (b) to postpone any date fixed for any payment of principal of, prepayment of principal of, or any installment of interest on, any Line A or Line B Obligation or any installment of any fee or (except as provided in Section 2.6) to extend the term of the Commitments;

               (c) to amend or modify the provisions of the definitions in
        Section 1.1 of "Majority Banks" or of Sections 11.2, 11.9, 11.10, or 11.11;

               (d) release any Guarantor Subsidiary from liability under the Subsidiary Guaranty; or

               (e) to amend or modify any provision of this Agreement or the Loan Documents that expressly requires the consent or approval of all the Banks.

For purposes of clauses (a) and (b), above, "all of the Banks" shall mean all of the Banks holding a Line A Note or Line B Note, as applicable, as to those events that impact solely Banks holding one set of Notes or the other. Any amendment, modification, supplement, termination, waiver, or consent pursuant to this Section 11.2 shall apply equally to, and shall be binding upon, all the Banks and the Agents.

               11.3 Costs, Expenses and Taxes. Borrower shall pay within 30 days after demand (which demand shall be accompanied by an invoice in reasonable detail) the reasonable actual out-of-pocket costs and expenses of the Administrative Agent in connection with (a) the negotiation, preparation, execution, delivery, arrangement, syndication and closing of the Loan Documents, provided that such costs and expenses do not exceed the amounts referred to in a letter agreement between Borrower and the Administrative Agent, (b) administration of the Loan Documents, provided that such costs and expenses do not exceed the amounts set forth in a letter agreement between Borrower and the Administrative Agent and (c) any amendment, waiver or modification of the Loan Documents. Borrower shall pay within 30 days after demand the reasonable out-of-pocket costs and expenses of the Administrative Agent and each of the Banks in connection with the enforcement of any Loan Documents following the occurrence of a Default or an Event of Default, including in connection with any refinancing, restructuring, reorganization (including a bankruptcy reorganization, if such payment is approved by the bankruptcy court or any similar proceeding). The costs and expenses referred to in the first sentence above (for which Borrower shall be liable solely with respect to costs and expenses of the Administrative Agent) and the second sentence above (which shall apply to costs and expenses of the Administrative Agent and the Banks) shall include filing fees, recording fees, title insurance fees, appraisal fees, search fees, and other out-of-pocket expenses and the reasonable fees and out-of-pocket expenses of any legal counsel retained by the Administrative Agent or any of the Banks (including the allocated costs of in-house counsel), as the case may be, or independent public accountants and other outside experts retained by the Administrative Agent (provided that (i) Borrower shall not be liable under this Section 11.3 for fees and expenses of more than one firm of independent public accountants, or more than one expert with respect to a specific subject matter, at any one time and (ii) with respect to the costs and expenses referred to in the second sentence above (pertaining to enforcement matters), Borrower shall not be liable for the fees and expenses of more than one firm of outside legal counsel retained to represent the Administrative Agent nor for more than one additional firm of outside legal counsel retained to otherwise represent one or more of the Banks). Nothing herein shall obligate Borrower to pay any costs and expenses in connection with an assignment of or participation in a Bank's Pro-Rata Share of a Commitment. Borrower shall pay any and all documentary and transfer taxes, assessments or charges made by any Governmental Agency and all reasonable costs, expenses, fees, and charges of Persons (other than the Administrative Agent or the Banks) payable or determined to be payable in connection with the execution, delivery, filing or recording of this Agreement, any other Loan Document, or any other instrument or writing to be delivered hereunder or thereunder, and shall reimburse, hold harmless, and indemnify the Administrative Agent and each Bank from and against any and all loss, liability, or legal or other expense with respect to or resulting from any delay in paying or failure to pay any such tax, cost, expense, fee, or charge or that any of them may suffer or incur by reason of the failure of Borrower to perform any of its Obligations. Any amount payable to the Administrative Agent or any Bank under this Section shall bear interest from the date which is 30 days after Borrower's receipt of demand (together with reasonable supporting documentation) for payment at the rate then in effect for Alternate Base Rate Loans.

               11.4 Nature of Banks' Obligations. Nothing contained in this Agreement or any other Loan Document and no action taken by the Administrative Agent or the Banks or any of them pursuant hereto or thereto may, or may be deemed to, make the Banks a partnership, an association, a joint venture, or other entity, either among themselves or with Borrower. Each Bank's obligation to make any Advance pursuant hereto is several and not joint or joint and several, and is not conditioned upon the performance by any other Bank of its obligation to make Advances. A default by any Bank will not increase the Commitment of any other Bank. Any Bank not in default may, if it desires, assume in such proportion as the nondefaulting Banks agree the obligations of any Bank in default, but is not obligated to do so.

               11.5 Representations and Warranties. All representations and warranties of Borrower and any other Party contained herein or in any other Loan Document (including, for this purpose, all representations and warranties contained in any certificate or other writing required to be delivered by or on behalf of Borrower or such Party pursuant to any Loan Document) will survive the making of the loans hereunder and the execution and delivery of the Notes, and, in the absence of actual knowledge by the Administrative Agent or a Bank of the untruth of any representation or warranty, have been or will be relied upon by the Administrative Agent and that Bank, notwithstanding any investigation made by the Administrative Agent or that Bank or on their behalf.

               11.6 Notices. Except as otherwise provided in any Loan Document, all notices, requests, demands, directions, and other communications provided for hereunder and under any other Loan Document must be in writing and must be mailed (provided that communications related to any Default or Event of Default or proposed action under Section 11.2 shall not be sent solely by mail), telegraphed, delivered, or sent by telex, telecopier or cable to the appropriate party at the address set forth on the signature pages of this Agreement or, as to any Party, at any other address as may be designated by it in the applicable Loan Document or in a written notice sent to the Administrative Agent and Borrower in accordance with this Section. Except as otherwise provided in any Loan Document if any notice, request, demand, direction, or other communication is given by mail it will be effective on the earlier of actual receipt or the third Banking Day after deposited in the United States mails with first class or airmail postage prepaid; if given by telegraph or cable, when delivered to the telegraph company with charges prepaid; if given by telecopier, when sent; if given by telex, when confirmed by answerback; or if given by personal delivery, when delivered.

               11.7 Execution in Counterparts. This Agreement and any other Loan Document to which Borrower is a Party may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or any other Loan Document, as the case may be, taken together will be deemed to be but one and the same instrument. Such counterparts may be sent by telecopy, with the original counterparts to follow by mail or courier. The execution of this Agreement or any other Loan Document by any party hereto or thereto will not become effective until executed counterparts hereof or thereof (or other evidence of execution satisfactory to the Administrative Agent and Borrower) have been delivered to the Administrative Agent and Borrower.

               11.8  Binding Effect; Assignment.

               (a) This Agreement and the other Loan Documents to which Borrower is a Party will be binding upon and inure to the benefit of Borrower, the Agents, each of the Banks, and their respective successors and assigns, except that except as permitted in Section 6.3, Borrower may not assign its rights hereunder or thereunder or any interest herein or therein without the prior written consent of all the Banks. Any Bank may at any time pledge its Notes or any other instrument evidencing its rights as a Bank hereunder to a Federal Reserve Bank, but no such pledge shall release that Bank from its obligations hereunder or grant to such Federal Reserve Bank the rights of a Bank hereunder absent foreclosure of such pledge.

               (b) From time to time following the Effective Date, each Bank may assign to one or more Eligible Assignee all or any portion of its Pro Rata Share of the Commitments; provided that (i) such Eligible Assignee, if not then a Bank, shall be approved by each of the Administrative Agent (which approval shall not be unreasonably withheld) and by Borrower (which approval shall not be unreasonably withheld), (ii) such assignment shall be evidenced by a Commitment Assignment and Acceptance, a copy of which shall be furnished to the Administrative Agent as hereinbelow provided; (iii) except in the case of an assignment to an Affiliate of the assigning Bank, to another Bank or of the entire remaining Commitments of the assigning Bank, the assignment shall not assign a Pro Rata Share of the Commitments equivalent to less than $15,000,000 and that is not an integral multiple of $5,000,000, (iv) except in the case of an assignment of the entire remaining Commitments of the assigning Bank, giving effect to the assignment, the assigning Bank will not be in violation of its Applicable Minimum Hold Requirement and (v) the effective date of any such assignment shall be as specified in the Commitment Assignment and Acceptance, but not earlier than the date which is five (5) Banking Days after the date the Administrative Agent has received the Commitment Assignment and Acceptance. Upon the effective date of such Commitment Assignment and Acceptance, the Eligible Assignee named therein shall be a Bank for all purposes of this Agreement with the Pro Rata Shares of the Commitments therein set forth and, to the extent of such Pro Rata Shares, the assigning Bank shall be released from its further obligations under this Agreement. Borrower agrees that it shall execute and deliver (against delivery by the assigning Bank to Borrower of its Notes under this Agreement) to such assignee Bank, Notes evidencing that assignee Bank's Pro Rata Share, and to the assigning Bank, Notes evidencing the remaining balance Pro Rata Share retained by the assigning Bank.

               (c) By executing and delivering a Commitment Assignment and Acceptance, the Eligible Assignee thereunder acknowledges and agrees that: (i) other than the representation and warranty that it is the legal and beneficial owner of the Pro Rata Shares of the Commitments being assigned thereby free and clear of any adverse claim, the assigning Bank has made no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness or sufficiency of this Agreement or any other Loan Document; (ii) the assigning Bank has made no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance by Borrower of its obligations under this Agreement;
        (iii) it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to this Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Commitment Assignment and Acceptance; (iv) it will, independently and without reliance upon the Administrative Agent, or any Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) it appoints and authorizes the Administrative Agent to take such action and to exercise such powers as are delegated to the Administrative Agent by this Agreement; and (vi) it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

               (d) After receipt of a completed Commitment Assignment and Acceptance executed by any Bank and an Eligible Assignee, and receipt of an assignment fee of $4,000 from such Eligible Assignee, the Administrative Agent shall, at least one Banking Day prior to the effective date thereof, provide to Borrower and the Banks a revised
        Schedule 1.1 giving effect thereto.

               (e) Each Bank may from time to time grant participations to one or more banks or other financial institutions (including another Bank) in its Pro Rata Share of the Commitments; provided, however, that (i) such participant, if not an Affiliate of the granting Bank, shall be approved by Borrower (which approval shall not be unreasonably withheld), (ii) such Bank's obligations under this Agreement shall remain unchanged, (iii) such Bank shall remain solely responsible to the other parties hereto and thereto for the performance of such obligations, (iv) the participating bank or other financial institution shall not be a Bank hereunder for any purpose except, if the participation agreement so provides, for the purposes of recovery of eurodollar costs or capital adequacy expenses or indemnifications provided to the Banks under this Agreement but only to the extent that the cost of such benefits to Borrower does not exceed the cost which Borrower would have incurred in respect of such Bank absent the participation, (v) the participating bank or other financial institution shall be prohibited from transferring, encumbering or granting any sub-participation interest in the participation interest, (vi) Borrower, the Administrative Agent, and the other

        Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement,
        (vii) the participation interest granted shall not be with respect to a Pro Rata Share of the Commitments equivalent to less than $15,000,000,
        (viii) giving effect to the participation, the granting Bank will not be in violation of its Applicable Minimum Hold Requirement, (ix) the consent of the holder of such participation interest shall not be required for amendments or waivers of provisions of the Loan Documents other than those which (A) extend the maturity dates or any other date upon which any payment of money is due to the Banks, (B) reduce the rate of interest, any fee or any other monetary amount payable to the Banks,
        (C) reduce the amount of any installment of principal due to the Banks thereunder, or (D) release any material portion of any collateral securing any of the obligations of Borrowers to the Banks and (x) to the extent that the holder of the participation interest is granted consent rights with respect to the matters described in clause (ix), such rights must be subject to a voting procedure whereby the holders of the entire Pro Rata Share of the Commitments held by the participating Bank shall act in such matters in accordance with the vote of a majority-in-interest of such Pro Rata Share of the Commitments.

               11.9 Sharing of Setoffs. Each Bank severally agrees that if it, through the exercise of the right of setoff, banker's lien, or counterclaim against Borrower or otherwise, receives payment of the Obligations due it hereunder and under the Notes that is ratably more than that to which it is entitled hereunder pursuant to Section 3.14 or 9.2(e), then: (a) the Bank exercising the right of setoff, banker's lien, or counterclaim or otherwise receiving such payment shall purchase, and shall be deemed to have simultaneously purchased, from the other Bank a participation in the Obligations held by the other Bank and shall pay to the other Bank a purchase price in an amount so that the share of the Obligations held by each Bank after the exercise of the right of setoff, banker's lien, or counterclaim or receipt of payment shall be in the same proportion that existed prior to the exercise of the right of setoff, banker's lien, or counterclaim or receipt of payment, and (b) such other adjustments and purchases of participations shall be made from time to time as shall be equitable to ensure that all of the Banks share any payment obtained in respect of the Obligations ratably in accordance with the provisions of Section 3.14 and 9.2(e), provided that, if all or any portion of a disproportionate payment obtained as a result of the exercise of the right of setoff, banker's lien, counterclaim or otherwise is thereafter recovered from the purchasing Bank by Borrower or any Person claiming through or succeeding to the rights of Borrower, the purchase of a participation shall be rescinded and the purchase price thereof shall be restored to the extent of the recovery, but without interest. Each Bank that purchases a participation in the Obligations pursuant to this Section shall from and after the purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Bank were the original owner of the Obligations purchased. Borrower expressly consents to the foregoing arrangements and agrees that, to the extent permitted by Law, any Bank holding a participation in an Obligation so purchased may exercise any and all rights of setoff, banker's lien or counterclaim with respect to the participation as fully as if the Bank were the original owner of the Obligation purchased.

               11.10 Indemnity by Borrower. Borrower agrees to indemnify, save, and hold harmless the Administrative Agent and each Bank and their directors, officers, agents, attorneys, and employees (collectively, the "indemnitees") from and against: (i) any and all claims, demands, actions or causes of action that are asserted against any indemnitee (other than by Borrower or by any other indemnitee) if the claim, demand, action or cause of action arises out of or relates to a Commitment, the use of proceeds of any Loans, any transaction contemplated pursuant to this Agreement, or any relationship or alleged relationship of any indemnitee to Borrower related to this Agreement; (ii) any administrative or investigative proceeding by any Governmental Agency arising out of or related to a claim, demand, action or cause of action described in clause (i) above; and (iii) any and all liabilities, losses, costs, or expenses (including reasonable attorneys' fees and disbursements (including the allocated cost of in-house counsel)) that any indemnitee suffers or incurs as a result of any of the foregoing; provided, that Borrower shall have no obligation under this Section to any indemnitee with respect to any of the foregoing arising out of the gross negligence or willful misconduct of that indemnitee or the breach by the indemnitee of this Agreement or from the transfer or disposition of any Note by any Bank. If any claim, demand, action or cause of action is asserted against any indemnitee, such indemnitee shall promptly notify Borrower, but the failure to so promptly notify Borrower shall not affect Borrower's obligations under this Section unless such failure materially prejudices Borrower's right to participate in the contest of such claim, demand, action or cause of action, as hereinafter provided. If requested by Borrower in writing and so long as no Default or Event of Default shall have occurred and be continuing, such indemnitee shall in good faith contest the validity, applicability and amount of such claim, demand, action or cause of action, shall permit Borrower to participate in such contest and shall cooperate with Borrower to the extent their interests are aligned. Any indemnitee that proposes to settle or compromise any claim or proceeding for which Borrower may be liable for payment of indemnity hereunder shall give Borrower written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall not so settle or compromise without Borrower's written approval thereof, which approval may be withheld in Borrower's sole discretion. Any voluntary settlement by an indemnitee of such a claim or proceeding without Borrower's written approval shall relieve Borrower of its obligation to indemnify that indemnitee with respect to such claim or proceeding. In any legal action involving more than one indemnitee, all indemnitees shall be represented by a single legal counsel unless such legal counsel determines that a defense or counterclaim is available to an indemnitee that is not available to all indemnitees and that to assert such a defense or counterclaim would create a conflict of interest, or a potential conflict of interest, in which case such indemnitee shall be entitled to separate legal counsel. Any obligation or liability of Borrower to any indemnitee under this Section shall survive the expiration or termination of this Agreement and the repayment of all Loans and all other Obligations owed to the Banks.

               11.11 Nonliability of Banks. The relationship between Borrower and the Banks is, and shall at all times remain, solely that of borrower and lenders, and the Banks and the Administrative Agent neither undertake nor assume any responsibility or duty to Borrower to review, inspect, supervise, pass judgment upon, or inform Borrower of any matter in connection with any phase of Borrower's business, operations, or condition, financial or otherwise. Borrower shall rely entirely upon its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment, or information supplied to Borrower by any Bank or the Agents in connection with any such matter is for the protection of the Banks and the Agents, and neither Borrower nor any third party is entitled to rely thereon.

               11.12 Confidentiality. Each Bank agrees to use any confidential information that it may receive, directly or indirectly, from Borrower pursuant to this Agreement only for the purposes of this Agreement and to hold such confidential information in confidence, except for disclosure: To Affiliates of the Bank; To other Banks; To legal counsel, accountants and other professional advisors to that Bank; To regulatory officials having jurisdiction over that Bank; As required by Law or legal process (provided that the Bank shall, to the extent possible give sufficient notice to Borrower of such legal process to enable Borrower to oppose such legal process, and in any event, give written notice to Borrower of such legal process as soon as practicable) or in connection with any legal proceeding to which that Bank and Borrower are adverse parties; and to another financial institution in connection with a disposition or proposed disposition to that financial institution of all or part of that Bank's interests hereunder or a participation interest in its Notes, provided that such disclosure is made subject to an appropriate confidentiality agreement by such institution on terms substantially similar to this Section. For purposes of the foregoing, "confidential information" shall mean any information respecting Borrower or its Subsidiaries reasonably considered by Borrower to be confidential, other than (a) information previously filed with any Governmental Agency and available to the public, (b) information previously published in any public medium from a source other than, directly or indirectly, the Agents or any Bank, and (c) information previously disclosed by Borrower to any Person not associated with Borrower without any reasonable expectation of confidentiality. Nothing in this Section shall be construed to create or give rise to any fiduciary duty on the part of the Agents or the Banks to Borrower.

               11.13 No Third Parties Benefited. This Agreement is made for the purpose of defining and setting forth certain obligations, rights and duties of Borrower, the Agents and the Banks in connection with the Commitments, and is made for the sole benefit of Borrower, the Administrative Agent and the Banks, and the Administrative Agent's and the Banks' successors and assigns. Except as provided in Sections 11.8 and 11.10, no other Person shall have any rights of any nature hereunder or by reason hereof.

               11.14 Other Dealings. Any Bank may, without liability to account to the other Banks, accept deposits from, lend money or provide credit facilities to and generally engage in any kind of banking or other business with Borrower and its Subsidiaries.

               11.15 Right of Setoff - Deposit Accounts. Upon the occurrence of an Event of Default and the acceleration of maturity of the principal indebtedness under any of the Notes pursuant to Section 9.2, Borrower hereby specifically authorizes each Bank in which Borrower maintains a deposit account (whether a general or special deposit account, other than trust accounts) or a certificate of deposit to setoff any Obligations owed to the Banks against such deposit account or certificate of deposit without prior notice to Borrower (which notice is hereby waived) whether or not such deposit account or certificate of deposit has then matured. Nothing in this Section shall limit or restrict the exercise by a Bank of any right to setoff or banker's lien under applicable Law, subject to the approval of the Majority Banks.

               11.16 Further Assurances. Borrower shall, at its expense and without expense to the Banks or the Administrative Agent, do, execute, and deliver such further acts and documents as any Bank or the Administrative Agent from time to time reasonably requires for the assuring and confirming unto the Banks or the Administrative Agent the rights hereby created or intended now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document; provided that this Section 11.16 is not intended to create any affirmative obligation on the part of Borrower to provide collateral security, additional guarantors or other credit enhancement with respect to the Obligations.

               11.17 Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof except as expressly provided herein to the contrary; provided that the foregoing is subject to Section 4.18 hereof. The Loan Documents were drafted with the joint participation of Borrower and the Banks and shall be construed neither against nor in favor of either, but rather in accordance with the fair meaning thereof.

               11.18 Governing Law. The Loan Documents shall be governed by, and construed and enforced in accordance with, the Laws of California.

               11.19 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

               11.20 Headings. Article and section headings in this Agreement and the other Loan Documents are included for convenience of reference only and are not part of this Agreement or the other Loan Documents for any other purpose.

               11.21 Conflict in Loan Documents. To the extent there is any actual irreconcilable conflict between the provisions of this Agreement and any other Loan Document, the provisions of this Agreement shall prevail.

               11.22 Waiver Of Jury Trial. EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT,

THE NOTES, ANY OTHER LOAN DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

               11.23 Purported Oral Amendments. BORROWER EXPRESSLY ACKNOWLEDGES THAT THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY ONLY BE AMENDED OR MODIFIED, OR THE PROVISIONS HEREOF OR THEREOF WAIVED OR SUPPLEMENTED, BY AN INSTRUMENT IN WRITING THAT COMPLIES WITH SECTION 11.2. BORROWER AGREES THAT IT WILL NOT RELY ON ANY COURSE OF DEALING, COURSE OF PERFORMANCE, OR ORAL OR WRITTEN STATEMENTS BY ANY REPRESENTATIVE OF ANY AGENT OR ANY BANK THAT DOES NOT COMPLY WITH SECTION 11.2 TO EFFECT AN AMENDMENT, MODIFICATION, WAIVER OR SUPPLEMENT TO THE AGREEMENT OR THE OTHER LOAN DOCUMENTS.

               11.24 Hazardous Materials Indemnity. Without limiting any other indemnity provided for in the Loan Documents, Borrower agrees to indemnify the Administrative Agent, each other Managing Agent and each Bank and their directors, officers, agents, attorneys, and employees (collectively, the "indemnities") from any claim, liability, loss, cost or expense (including reasonable attorneys' fees (including the allocated cost of in-house counsel)) directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of any Hazardous Materials if such Hazardous Materials are on, under, about or relate to Borrower's Property or operations, so long as such claim, liability, loss, cost or expense arises out of or relates to a Commitment, the use of proceeds of any Loans, any transaction contemplated pursuant to this Agreement, or any relationship or alleged relationship of any indemnitee to Borrower related to this Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                    KAUFMAN AND BROAD HOME CORPORATION

                                    By  /s/          MICHAEL F. HENN
                                        ----------------------------------------
                                                     Michael F. Henn
                                                  Senior Vice President
                                               and Chief Financial Officer

                                    By  /s/         DENNIS A. WELSCH
                                        ----------------------------------------
                                                    Dennis A. Welsch
                                              Vice President and Treasurer

                                    10990 Wilshire Boulevard
                                    Los Angeles, California 90024

                                    Attn:  Dennis A. Welsch
                                           Vice President and Treasurer

                                    Phone: (310) 231-4000
                                    Fax:   (310) 231-4295

                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION, as Administrative Agent,
                                    Co-Syndication Agent, a Managing Agent,
                                    and a Bank


                                    By: /s/ MARY BOWMAN
                                        ----------------------------------------
                                            Mary Bowman
                                            Vice President


                                    Domestic Lending Office
                                    Bank of America NT&SA
                                    CRESG - National Accounts #1357
                                    555 South Flower Street, 6th Floor
                                    Los Angeles, California  90071
                                    Attention:  Mary Bowman
                                                Vice President

                                    Telephone:  (213) 228-4888
                                    Telecopier: (213) 228-5389


                                    LIBOR Lending Office
                                    Bank of America NT&SA
                                    CRESG National Accounts #1357
                                    555 South Flower Street, 6th Floor
                                    Los Angeles, California 90071
                                    Attention:  Catherine Wagenhoffer or
                                                Mary Gamboa

                                    Telephone:  (213) 228-6102 (Wagenhoffer)
                                                (213) 228-4582 (Gamboa)
                                    Telecopier: (213) 228-5389

                                    NATIONSBANK OF TEXAS, N.A., as
                                    Syndication Agent, a
                                    Managing Agent, and a Bank


                                    By: /s/ MICHELE SHAFROTH
                                        ----------------------------------------
                                            Michele Shafroth
                                            Senior Vice President


                                    Domestic and LIBOR Lending Office
                                    NationsBank of Texas, N.A.
                                    901 Main Street
                                    Dallas, Texas 75202
                                    Attention:  Michele Shafroth
                                                Senior Vice President

                                    Telephone:  (213) 236-4907
                                    Telecopier: (213) 620-5812


                                    CREDIT LYONNAIS, LOS ANGELES BRANCH,
                                    as Documentation Agent, a Managing Agent, and a Bank


                                    By:
                                       -----------------------------------------
                                            Dianne M. Scott
                                            Vice President and Branch Manager


                                    Domestic and LIBOR Lending Office
                                    Credit Lyonnais, Los Angeles Branch
                                    515 South Flower Street, 22nd Floor
                                    Los Angeles, California  90071
                                    Attention:  Glenn Harvey
                                                Vice President

                                    Telephone:  (213) 362-5956
                                    Telecopier: (213) 623-3437

                                    NATIONSBANK OF TEXAS, N.A., as
                                    Syndication Agent, a
                                    Managing Agent, and a Bank


                                    By:
                                        ----------------------------------------
                                            Michele Shafroth
                                            Senior Vice President


                                    Domestic and LIBOR Lending Office
                                    NationsBank of Texas, N.A.
                                    901 Main Street
                                    Dallas, Texas 75202
                                    Attention:  Michele Shafroth
                                                Senior Vice President

                                    Telephone:  (213) 236-4907
                                    Telecopier: (213) 620-5812


                                    CREDIT LYONNAIS, LOS ANGELES BRANCH,
                                    as Documentation Agent, a Managing Agent, and a Bank


                                    By: /s/ DIANNE M. SCOTT
                                        ----------------------------------------
                                            Dianne M. Scott
                                            Vice President and Branch Manager


                                    Domestic and LIBOR Lending Office
                                    Credit Lyonnais, Los Angeles Branch
                                    515 South Flower Street, 22nd Floor
                                    Los Angeles, California  90071
                                    Attention:  Glenn Harvey
                                                Vice President

                                    Telephone:  (213) 362-5956
                                    Telecopier: (213) 623-3437

                                    GUARANTY FEDERAL BANK F.S.B., as a
                                    Co-Agent and a Bank


                                    By: /s/ RICHARD V. THOMPSON
                                        ----------------------------------------
                                            Richard V. Thompson
                                            Vice President


                                    Domestic and LIBOR Lending Office:
                                    Guaranty Federal Bank F.S.B.
                                    8333 Douglas Avenue
                                    Dallas, Texas 75225
                                    Attention:  Gar Herring

                                    Telephone:  (214) 360-1948
                                    Telecopier: (214) 360-1661


                                    SOCIETE GENERALE, LOS ANGELES BRANCH,
                                    as a Co-Agent and a Bank


                                    By:
                                        ----------------------------------------
                                            Maureen Kelly
                                            Vice President


                                    Domestic and LIBOR Lending Office
                                    Societe Generale
                                    2029 Century Park East, Suite 2900
                                    Los Angeles, California 90067
                                    Attention:  Maureen Kelly
                                                Vice President

                                    Telephone:  (310) 788-7110
                                    Telecopier: (310) 551-1537

                                    GUARANTY FEDERAL BANK F.S.B., as a
                                    Co-Agent and a Bank


                                    By:
                                        ----------------------------------------
                                            Richard V. Thompson
                                            Vice President


                                    Domestic and LIBOR Lending Office:
                                    Guaranty Federal Bank F.S.B.
                                    8333 Douglas Avenue
                                    Dallas, Texas 75225
                                    Attention:  Gar Herring

                                    Telephone:  (214) 360-1948
                                    Telecopier: (214) 360-1661


                                    SOCIETE GENERALE, LOS ANGELES BRANCH,
                                    as a Co-Agent and a Bank


                                    By: /s/ GEORGE Y. L. CHEN
                                        ----------------------------------------
                                            George Y. L. Chen
                                            Vice President


                                    Domestic and LIBOR Lending Office
                                    Societe Generale
                                    2029 Century Park East, Suite 2900
                                    Los Angeles, California 90067
                                    Attention:  Maureen Kelly
                                                Vice President

                                    Telephone:  (310) 788-7110
                                    Telecopier: (310) 551-1537

                                    UNION BANK OF CALIFORNIA, N.A., as a
                                    Co-Agent and a Bank


                                    By: /s/ GARY R. ROBERTS
                                        ----------------------------------------
                                            Gary R. Roberts
                                            Vice President


                                    Domestic and LIBOR Lending Office
                                    Union Bank of California, N.A.
                                    350 California Street, 7th Floor
                                    San Francisco, California  94104
                                    Attention:  Gary R. Roberts
                                                Vice President

                                    Telephone:  (415) 705-7442
                                    Telecopier: (415) 705-7367


                                    THE CHASE MANHATTAN BANK (formerly known as
                                    Chemical Bank), as a Bank


                                    By:
                                        ----------------------------------------
                                            Kevin P. O'Neill
                                            Vice President


                                    Domestic and LIBOR Lending Office
                                    The Chase Manhattan Bank
                                    380 Madison Avenue, 10th Floor
                                    New York, New York  10017
                                    Attention:  Kevin  P. O'Neill
                                                Vice President

                                    Telephone:  (212) 622-3213
                                    Telecopier: (212) 622-3375

                                    UNION BANK OF CALIFORNIA, N.A., as a
                                    Co-Agent and a Bank


                                    By:
                                        ----------------------------------------
                                            Gary R. Roberts
                                            Vice President


                                    Domestic and LIBOR Lending Office
                                    Union Bank of California, N.A.
                                    350 California Street, 7th Floor
                                    San Francisco, California  94104
                                    Attention:  Gary R. Roberts
                                                Vice President

                                    Telephone:  (415) 705-7442
                                    Telecopier: (415) 705-7367


                                    THE CHASE MANHATTAN BANK (formerly known as
                                    Chemical Bank), as a Bank


                                    By: /s/ KEVIN P. O'NEILL
                                        ----------------------------------------
                                            Kevin P. O'Neill
                                            Vice President


                                    Domestic and LIBOR Lending Office
                                    The Chase Manhattan Bank
                                    380 Madison Avenue, 10th Floor
                                    New York, New York  10017
                                    Attention:  Kevin  P. O'Neill
                                                Vice President

                                    Telephone:  (212) 622-3213
                                    Telecopier: (212) 622-3375

                                    SUNTRUST BANK, ATLANTA, as a Bank


                                    By: /s/ KRISTINA L. ANDERSON
                                        ----------------------------------------
                                            Kristina L. Anderson
                                            Vice President


                                    By: /s/ ROGER P. SHREERO
                                        ----------------------------------------
                                            Roger P. Shreero
                                            Banking Officer


                                    Domestic and LIBOR Lending Office
                                    SunTrust Bank, Atlanta
                                    25 Park Place, N.E.
                                    Center 128
                                    Atlanta, Georgia 30303
                                    Attention:  Kristina L. Anderson
                                                Vice President

                                    Telephone:  (404) 581-1518
                                    Telecopier: (404) 588-8505


                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    LOS ANGELES AGENCY, as a Bank


                                    By:
                                        ----------------------------------------
                                            Yoshiaki Ohashi
                                            Senior Vice President


                                    Domestic and LIBOR Lending Office
                                    The Industrial Bank of Japan, Ltd.
                                    Los Angeles Agency
                                    350 South Grand Avenue, Suite 1500
                                    Los Angeles, California  90071
                                    Attention:  Hiroshi Maekawa
                                                Assistant Vice President

                                    Telephone:  (213) 893-6439
                                    Telecopier: (213) 488-9840

                                    SUNTRUST BANK, ATLANTA, as a Bank


                                    By:
                                        ----------------------------------------
                                            Kristina L. Anderson
                                            Vice President


                                    By:
                                        ----------------------------------------
                                            Roger P. Shreero
                                            Banking Officer


                                    Domestic and LIBOR Lending Office
                                    SunTrust Bank, Atlanta
                                    25 Park Place, N.E.
                                    Center 128
                                    Atlanta, Georgia 30303
                                    Attention:  Kristina L. Anderson
                                                Vice President

                                    Telephone:  (404) 581-1518
                                    Telecopier: (404) 588-8505


                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    LOS ANGELES AGENCY, as a Bank


                                    By: /s/ YOSHIAKI OHASHI
                                        ----------------------------------------
                                            Yoshiaki Ohashi
                                            Senior Vice President


                                    Domestic and LIBOR Lending Office
                                    The Industrial Bank of Japan, Ltd.
                                    Los Angeles Agency
                                    350 South Grand Avenue, Suite 1500
                                    Los Angeles, California  90071
                                    Attention:  Hiroshi Maekawa
                                                Assistant Vice President

                                    Telephone:  (213) 893-6439
                                    Telecopier: (213) 488-9840

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    as a Bank


                                    By: /s/ KEVIN L. GILLEN
                                        ----------------------------------------
                                            Kevin L. Gillen
                                            Assistant Vice President


                                    Domestic and LIBOR Lending Office
                                    The First National Bank of Chicago
                                    One First National Plaza, Suite 0151
                                    Chicago, Illinois 60670
                                    Attention:  Kevin L. Gillen
                                                Assistant Vice President

                                    Telephone:  (312) 732-1486
                                    Telecopier: (312) 732-1117


                                    THE BANK OF NEW YORK, as a Bank


                                    By:
                                        ----------------------------------------
                                            Cynthia E. Crites
                                            Vice President


                                    Domestic and LIBOR Lending Office
                                    The Bank of New York
                                    One Wall Street, 17th Floor
                                    New York, New York  10286
                                    Attention:  Cynthia E. Crites
                                                Vice President

                                    Telephone:  (212) 635-6034
                                    Telecopier: (212) 635-6468

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    as a Bank


                                    By:
                                        ----------------------------------------
                                            Kevin L. Gillen
                                            Assistant Vice President


                                    Domestic and LIBOR Lending Office
                                    The First National Bank of Chicago
                                    One First National Plaza, Suite 0151
                                    Chicago, Illinois 60670
                                    Attention:  Kevin L. Gillen
                                                Assistant Vice President

                                    Telephone:  (312) 732-1486
                                    Telecopier: (312) 732-1117


                                    THE BANK OF NEW YORK, as a Bank


                                    By: /s/ CYNTHIA E. CRITES
                                        ----------------------------------------
                                            Cynthia E. Crites
                                            Vice President


                                    Domestic and LIBOR Lending Office
                                    The Bank of New York
                                    One Wall Street, 17th Floor
                                    New York, New York  10286
                                    Attention:  Cynthia E. Crites
                                                Vice President

                                    Telephone:  (212) 635-6034
                                    Telecopier: (212) 635-6468

                                    COMERICA BANK, as a Bank


                                    By: /s/ DAVID J. CAMPBELL
                                        ----------------------------------------
                                            David J. Campbell
                                            Vice President


                                    Domestic and LIBOR Lending Office
                                    Comerica Bank
                                    One Detroit Center
                                    500 Woodward Avenue, 7th Floor
                                    Detroit, Michigan  48226-3256
                                    Attention:  David J. Campbell
                                                Vice President

                                    Telephone:  (313) 222-9306
                                    Telecopier: (313) 222-9295


                                    SANWA BANK CALIFORNIA, as a Bank


                                    By:
                                        ----------------------------------------
                                            Pamela DuChesne
                                            Vice President


                                    Domestic and LIBOR Lending Office
                                    Sanwa Bank California
                                    Real Estate Industries
                                    4041 MacArthur Boulevard, Suite 100
                                    Newport Beach, California  92660
                                    Attention:  Pamela DuChesne
                                                Vice President

                                    Telephone:  (714) 622-6021
                                    Telecopier: (714) 852-1510

                                    COMERICA BANK, as a Bank


                                    By:
                                        ----------------------------------------
                                            David J. Campbell
                                            Vice President


                                    Domestic and LIBOR Lending Office
                                    Comerica Bank
                                    One Detroit Center
                                    500 Woodward Avenue, 7th Floor
                                    Detroit, Michigan  48226-3256
                                    Attention:  David J. Campbell
                                                Vice President

                                    Telephone:  (313) 222-9306
                                    Telecopier: (313) 222-4295


                                    SANWA BANK CALIFORNIA, as a Bank


                                    By: /s/ PAMELA DUCHESNE
                                        ----------------------------------------
                                            Pamela DuChesne
                                            Vice President


                                    Domestic and LIBOR Lending Office
                                    Sanwa Bank California
                                    Real Estate Industries
                                    4041 MacArthur Boulevard, Suite 100
                                    Newport Beach, California  92660
                                    Attention:  Pamela DuChesne
                                                Vice President

                                    Telephone:  (714) 622-6021
                                    Telecopier: (714) 852-1510

                                    BANQUE PARIBAS, as a Bank


                                    By: /s/ JEFFREY P. WHITE
                                        ----------------------------------------
                                            Jeffrey P. White
                                            Assistant Vice President


                                    By: /s/ LYNNE A. LUEDERS
                                        ----------------------------------------
                                            Lynne A. Lueders
                                            Vice President and Group Head


                                    Domestic Lending Office
                                    Banque Paribas
                                    2029 Century Park East, Suite 3900
                                    Los Angeles, California 90067
                                    Attention:  Jeffrey P. White
                                                Assistant Vice President

                                    Telephone:  (310) 551-7312
                                    Telecopier: (310) 556-8759


                                    LIBOR Lending Office
                                    Banque Paribas
                                    2029 Century Park East, Suite 3900
                                    Los Angeles, California 90067
                                    Attention:  Shirley Williams

                                    Telephone:  (310) 551-7360
                                    Telecopier: (310) 553-1504

                                    KREDIETBANK N.V., GRAND CAYMAN BRANCH,
                                    as a Bank


                                    By: /s/          ROBERT SNAUFFER
                                        ----------------------------------------
                                                     Robert Snauffer
                                                     Vice President
                                        ----------------------------------------
                                        Printed Name and Title


                                    By: /s/         RAYMOND F. MURRAY
                                        ----------------------------------------
                                                    Raymond F. Murray
                                                     Vice President
                                        ----------------------------------------
                                        Printed Name and Title


                                    Domestic and LIBOR Lending Office
                                    Kredietbank N.V., Grand Cayman Branch
                                    c/o Kredietbank N.V., New York Branch
                                    125 West 55th Street, 10th Floor
                                    New York, New York  10019
                                    Attention:  Lynda Resuma or
                                                Mayra Ramirez

                                    Telephone:  (212) 541-0657 (Resuma)
                                                (212) 541-0658 (Ramirez)
                                    Telecopier: (212) 956-5580/5581

                                    EXHIBIT A

               COMMITMENT ASSIGNMENT AND ACCEPTANCE AGREEMENT


            THIS COMMITMENT ASSIGNMENT AND ACCEPTANCE AGREEMENT ("Agreement") dated as of ____________ is made with reference to that certain 1997 Revolving Loan Agreement, dated as of April 21, 1997 (the "Loan Agreement") among KBHC, the Agents and the Banks who are parties thereto, and is entered into between the "Assignor" described below, in its capacity as a Bank under the Loan Agreement, and the "Assignee" described below. Assignor and Assignee hereby represent, warrant and agree as follows:

      1. Definitions. Capitalized terms defined in the Loan Agreement are used herein with the meanings set forth for such terms in the Loan Agreement. As used in this Agreement, the following capitalized terms shall have the meanings set forth below:

            "Agents" means, collectively, the Managing Agents, the Syndication Agent, the Documentation Agent, the Co-Syndication Agent and the Administrative Agent.

            "Assignee" means __________________________________.

            "Assigned Pro Rata Share" means (a) _____% of the Line A Commitment of the Banks under the Loan Agreement, being equal to the following dollar amount: $____________ and/or (b) _____% of the Line B Commitment of the Banks under the Loan Agreement, being equal to the following dollar amount:
$___________ or if the outstanding indebtedness under the Line B Notes has been converted to a term loan pursuant to Section 2.6(e) of the Loan Agreement, ____% of the outstanding principal balance under the Line B Notes, being equal to the following dollar amount: $____________.

            "Assignor" means __________________________________.

            "Effective Date" means ______________, the effective date of this Agreement determined in accordance with Section 11.8 of the Loan Agreement.

            "KBHC" means Kaufman and Broad Home Corporation, a Delaware corporation, and its successors.

      2. Representations and Warranties of the Assignor. The Assignor represents and warrants, as of the date hereof, as follows:

            (a) The Pro Rata Share of the Assignor is _____% of the Line A Commitment and _____% of the Line B Commitment (without giving effect to assignments thereof which have not yet become effective). The Assignor is the legal and beneficial owner of the Assigned Pro Rata Share and the Assigned Pro Rata Share is free and clear of any adverse claim.

            (b) The outstanding principal balance of Advances made by Assignor under the Line A Commitment is $__________, the Assignor's Pro Rata Share of all Letters of Credit issued under Section 2.5(a) of the Loan Agreement is $__________, the Assignor's Pro Rata Share of all Swing Line Outstandings under the Loan Agreement is $_________, the outstanding principal balance of Advances made by Assignor under the Line B Commitment is $_________ and, if the outstanding indebtedness under the Line B Notes has been converted to a term loan pursuant to Section 2.6(e) of the Loan Agreement, the outstanding principal balance owed to Assignor under its Line B Note is $___________.

            (c) The Assignor has full power and authority, and has taken all action necessary to execute and deliver this Agreement and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and no governmental authorizations or other authorizations are required in connection therewith.

            (d) This Agreement constitutes the legal, valid and binding obligation of the Assignor.

Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of KBHC or the performance by KBHC of its obligations under the Loan Agreement, and assumes no responsibility with respect to any statements, warranties or representations made or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any Loan Document other than as expressly set forth above.

      3. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

            (a) The Assignee is an Eligible Assignee;

            (b) The Assignee has full power and authority, and has taken all action necessary to execute and deliver this Agreement, and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement, and no governmental authorizations or other authorizations are required in connection therewith;

            (c) This Agreement constitutes the legal, valid and binding obligation of the Assignee;

            (d) The Assignee has independently and without reliance upon the Assignor and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Assignee will, independently and without reliance upon the Agents or any Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement;

            (e) The Assignee has received copies of the Loan Agreement and such of the Loan Documents as it has requested, together with copies of the most recent financial statements delivered pursuant to the Loan Agreement; and

            (f) If Assignee is organized under the Laws of a jurisdiction outside the United States of America, attached hereto are the forms prescribed by the Code and the Loan Agreement certifying Assignee's exemption from United States withholding taxes with respect to all payments to be made to Assignee under the Loan Agreement.

      4. Assignment. On the terms set forth herein, Assignor, as of Effective Date, hereby irrevocably sells, assigns and transfers to the Assignee all of the rights and obligations of the Assignor under the Loan Agreement and the other Loan Documents, in each case to the extent of the Assigned Pro Rata Share, and the Assignee irrevocably accepts such assignment of rights and assumes such obligations from the Assignor on such terms and as of the Effective Date. As of the Effective Date, Assignee shall have the rights and obligations of a "Bank" (as defined in the Loan Agreement) under the Loan Documents, except to the extent of any arrangements with respect to payments referred to in Section 5 hereof. Assignee hereby appoints and authorizes the Administrative Agent to take such action and to exercise such powers as are delegated to the Administrative Agent by the Loan Agreement.

      5. Payment. On the Effective Date, Assignee shall pay to the Assignor, in immediately available funds, an amount equal to the purchase price, as agreed between the Assignor and the Assignee, of the Assigned Pro Rata Share. The Assignor and the Assignee have entered into a letter agreement, of even date herewith, which sets forth their agreement with respect to the amount of interest, fees, and other payments with respect to the Assigned Pro Rata Share which are to be retained by the Assignor.

            The Assignor and the Assignee hereby agree that if either receives any payment of interest, principal, fees or any other amount under the Loan Agreement, their respective Notes and other Loan Documents which is for the account of the other, it shall hold the same in trust for such party to the extent of such party's interest therein and shall promptly pay the same to such party.

      6. Principal, Interest, Fees, etc.. Any principal that would be payable and any interest, fees and other amounts that would accrue from and after the Effective Date to or for the account of the Assignor pursuant to the Loan Agreement and the Notes shall be payable to or for the account of the Assignor and the Assignee, in accordance with their respective interests as adjusted pursuant to this Agreement.

      7. Notes. The Assignor and Assignee shall make appropriate arrangements with KBHC concurrently with the execution and delivery hereof so that a replacement Note is issued to the Assignor, if necessary, and a new Note is issued to the Assignee in principal amounts reflecting their Pro Rata Shares of the Commitments or their outstanding Advances (as adjusted pursuant to this Agreement). As of the Effective Date, the Pro Rata Shares of Assignor and Assignee to be reflected on Schedule 1.1 to the Loan Agreement shall be:

               Pro Rata Share of     Pro Rata Share of    Pro Rata Share
               Line A Commitment     Line B Commitment    of Commitments
               -----------------     -----------------    --------------
Assignor       __% ($_________)      __% ($_________)     __% ($_________)

Assignee       __% ($_________)      __% ($_________)     __% ($_________)

and, if the outstanding indebtedness under the Line B Notes has been converted to a term loan pursuant to Section 2.6(e) of the Loan Agreement, the outstanding principal balance of the Line B Note held by Assignor shall be $____________ and the principal balance of the Line B Note held by Assignee shall be $____________.

      8. Further Assurances. Concurrently with the execution of this Agreement, Assignor shall execute four counterpart original Requests for Registration, in the form of Exhibit A to this Agreement, to be forwarded to the Administrative Agent. The Assignor and the Assignee further agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Agreement, and Assignor specifically agrees to cause the delivery of (i) four original counterparts of this Agreement and (ii) the Requests for Registration, to the Administrative Agent for the purpose of registration of Assignee as a "Bank" pursuant to the Loan Agreement.

      9. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

      10. Notices. All communications among the parties or notices in connection herewith shall be in writing, hand delivered or sent by registered airmail, postage prepaid, or by telex, telegram or cable, addressed to the appropriate party at its address set forth on the signature pages hereof. All such communications and notices shall be effective upon receipt.

      11. Binding Effect. This Agreement shall become effective upon the execution of the Request for Registration in the form of Exhibit A to this Agreement by KBHC and the execution of the Consent in the form of Exhibit B to this Agreement by the Administrative Agent, and shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, that Assignee shall not assign its rights or obligations without the prior written consent of the Assignor and any purported assignment, absent such consent, shall be void.

      12. Interpretation. The headings of the various sections hereof are for convenience of reference only and shall not affect the meaning or construction of any provision hereof.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officials, officers or agents thereunto duly authorized as of the date first above written.

                                    "Assignor"


                                    --------------------------------------------

                                    By:
                                            ------------------------------------

                                            ------------------------------------
                                                 Printed Name and Title

                                    Address:
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            Attn:
                                                  ------------------------------

                                    "Assignee"

                                    --------------------------------------------

                                    By:
                                            ------------------------------------

                                            ------------------------------------
                                                 Printed Name and Title

                                    Address:
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            Attn:
                                                  ------------------------------

           Exhibit A to Commitment Assignment and Acceptance Agreement

                            REQUEST FOR REGISTRATION

TO: BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent


           THIS REQUEST FOR REGISTRATION OF ASSIGNEE is made as of the date of the enclosed Commitment Assignment and Acceptance Agreement with reference to that certain 1997 Revolving Loan Agreement dated as of April 21, 1997 among KBHC and the Agents and the Banks who are parties thereto.

           Assignor and Assignee hereby request that the Administrative Agent approve of Assignee as a Bank, and that the Administrative Agent register Assignee as a Bank pursuant to the Loan Agreement effective as of the Effective Date described in the enclosed Commitment Assignment and Acceptance and, in connection with this request certify to the Administrative Agent that the enclosed Commitment Assignment and Acceptance Agreement sets forth the correct Commitments and the Assigned Pro Rata Share of the Assignee.

           Enclosed with this Request are four counterpart originals of the Commitment Assignment and Acceptance as well as the original Notes issued to Assignor.

           IN WITNESS WHEREOF, Assignor and Assignee have executed this Request for Registration by their duly authorized officers as of _______________.

                                    "Assignor"

                                    --------------------------------------------

                                    By:
                                            ------------------------------------

                                            ------------------------------------
                                                 Printed Name and Title


                                   Exhibit A

                                    "Assignee"

                                    --------------------------------------------

                                    By:
                                            ------------------------------------

                                            ------------------------------------
                                                 Printed Name and Title


THE UNDERSIGNED HEREBY CONSENT
TO THE ABOVE ASSIGNMENT:

KAUFMAN AND BROAD HOME CORPORATION,
a Delaware corporation


By:
   ---------------------------------

   ---------------------------------
         Printed Name and Title


                                   Exhibit A

           Exhibit B to Commitment Assignment and Acceptance Agreement

                                     CONSENT

TO:      THE ASSIGNOR AND ASSIGNEE REFERRED TO IN THE ABOVE REQUEST FOR
         REGISTRATION

   When countersigned by the Administrative Agent below, this document shall certify that:

         1. The Administrative Agent has consented, pursuant to the terms of the Loan Documents, to the assignment by Assignor to Assignee of the Assigned Pro Rata Share.

         2. The Administrative Agent has registered Assignee as a Bank under the Loan Agreement, effective as of the Effective Date described above, with Pro Rata Shares of the Commitments corresponding to the Assigned Pro Rata Share and has adjusted the registered Pro Rata Shares of the Commitments of Assignor to reflect the assignment of the Assigned Pro Rata Share.

                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION, as Administrative Agent


                                    By:
                                            ------------------------------------

                                            ------------------------------------
                                                 Printed Name and Title


                                   Exhibit B

                                   EXHIBIT B

           COMPLIANCE CERTIFICATE AS REQUIRED BY ARTICLE 7, SECTION 2
                      OF THE 1997 REVOLVING LOAN AGREEMENT
                    FOR THE PERIOD ENDING NOVEMBER 30, 1996


ARTICLE 6.9 - CONSOLIDATED TANGIBLE NET WORTH

                                                            11/30/96A   2/28/97   5/31/97   8/31/97   11/30/97   11/30/98   11/30/99
                                                            ---------   -------   -------   -------   --------   --------   --------
                                                              $000        $000      $000      $000      $000       $000       $000
Measured from 12/1/96:
----------------------
Consolidated Net Income                                            0
50% cumulative Consolidated Net Income                             0

proceeds from issuance capital stock                               0
50% cumulative proceeds issuance capital stock                     0

6.9  MINIMUM CONSOLIDATED TANGIBLE NET WORTH
----------------------------------------------------------------------
(a) Base Amount                                              300,000    300,000   300,000   300,000    300,000     300,000   300,000
(b) Plus - 50% of cumulative Consolidated
     Net Income                                                    0
(c) Plus - 50% cumulative proceeds from
     Issuance capital stock after 11/30/96
(d) <Less> Stock Repurchase Stepdown                               0
                                                            ------------------------------------------------------------------------
MINIMUM CONSOLIDATED TANGIBLE NET WORTH                      300,000
                                                            ------------------------------------------------------------------------
1.1  "CONSOLIDATED TANGIBLE NET WORTH"
-------------------------------------------------------------

     Consolidated Shareholder's Equity                       340,348
     <Less> book value goodwill from
      Acquisitions after 11/30/96                                  0
     <Less>/Plus any cumulative foreign
      currency translation adjustment                         (4,323)
                                                            ------------------------------------------------------------------------
CONSOLIDATED TANGIBLE NET WORTH                              336,025          0         0         0          0           0         0
                                                            ------------------------------------------------------------------------

CTNW <LESS>/MIN CTNW                                          36,025          0         0         0          0           0         0
                                                            ========================================================================

                                   EXHIBIT B

           COMPLIANCE CERTIFICATE AS REQUIRED BY ARTICLE 7, SECTION 2
                      OF THE 1997 REVOLVING LOAN AGREEMENT
                    FOR THE PERIOD ENDING NOVEMBER 30, 1996


ARTICLE 6.10 - CONSOLIDATED LEVERAGED RATIO

                                                            11/30/96A   2/28/97   5/31/97   8/31/97   11/30/97   11/30/98   11/30/99
                                                            ---------   -------   -------   -------   --------   --------   --------
                                                              $000        $000      $000      $000      $000       $000       $000

     1.1 "CONSOLIDATED TOTAL INDEBTEDNESS"
-------------------------------------------------------------
         revolving credit facility                            30,400
         secured debt                                          7,243
         senior notes - 10-3/8%                              100,000
         senior sub notes - 9-3/8%                           173,981
         senior sub notes - 9-5/8%                           124,406
         other unsecured                                       6,617
         financial letters of credit                          12,356
         Contingent Guaranty Obligations                           0
                                                            ------------------------------------------------------------------------
TOTAL CONSOLIDATED INDEBTEDNESS                              454,983          0         0         0          0           0        0
                                                            ------------------------------------------------------------------------
         total equity interest in unconsol JVs                 8,312
         <Less> KBMHG equity interest in
          unconsol JVs                                             0
                                                            ------------------------------------------------------------------------
         net equity interest in unconsol JVs                   8,312

CONSOLIDATED TANGIBLE NET WORTH                              336,025
        <Less> net equity interest in
         unconsol JVs > $30m                                       0
CONSOLIDATED TANGIBLE NET WORTH FOR                         ------------------------------------------------------------------------
 CONSOLIDATED LEVERAGE RATIO                                 336,025          0         0         0          0           0        0
                                                            ------------------------------------------------------------------------

   DEBT TO CAPITAL RATIO                                        56.5%       0.0%      0.0%      0.0%       0.0%        0.0%     0.0%

                                                            ------------------------------------------------------------------------
ACTUAL CONSOLIDATED LEVERAGE RATIO                          |   1.35        0.0       0.0       0.0        0.0         0.0      0.0|
                                                            ------------------------------------------------------------------------
                                                            ----------
6.10 MAX CONSOLIDATED LEVERAGE RATIO                        |   2.25 |     2.25      2.25      2.25       2.25        2.25     2.25
----------------------------------------------------------------------
 (a) MAX ACQUISITION PERIOD LEVERAGE RATIO                      2.65       2.65      2.65      2.65       2.65        2.65     2.65
 (b) MAX CURE PERIOD LEVERAGE RATIO                             2.50       2.50      2.50      2.50       2.50        2.50     2.50
 (c) MAX OPERATING LOSS LEVERAGE RATIO                          1.75       1.75      1.75      1.75       1.75        1.75     1.75


                                   EXHIBIT B

           COMPLIANCE CERTIFICATE AS REQUIRED BY ARTICLE 7, SECTION 2
                      OF THE 1997 REVOLVING LOAN AGREEMENT
                    FOR THE PERIOD ENDING NOVEMBER 30, 1996


ARTICLE 6.11 - CONSOLIDATED INTREST COVERAGE RATIO

                                                           1996 Actual  2/28/97   5/31/97   8/31/97   11/30/97   11/30/98   11/30/99
                                                           -----------  -------   -------   -------   --------   --------   --------
                                                              $000        $000      $000      $000      $000       $000       $000

1.1  "CONSOLIDATED INTEREST COVERAGE RATIO"
-----------------------------------------------------------
1.1  "CONSOLIDATED EBITDA"
 (a) Consolidated Net Income                                 (61,245)
 (b) Plus - any extraordinary loss                                 0
 (c) <Less> any extraordinary gain                                 0
 (d) Plus - Consolidated Interest Expense                     36,691
 (e) Plus - federal and state taxes                          (34,500)
 (f) Plus - depreciation and amortization                     12,329
 (f) Plus - all other non cash expenses
                                                           -------------------------------------------------------------------------
     CONSOLIDATED EBITDA                                     (46,725)         0         0         0          0           0         0
                                                           -------------------------------------------------------------------------

1.1  "CONSOLIDATED ADJUSTED EBITDA"
-----------------------------------------------------------
     Consolidated EBITDA                                     (46.725)
 (a) Plus - capitalized interest amortized in COGS            24,893
 (b) Plus - non-Cash NRV Adjustments                         170,757
                                                           -------------------------------------------------------------------------
CONSOLIDATED ADJUSTED EBITDA                                 148,925
                                                           -------------------------------------------------------------------------

12 MO TRAILING CONSOLIDATED ADJUSTED EBITDA                  148,925
                                                           =========================================================================

1.1  "CONSOLIDATED INTEREST EXPENSE"
---------------------------
     Consolidated Interest Expense                            36,691
     Plus - interest capitalized to COGS                      26,937
     Plus - dividends paid on preferred stock                      0
                                                           -------------------------------------------------------------------------
CONSOLIDATED INTEREST EXPENSE                                 63,628
                                                           -------------------------------------------------------------------------

12 MO TRAILING CONSOLIDATED INTEREST EXPENSE                  63,628
                                                           =========================================================================
                                                           -------------------------------------------------------------------------
CONSOLIDATED INTEREST COVERAGE RATIO                            2.34
                                                           -------------------------------------------------------------------------
 6.11 MIN CONSOLIDATED INTEREST COVERAGE RATIO             |     2.00 |    2.00      2.00      2.00       2.00        2.25      2.25
-----------------------------------------------------------------------
  (a) MIN CURE PERIOD COVERAGE RATIO                             1.50      1.50      1.50      1.50       1.50        1.75      1.75


                                   EXHIBIT B

           COMPLIANCE CERTIFICATE AS REQUIRED BY ARTICLE 7, SECTION 2
                      OF THE 1997 REVOLVING LOAN AGREEMENT
                    FOR THE PERIOD ENDING NOVEMBER 30, 1996


ARTICLE 6.15 INVENTORY

                                                            11/30/96A   2/28/97   5/31/97   8/31/97   11/30/97   11/30/98   11/30/99
                                                            ---------   -------   -------   -------   --------   --------   --------
                                                              $000        $000      $000      $000      $000       $000       $000

DOMESTIC UNIMPROVED LAND                                    ------------------------------------------------------------------------
 BOOK VALUE                                                   90,374
                                                            ------------------------------------------------------------------------

                                                            ------------------------------------------------------------------------
CONSOLIDATED TANGIBLE NET WORTH                              336,025
                                                            ------------------------------------------------------------------------


DOMESTIC UNIMPROVED LAND BOOK VALUE
           AS PERCENT OF
  CONSOLIDATED TANGIBLE NET WORTH                               27.0%
                                                            ========================================================================

       CUSHION <VIOLATION>                                   245,291
                                                            ========================================================================

                                   EXHIBIT B

           COMPLIANCE CERTIFICATE AS REQUIRED BY ARTICLE 7, SECTION 2
                      OF THE 1997 REVOLVING LOAN AGREEMENT
                    FOR THE PERIOD ENDING NOVEMBER 30, 1996


ARTICLE 6.16 - CERTAIN INVESTMENTS

                                                            11/30/96A   2/28/97   5/31/97   8/31/97   11/30/97   11/30/98   11/30/99
                                                            ---------   -------   -------   -------   --------   --------   --------
                                                              $000        $000      $000      $000      $000       $000       $000

(a) equity in Foreign Subsidiaries                            27,452
    Plus any interco receivables - foreign subs               23,405
    <Less> any interco payables - foreign subs                (3,449)
                                                            ------------------------------------------------------------------------
    INVESTMENT IN FOREIGN SUBSIDIARIES                        47,408          0         0         0          0           0         0
                                                            ------------------------------------------------------------------------

    AGGREGATE INVESTMENT IN FOREIGN
     SUBSIDIARIES AFTER 11/30/96                               n/a
                                                            ========================================================================

(b) equity in Financial Subsidiaries                          35,208
    Plus any interco receivables - financial subs                  0
    <Less> any interco payables - financial subs              (2,690)
                                                            ------------------------------------------------------------------------
    INVESTMENT IN FINANCIAL SUBSIDIARIES                      32,518          0         0         0          0           0         0
                                                            ------------------------------------------------------------------------

    AGGREGATE INVESTMENT IN FINANCIAL
     SUBSIDIARIES AFTER 11/30/96                               n/a
                                                            ========================================================================
(c) INVESTMENT IN SPECIFIED ENTITIES                           8,312
                                                            ------------------------------------------------------------------------

    AGGREGATE INVESTMENT IN SPECIFIED
     ENTITIES AFTER 11/30/96                                   n/a
                                                            ========================================================================

    AGGREGATE INVESTMENTS IN FOREIGN AND
     FINANCIAL SUBSIDIARIES AND SPECIFIED                   ------------------------------------------------------------------------
     ENTITIES AFTER 11/30/96                                   n/a
                                                            ========================================================================

                                   EXHIBIT C-1


                                   LINE A NOTE


$________________                                                 April 21, 1997
                                                         Los Angeles, California


         FOR VALUE RECEIVED, the undersigned promises to pay to the order of ______________________________ ("the Bank") the principal amount of
__________________________________ DOLLARS ($___________), or such lesser aggregate amount of Advances as may be made pursuant to the Bank's Pro Rata Share of the Line A Commitment under the 1997 Revolving Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Advance made hereunder and remaining unpaid from time to time from the date of each such Advance until the date of payment in full, payable as hereinafter set forth.

         Reference is made to the 1997 Revolving Loan Agreement dated as of April 21, 1997, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent and Co- Syndication Agent, NationsBank of Texas, N.A., as Syndication Agent, Credit Lyonnais, as Documentation Agent and Guaranty Federal Bank, F.S.B., Societe Generale and Union Bank of California, N.A. as Co-Agents (as amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Line A Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

         The principal indebtedness evidenced by this Line A Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

         Interest shall be payable on the outstanding daily unpaid principal amount of each Advance hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section 3.8 of the Loan Agreement.

         The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., Los Angeles time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Advances made by it and payments of principal with respect to this Line A Note, and such record shall be presumptive evidence of the principal amount owing under this Line A Note.

         The undersigned hereby promises to pay, within thirty (30) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

         The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

         This Line A Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

                                       KAUFMAN AND BROAD HOME CORPORATION,
                                       a Delaware corporation


                                       By ______________________________________
                                             Michael F. Henn
                                             Senior Vice President
                                             and Chief Financial Officer


                                       By ______________________________________
                                             Dennis Welsch
                                             Vice President and Treasurer

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                           (Alternate Base Rate Loans)
--------------------------------------------------------------------------------

                                   Amount of
          Amount of Loan or        Principal Paid or
          of Redesignation         Redesignated Into   Unpaid
          From Another             Another Type of     Principal      Notation
Date      Type of Loan             Loan                Balance        Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                  (LIBOR Loans)
--------------------------------------------------------------------------------

                                   Amount of
          Amount of Loan or        Principal Paid or
          of Redesignation         Redesignated Into   Unpaid
          From Another             Another Type of     Principal      Notation
Date      Type of Loan             Loan                Balance        Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   EXHIBIT C-2


                                   LINE B NOTE


$________________                                                 April 21, 1997
                                                         Los Angeles, California


         FOR VALUE RECEIVED, the undersigned promises to pay to the order of ______________________________ ("the Bank") the principal amount of
__________________________________ DOLLARS ($___________), or such lesser aggregate amount of Advances as may be made pursuant to the Bank's Pro Rata Share of the Line B Commitment under the 1997 Revolving Loan Agreement hereinafter described, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount of each Advance made hereunder and remaining unpaid from time to time from the date of each such Advance until the date of payment in full, payable as hereinafter set forth.

         Reference is made to the 1997 Revolving Loan Agreement dated as of April 21, 1997, among the undersigned, as Borrower, the Banks that are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent and Co- Syndication Agent, NationsBank of Texas, N.A., as Syndication Agent, Credit Lyonnais, as Documentation Agent and Guaranty Federal Bank, F.S.B., Societe Generale and Union Bank of California, N.A. as Co-Agents (as amended from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings defined for those terms in the Loan Agreement. This is one of the Line B Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified, amended, renewed, extended or supplanted. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

         The principal indebtedness evidenced by this Line B Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

         Interest shall be payable on the outstanding daily unpaid principal amount of each Advance hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement to the fullest extent permitted by applicable Law, both before and after default and before and after maturity and judgment, with interest on overdue interest to bear interest at the rate set forth in Section 3.8 of the Loan Agreement.

         The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office, for the account of the Bank, in lawful money of the United States of America and in immediately available funds on the day of payment (which must be a Banking Day). All payments of principal received after 10:00 a.m., Los Angeles time, on any Banking Day, shall be deemed received on the next succeeding Banking Day for purposes of calculating interest thereon. The Bank shall use its best efforts to keep a record of Advances made by it and payments of principal with respect to this Line B Note, and such record shall be presumptive evidence of the principal amount owing under this Line B Note.

         The undersigned hereby promises to pay, within thirty (30) days after demand, the reasonable costs and expenses of any holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of any holder's rights hereunder, including attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with Section 11.3 of the Loan Agreement.

         The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

         This Line B Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

                                       KAUFMAN AND BROAD HOME CORPORATION,
                                       a Delaware corporation


                                       By ______________________________________
                                             Michael F. Henn
                                             Senior Vice President
                                             and Chief Financial Officer


                                       By ______________________________________
                                             Dennis Welsch
                                             Vice President and Treasurer

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                           (Alternate Base Rate Loans)
--------------------------------------------------------------------------------

                                   Amount of
          Amount of Loan or        Principal Paid or
          of Redesignation         Redesignated Into   Unpaid
          From Another             Another Type of     Principal      Notation
Date      Type of Loan             Loan                Balance        Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       ADVANCES AND PAYMENTS OF PRINCIPAL
                                  (LIBOR Loans)
--------------------------------------------------------------------------------

                                   Amount of
          Amount of Loan or        Principal Paid or
          of Redesignation         Redesignated Into   Unpaid
          From Another             Another Type of     Principal      Notation
Date      Type of Loan             Loan                Balance        Made By

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  EXHIBIT D-1



                          [SIDLEY & AUSTIN LETTERHEAD]



                                 April 21, 1997


To:  Bank of America National Trust and
     Savings Association, as Administrative
     Agent, Co-Syndication Agent and
     Managing Agent

     NationsBank of Texas, N.A., as
     Syndication of Agent and Managing Agent

     Credit Lyonnais Los Angeles Branch,
     as Documentation Agent and Managing Agent

     c/o  Bank of America National Trust and
          Savings Association
          CRESG-LA National #1357
          555 South Flower Street, 6th Floor
          Los Angeles, California 90071

          Re: Kaufman and Broad Home Corporation
              ----------------------------------

Ladies and Gentlemen:

     We have acted as special counsel to Kaufman and Broad Home Corporation, a Delaware corporation ("Borrower") in connection with the 1997 Revolving Loan Agreement (the "Loan Agreement") dated as of April 21, 1997, by and among Borrower, the Banks which are parties thereto, Bank of America National Trust and Savings Association, as Administrative Agent, Co-Syndication Agent and Managing Agent, NationsBank of Texas, N.A., as Syndication Agent and Managing Agent, Credit Lyonnais Los Angeles Branch, as Documentation Agent and Managing Agent and the Co-Agents named therein (all such parties other than the Borrower are collectively referred to herein as "Bank Parties").

     This option is furnished to you pursuant to Section 8.1(a)(vi) of the Loan Agreement. Terms not otherwise defined herein shall have the meanings defined for such terms in the Loan Agreement.

     For the purposes of this opinion, we have examined originals, or copies identified to our satisfaction as being true copies, of the following documents:

     (a)  the Loan Agreement;

Bank of America National Trust and
  Savings Association
Credit Lyonnais Los Angeles Branch
NationsBank of Texas, N.A.,
  as Managing Agents
April 21, 1997
Page 2


     (b) the Notes and a Swing Loan Document consisting of a promissory note of even date herewith; and

     (c) the Subsidiary Guaranty.

     The agreements described in (a) through (c) above are sometimes referred to herein as the "Loan Documents".

     We have also examined such other corporate documents and records, and other certificates, opinions and instruments and have conducted such investigations as we have deemed necessary as a basis for the opinions expressed below. As to factual matters relevant to our opinions expressed below, we have, without independent investigation, relied upon certificates of public officials, upon public records, and have further assumed and relied upon without independent investigation the truth and accuracy of all factual representations and warranties of all parties to the Loan Documents.

     We have assumed (i) all natural persons have legal capacity, (ii) the genuineness of all signatures of all parties other than Borrower, (iii) the conformity to authentic original documents of all documents submitted to us as copies and the authenticity of all documents submitted to us as originals,
(iv) that each of the Guarantor Subsidiaries listed in Schedule 4.4 to the Loan Agreement (the "Guarantor Subsidiaries") is duly organized, validly existing and in good standing under the laws of its jurisdiction or incorporation or organization and in each other jurisdiction where the conduct of its business or the ownership of its Properties makes qualification or registration to transact business necessary, (v) as to all parties other than Borrower, the due authorization, execution and delivery of the Loan Documents, (vi) the validity and enforceability of the Loan Documents against all parties thereto other than Borrower and the Guarantor Subsidiaries, (vii) that each of the Bank Parties has the requisite power and authority, has obtained all necessary consents, licenses and permits, has taken all necessary action and has complied with any and all applicable laws with which such Bank Party is required to comply, in each case relating to or affecting the matters and actions contemplated by the Loan Documents, (viii) that each of the Bank Parties is a national bank, state bank or a similar financial institution and is an exempt lender under
Article XV of the California Constitution or statutes enacted pursuant thereto and (ix) that the Loan Documents have not been modified, amended, terminated or revoked

Bank of America National Trust and
  Savings Association
Credit Lyonnais Los Angeles Branch
NationsBank of Texas, N.A.,
  as Managing Agents
April 21, 1997
Page 3


in any respect, and remain in full force and effect as of the date hereof.

     On the basis of the foregoing, and relying thereon, and with the qualifications herein set forth, we are of the opinion that:

     1. Borrower is a corporation duly incorporated, validly existing and in good standing under the General Corporation Law of the State of Delaware, and its certificate of incorporation does not limit the term of its existence.

     2. Borrower has all requisite corporate power and authority to conduct its business, to own and lease its Properties and to execute, deliver and perform all of its obligations under the Loan Documents to which it is a Party.

     3. The execution, delivery, and performance by borrower of the Loan Documents to which it is a Party have been duly authorized by all necessary corporate action.

     4. The execution, delivery, and performance of the Loan documents by Borrower do not violate any provision of Borrower's certificate of incorporation or bylaws, and the execution, delivery, and performance by Borrower and each Subsidiary Guarantor of the Loan Documents to which it is a Party do not violate any Requirement of Law applicable to Borrower or such Guarantor Subsidiary imposed by the laws of the United States of America or the State of California that, in our experience, is normally applicable to general business corporations (or, in the case of Kaufman and Broad of Texas, Ltd., limited partnerships) in relation to transactions of the type contemplated by the Loan Documents.

     5. Except as have heretofore been obtained, no authorization, consent, approval, order, license or permit from, or filing, registration, or qualification with, or exemption from any of the foregoing from, any Governmental Agency under any Requirement of Law imposed on Borrower or any Guarantor Subsidiary by the laws of the United States of America or the State of California, in each case as such Requirements of Law exist on the date hereof, is or will be required to authorize or permit the execution, delivery and performance by Borrower or any Guarantor Subsidiary of the Loan Documents to which it is a Party.

Bank of America National Trust and
  Savings Association
Credit Lyonnais Los Angeles Branch
NationsBank of Texas, N.A.,
  as Managing Agents
April 21, 1997
Page 4

     6. Each of the Loan Documents to which Borrower or any Guarantor Subsidiary is a party will, when executed and delivered by Borrower or such Guarantor Subsidiary, as the case may be, constitute the legal, valid and binding obligation of Borrower or such Guarantor Subsidiary, as the case may be, enforceable against Borrower or such Guarantor Subsidiary, as the case may be, in accordance with its terms.

     In addition to any assumptions, qualifications and other matters set forth elsewhere herein, the opinions set forth above are subject to the following:

     (a) Our opinion with respect to the legality, validity, binding effect and enforceability of any Loan Document, agreement or provision is subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer and equitable subordination, reorganization, moratorium or similar law affecting creditors' rights generally and to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, estoppel, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law). We express no opinion as to the availability of equitable remedies. In applying such equitable principles, a court, among other things, might not allow a creditor to accelerate maturity of a debt or enforce a guaranty thereof upon the occurrence of a default deemed immaterial or for non-credit reasons or might decline to order a debtor to perform covenants. Such principles applied by a court might also include a requirement that a creditor act with reasonableness and in good faith.

     (b) Certain rights, remedies and waivers of the Loan Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Loan Documents taken as a whole and, except as set forth in subparagraph (a) above, the Loan Documents taken as a whole contain adequate provisions for enforcing payment of the Obligations; provided, that the unenforceability of such provisions may result in delays in or limitations on the enforcement of the parties' rights and remedies under the Loan Documents (and we express no opinion as to the economic consequences, if any, of such delays or limitations).

     (c) We call your attention to the following matters as to which we express no opinion:

Bank of America National Trust and
  Savings Association
Credit Lyonnais Los Angeles Branch
NationsBank of Texas, N.A.,
  as Managing Agents
April 21, 1997
Page 5

     (i) the Borrower's agreements in the Loan Documents to indemnify you against costs or expenses or liability notwithstanding your acts of negligence or willful misconduct;

     (ii) the Borrower's agreements in the Loan Documents for payment or reimbursement of costs, fees and expenses or indemnification for claims, losses or liabilities to the extent any such provision may be determined by a court or other tribunal to be in an unreasonable amount, to constitute a penalty or to be contrary to public policy;

     (iii) the Borrower's agreements in the Loan Documents to the jurisdiction or venue of a particular court, to the waiver of the right to jury trial or to be served with process by service upon a designated third party;

     (iv) any of the waivers or remedies contained in the Loan Documents, whether or not any Loan Document deems any such waiver or remedy commercially reasonable, if such waivers or remedies are determined (1) not to be commercially reasonable under applicable law, (2) to conflict with mandatory provisions of applicable law, (3) to be taken in a manner determined to be unreasonable or not performed in good faith or with fair dealing or with honesty in fact or (4) to be broadly or vaguely stated or not to describe the right or duty purportedly waived with reasonable specificity;

     (v) provisions in the Loan Documents which may be construed as imposing penalties or forfeitures, late payment charges or an increase in interest rate, upon delinquency in payment or the occurrence of a default;

     (vi)  any power of attorney granted under the Loan Documents;

     (vii) provisions in the Loan Documents to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more others or that failure to exercise or delay in

Bank of America National Trust and
  Savings Association
Credit Lyonnais Los Angeles Branch
NationsBank of Texas, N.A.,
  as Managing Agents
April 21, 1997
Page 6



       exercising rights or remedies will not operate as a waiver of any such right or remedy;

                     (viii) provisions in the Loan Documents which expressly or by implication waive or limit the benefits of statutory, regulatory or constitutional rights, unless and to the extent the statute, regulation or constitution explicitly allow such waiver or other limitation; and

                     (ix) the effect of Section 1698 of the California Civil Code which, among other matters, provides that a written contract may be modified by an oral agreement to the extent such agreement is performed by the parties.


              Our opinions expressed herein are limited to the laws of the State of California, the General Corporation Law of the State of Delaware and the federal laws of the United States, and we do not express any opinion herein concerning any other law, including, but not limited to, ordinances, regulations or practices of any county, city or other government agency or body within the State of California.

              This opinion is being provided for your benefit at the specific request of our clients, is rendered to you in connection with the transaction referred to above and may not be relied upon by any person (other than the Bank Parties, an Eligible Assignee or any successor in interest of any Bank Party) or by you or the other Bank Parties in any other context. Copies hereof may be furnished (a) to your independent auditors and attorneys, (b) to any governmental agency or authority having regulatory jurisdiction over you, (c) pursuant to order of legal process of any court or of any governmental agency or authority, or (d) in connection with any legal action to which you are a party arising out of the transaction referred to above. This opinion is rendered as of the date hereof and we hereby disclaim any obligation to advise any person entitled to rely hereon of any change in the matters stated herein.



                                                 Very truly yours,


                                                 SIDLEY & AUSTIN

                                                                  April 21, 1997



To:    Bank of America National Trust and
       Savings Association, as Administrative Agent,
       Co-Syndication Agent and Managing Agent;

       NationsBank of Texas, N.A., as
       Syndication Agent and Managing Agent; and

       Credit Lyonnais, as Documentation Agent and
       Managing Agents

       c/o Bank of America National Trust and
       Savings Association
       CRESG National Accounts, #1357
       555 S. Flower Street
       6th Floor
       Los Angeles, CA 90071


Ladies and Gentlemen:

        I am the General Counsel of Kaufman and Broad Home Corporation, a Delaware corporation ("KBHC"). (KBHC shall also be referred to herein as the "Borrower"). I have acted as such in connection with the 1997 Revolving Loan Agreement dated as of April 21, 1997 (the "Agreement"), by and among the Borrower and the Banks which are the parties thereto. The term "Banks" shall, for the purposes of this letter, have the meaning ascribed to such term in the Agreement.

        This opinion is furnished to you pursuant to Section 8.1 (a)(vi) of the Agreement. Terms not otherwise defined herein shall have the meanings defined for such terms in the Agreement. The term "Loan Documents", as used herein, means those Loan Documents (as defined in the Agreement) in existence as of the Closing Date, including without limitation those referenced in paragraphs (a) through (c) below.

        This opinion is rendered to you as a supplement to the legal opinion of Sidley & Austin of even date herewith in connection with the Agreement but expressly does not incorporate the terms of said Sidley & Austin opinion.

        For purposes of this opinion, I have examined originals, or copies identified to my satisfaction as being true copies, of the following documents:

Bank of America National Trust and Savings
  Association
Page 2

     a.   the Agreement;

     b.   the Notes under the Agreement; and

     c.   the Subsidiary Guaranty.

     I have also made such investigations of fact and law; obtained such certificates of Responsible Officials of Borrower and certain of its Subsidiaries, and of public officials; reviewed incorporation documentation, resolutions, secretary certificates, good standing certificates and other documents as appropriate of and for the Borrower and the Guarantor Subsidiaries, as applicable; and done such other things as I have deemed necessary for the purpose of this opinion.

     I have assumed (i) all natural persons have legal capacity, (ii) the genuineness of all signatures of all parties other than Borrower and the Guarantor Subsidiaries listed in Schedule 4.4 to the Agreement, (iii) the conformity to authentic original documents of all documents submitted to me as copies and the authenticity of all documents submitted to me as originals, (iv) as to all parties other than Borrower and the Guarantor Subsidiaries, the due authorization, execution and delivery of all documents and the validity and enforceability thereof against all parties thereto other than Borrower and the Guarantor Subsidiaries, (v) that each Person (other than Borrower and the Guarantor Subsidiaries) which is a party to the Loan Documents has full power, authority and legal right, under its charter and other governing documents and laws applicable to it to perform its respective obligations thereunder, (vi) all parties to any Loan Documents have filed all required franchise tax returns, if any, and paid all required taxes, if any, under the California Revenue & Taxation Code and under the laws of the State of Delaware and the states of incorporation of the Guarantor Subsidiaries, (vii) that each of the Banks has the requisite power and authority, has obtained all necessary consents, licenses and permits, has taken all necessary action and has complied with any and all applicable laws with which such Bank is required to comply, in each case relating to or affecting the matters and actions contemplated by the Loan Documents, (viii) that each of the Banks is a national bank, state bank or similar financial institution and is an exempt lender under Article XV of the California Constitution or statutes enacted pursuant thereto and (ix) that the Loan Documents have not been modified, amended, terminated or revoked in any respect, and remain in full force and effect as of the date hereof.

     With respect to those opinions expressed below to be to "knowledge" or "to the knowledge of the undersigned," or similar such wording, I am referring solely to my individual, actual knowledge. Except as expressly set forth herein, I did not undertake a review or examination of the activities or business records of Borrower or any Subsidiaries specifically for the purpose of rendering this opinion or to determine

Bank of America National Trust and Savings
  Association
Page 3



the existence or absence of such facts. As General Counsel to KBHC, however, material information respecting the matters covered by such opinions is brought to my attention on a regular basis as a matter of internal policy and I intend the phrase "to the knowledge of the undersigned" to mean that, in reviewing such information, nothing has come to my attention which caused or should have caused me not to render such opinions.

     Based upon the foregoing and in reliance thereon, I am of the opinion that:

          1. KBHC is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and its certificate of incorporation does not provide for the termination of its existence. KBHC is duly qualified or registered to transact business and is in good standing as a foreign corporation in the State of California and each other jurisdiction in which the conduct of its business or the ownership of its Properties makes such qualifications or registration necessary, except where the failure so to qualify or register and to be in good standing would not constitute a Material Adverse Effect.

          2. Borrower has all requisite corporate power and authority to conduct its business, to own and lease its Properties and to execute, deliver and perform all of its Obligations under the Loan Documents to which it is a Party.

          3. To the knowledge of the undersigned, Borrower is in substantial compliance with all Laws and other legal requirements applicable to its business, has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Government Agency that are necessary for the transaction of its business, except where the failure so to comply, file, register, qualify or obtain exemptions would not constitute a Material Adverse Effect.

          4. The execution, delivery and performance by Borrower and by each Guarantor Subsidiary of each of the Loan Documents to which it is a Party have been duly authorized by all necessary corporate action, and do not:

                    a. require under the charter documents of Borrower or Guarantor Subsidiary any consent or approval not heretofore obtained of any partner, director, stockholder, security holder or creditor of such Party;

Bank of America National Trust and Savings
  Association
Page 4


                  b. violate or conflict with the Party's charter, certificate or articles of incorporation or bylaws;

                  c. to the knowledge of the undersigned, result in or require the creation or imposition of any Lien or Right of Others (other than as provided under the Loan Documents) upon or with respect to any Property now owned or leased by such Party;


                  d. violate any Requirement of Law known to the undersigned applicable to such Party; or

                  e. result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement known to the undersigned or any other Contractual Obligation known to the undersigned to which such Party is a party or by which such Party or any of its Property is bound or affected;


     and, to the knowledge of the undersigned, neither Borrower nor any Subsidiary of Borrower is in violation of, or default under, any Requirement of Law, or contractual obligation, or any indenture, loan or credit agreement described in subparagraph (e) above in any respect that would constitute a Material Adverse Effect.

            5. Each of the Loan Documents to which either Borrower or any Guarantor Subsidiary is a Party will, when executed and delivered by Borrower or such Guarantor Subsidiary, as the case may be, constitute the legal, valid and binding obligation of Borrower or such Guarantor Subsidiary, as the case may be, enforceable against such Borrower or such Guarantor Subsidiary, as the case may be, in accordance with its terms.

            6. Except as have heretofore been obtained, no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, or exemption from any of the foregoing from, any Governmental Agency under any Requirement of Law imposed on Borrower or any Guarantor Subsidiary by the laws of the United States of America or the State of California, in each case as the same exists on the date hereof, is or will be required to authorize or permit the execution, delivery and performance by Borrower or by any Significant Subsidiary of the Loan Documents to which it is a Party.

Bank of America National Trust and Savings
  Association
Page 5


            7. Each Significant Subsidiary which is a Domestic Subsidiary is a legal entity of the form described for that Subsidiary in Schedule 4.4 to the Agreement, duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation, is duly qualified or registered to do business as a foreign organization (if applicable) and is in good standing as such in each jurisdiction in which the conduct of its business or the ownership or leasing of its Properties makes such qualifications or registration necessary (except where the failure to be so qualified or registered and in good standing does not constitute a Material Adverse Effect) and has all requisite power and authority to conduct its business and to own and lease its Properties and to execute, deliver and perform the obligations under the Loan Documents to which it is a Party.


            8. To the knowledge of the undersigned, each Significant Subsidiary is in substantial compliance with all Laws and other requirements applicable to its business, has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure so to comply, file, register, qualify or obtain exemptions does not constitute a Material Adverse Effect.

            9. Neither Borrower nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940.

           10. To the knowledge of the undersigned, there are no actions, suits or proceedings pending or, to the knowledge of the undersigned, threatened against or affecting Borrower or any of its Subsidiaries or any Property of any of them in any court of Law or before any Governmental Agency in which there is a reasonable probability of a decision which would constitute a Material Adverse Effect.

           11. Neither Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" or "margin security" within the meanings of Regulation U of the Board of Governors of the Federal Reserve System and no loan under the Agreement will be used to purchase or carry any such margin stock in violation of Regulation U.

Bank of America National Trust and Savings
  Association
Page 6



     12. To the knowledge of the undersigned, Borrower and its Subsidiaries are in substantial compliance with all applicable Laws relating to environmental protection where the failure to comply would constitute a Material Adverse Effect, and have not received any notice from any Governmental Agency respecting the alleged violation by Borrower or any Subsidiary of such Laws which would constitute a Material Adverse Effect which has not been or is not being corrected.

     In addition to any assumptions, qualifications and other matters set forth elsewhere herein, the opinions set forth above are subject to the following:

          (a) My opinion with respect to the legality, validity, binding effect and enforceability of any Loan Document, agreement or provision is subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer and equitable subordination, reorganization, moratorium or similar law affecting creditors' rights generally and to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, estoppel, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law). I express no opinion as to the availability of equitable remedies. In applying such equitable principles, a court, among other things, might not allow a creditor to accelerate maturity of a debt or enforce a guaranty thereof upon the occurrence of a default deemed immaterial or for non-credit reasons or might decline to order a debtor to perform covenants. Such principles applied by a court might also include a requirement that a creditor act with reasonableness and in good faith.

          (b) Certain rights, remedies and waivers of the Loan Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Loan Documents taken as a whole and, except as set forth in subparagraph (a) above, the Loan Documents taken as a whole contain adequate provisions for enforcing payment of the "Obligations" (as defined in the Agreement); provided, that the unenforceability of such provisions may result in delays in or limitations on the enforcement of the parties' rights and remedies under the Loan Documents and I express no opinion as to the economic consequences, if any, of such delays or limitations.

          (c) I call your attention to the following matters as to which I express no opinion:

               (i) the Borrower's agreements in the Loan Documents to indemnify you against costs or expenses or liability notwithstanding your acts of negligence or willful misconduct;

Bank of America National Trust and Savings
 Association
Page 7


          (ii) the Borrower's agreements in the Loan Documents for payment or reimbursement of costs, fees and expenses or indemnification for claims, losses or liabilities to the extent any such provision may be determined by a court or other tribunal to be in an unreasonable amount, to constitute a penalty or to be contrary to public policy;

          (iii) the Borrower's agreements in the Loan Documents to the jurisdiction or venue of a particular court, to the waiver of the right to jury trial or to be served with process by service upon a designated third party;

          (iv) any of the waivers or remedies contained in the Loan Documents, whether or not any Loan Document deems any such waiver or remedy commercially reasonable, if such waivers or remedies are determined (1) not to be commercially reasonable under applicable law, (2) to conflict with mandatory provisions of applicable law, (3) be taken in a manner determined to be unreasonable or not performed in good faith or with fair dealing or with honesty in fact or (4) to be broadly or vaguely stated or not to describe the right or duty purportedly waived with reasonable specificity;

          (v) provisions in the Loan Documents which may be construed as imposing penalties or forfeitures, late payment charges or an increase in interest rate, upon delinquency in payment or the occurrence of a default;

          (vi) any power of attorney granted under the Loan Documents;

          (vii) provisions in the Loan Documents to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more others or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

          (viii) provisions in the Loan Documents which expressly or by implication waiver or limit the benefits of statutory, regulatory or constitutional rights, unless and to the extent the statute, regulation or constitution explicitly allow such waiver or other limitation; and

Bank of America National Trust and Savings
 Association
Page 8


          (ix) the effect of Section 1698 of the California Civil Code which, among other matters, provides that a written contract may be modified by an oral agreement to the extent such agreement is performed by the parties.

     My opinion expressed herein is limited to the laws of the State of California, the General Corporation Law of the State of Delaware and the federal laws of the United States, and I do not express any opinion herein concerning any other law, including, but not limited to, ordinances, regulations, or practices of any county, city or other government agency or body within the State of California.

     This opinion is being rendered to you in connection with the transaction referred to above and may no be relied upon by any person (other than the Banks, an Eligible Assignee or any successor in interest of any Bank) or by you or the other Banks in any other context. Copies hereof may be furnished (a) to your independent auditors and attorneys, (b) to any governmental agency or authority having regulatory jurisdiction of any governmental agency or authority having regulatory jurisdiction over you, (c) pursuant to order of legal process of any court or of any governmental agency or authority, or (d) in connection with any legal action to which you are a party arising out of the transaction referred to above. This opinion is rendered as of the date hereof and I hereby disclaim any obligation to advise any person entitled to rely hereon of any change in the matters stated herein.

                            Respectfully submitted,


                            /s/ Barton P. Pachino
                            -------------------------
                            Barton P. Pachino
                            Senior Vice President and
                            General Counsel

                                   EXHIBIT E


                                             BORROWER:     KAUFMAN AND BROAD
                                                           HOME CORPORATION, a
                                                           Delaware corporation

                                             GUARANTORS:   See Schedule 1 hereto


TO: BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, for itself and as Administrative Agent


                                    GUARANTY

         THIS GUARANTY ("Guaranty") dated as of April 21, 1997, is made by each of the parties listed on Schedule 1 hereto, together with each other person who may become a party hereto pursuant to Section 10 of this Guaranty (each, a Guarantor and collectively, "Guarantors"), jointly and severally, in favor of Bank of America National Trust and Savings Association, as Administrative Agent, the Syndication Agent, the Co-Syndication Agent, the Documentation Agent, the Managing Agents, the Co-Agents and the Banks (as those terms are defined in the below-referenced Loan Agreement), with reference to the following facts:

                                    RECITALS

         A. Pursuant to the 1997 Revolving Loan Agreement of even date herewith entered into by and among Kaufman and Broad Home Corporation, a Delaware corporation ("Borrower"), the Banks signatory thereto, Bank of America National Trust and Savings Association, as Administrative Agent and Co-Syndication Agent, NationsBank of Texas, N.A., as Syndication Agent, Credit Lyonnais, as Documentation Agent and Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents (as the same may be amended from time to time, the "Loan Agreement"), the Banks are making a credit facility available to Borrower.

         B. As a condition of the availability of such credit facility, Guarantors are required to enter into this Guaranty.

         C. Guarantors expect to realize direct and indirect benefits as the result of the availability of the aforementioned credit facility, and as the result of the execution of this Guaranty.

                                    AGREEMENT

         NOW, THEREFORE, in order to induce the Banks to extend the aforementioned credit facility, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, each Guarantor hereby represents, warrants, covenants, agrees and guaranties as follows:

         (1) Terms used in this Guaranty but not defined herein shall have the meanings defined for them in the Loan Agreement.

         (2) Guarantors unconditionally guarantee and promise to pay to Bank of America National Trust and Savings Association, as the Administrative Agent for the Banks, on demand, in lawful money of the United States, any and all Indebtedness of Borrower then due to the Banks. The word "Indebtedness" means any and all advances, debts, obligations and liabilities of Borrower heretofore, now, or hereafter made, incurred or created under the Loan Agreement and under the Loan Documents, and whether Borrower may be liable individually or jointly with others, or whether such Indebtedness may be or hereafter becomes otherwise unenforceable.

         (3) This Guaranty is irrevocable in nature, is a guaranty of prompt and punctual payment and performance of all Indebtedness of Borrower, and is not merely a guaranty of collection. The Indebtedness guaranteed hereunder includes that arising under successive transactions which shall either continue the Indebtedness from time to time or renew it after it has been satisfied. Anything in this Guaranty to the contrary notwithstanding, the maximum liability of any Guarantor hereunder shall be limited to the extent required for the obligation of such Guarantor to be valid, binding and enforceable and not otherwise voidable or avoidable.

         (4) The obligations hereunder are joint and several, and independent of the obligations of Borrower and or any of its other Subsidiaries. Separate action or actions may be brought and prosecuted against any Guarantor whether action is brought against any Borrower or any of its other Subsidiaries, including any other Guarantor, or whether Borrower or any of its other Subsidiaries, including any other Guarantor, may be joined in any such action or actions.

         (5) Each Guarantor authorizes the Banks, without notice or demand and without affecting its liability hereunder, from time to time to (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Indebtedness guaranteed, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent or any Bank in its discretion may determine; and (d) release or substitute any one or more of the endorsers or guarantors.

         (6) Each Guarantor waives, to the fullest extent permitted by applicable law, any right to require any Bank to (a) proceed against Borrower or any of its other Subsidiaries, including any other Guarantor; (b) proceed against or exhaust any security held from Borrower or any of its Subsidiaries; or (c) pursue any other remedy in the Banks' power whatsoever. Each Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower, other than payment in full of the Indebtedness. Until all Indebtedness of Borrower to the Banks shall have been paid in full, each Guarantor waives any right to enforce any remedy which the Banks now have or may hereafter have against Borrower or any of its other Subsidiaries, and waives any benefit of, and any right to participate in, any security now or hereafter held by the Banks. Guarantors waive all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise. Guarantors expressly waive to the fullest extent permitted by applicable Law all other suretyship defenses they otherwise might or would have under any Law. Each Guarantor waives any right of subrogation that it may have in respect to the obligations of Borrower to the Banks. Each Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional Indebtedness.

         (7) After demand upon the Guarantors for payment under this Guaranty, each Guarantor hereby specifically authorizes each Bank (subject to the approval of the Majority Banks) in which such Guarantor maintains a deposit account (whether a general or special deposit account, other than trust accounts) or a certificate of deposit to setoff any Obligations owed to the Banks against such deposit account or certificate of deposit without prior notice to any Guarantor (which notice is hereby waived) whether or not such deposit account or certificate of deposit has then matured. Nothing in this paragraph shall limit or restrict the exercise by a Bank of any right to setoff or banker's lien under applicable Law, subject to the approval of the Majority Banks.

         (8) Each Guarantor represents and warrants to the Banks that it has established adequate means of obtaining from Borrower and its Subsidiaries, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries, and that Guarantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries. Each Guarantor hereby expressly waives and relinquishes any duty on the part of the Banks (should any such duty exist) to disclose to any Guarantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower or its Subsidiaries, whether now known or hereafter known by the Banks during the life of this Guaranty.

         (9) Guarantors agree to pay, within thirty (30) days after demand, the reasonable out-of-pocket costs and expenses of the Administrative Agent and each of the Banks in connection with the enforcement of this Guaranty, including without limitation the reasonable fees and out-of-pocket expenses of any legal counsel retained by the Administrative Agent or any of the Banks.

         (10) Any other Person may become a Guarantor under, and become bound by the terms and conditions of, this Guaranty by executing and delivering to the Administrative Agent an Instrument of Joinder substantially in the form attached hereto as Exhibit A.

         (11) This Guaranty shall be governed by and construed according to the laws of the State of California, to the jurisdiction of which the parties hereto submit.

                                       "GUARANTORS"

                                       KAUFMAN AND BROAD OF NORTHERN
                                       CALIFORNIA, INC., a California
                                       corporation


                                       By:______________________________________
                                             Dennis A. Welsch, Treasurer


                                       KAUFMAN AND BROAD OF SAN DIEGO,
                                       INC., a California corporation


                                       By:______________________________________
                                             Dennis A. Welsch, Vice President


                                       KAUFMAN AND BROAD - SOUTH BAY,
                                       INC., a California corporation


                                       By:______________________________________
                                             Dennis A. Welsch, Vice President
                                                     and Treasurer

                                       KAUFMAN AND BROAD OF SOUTHERN
                                       CALIFORNIA, a California corporation


                                       By:______________________________________
                                             Dennis A. Welsch, Treasurer


                                       KAUFMAN AND BROAD - CENTRAL
                                       VALLEY, INC., a California corporation


                                       By:______________________________________
                                             Dennis A. Welsch, Vice President


                                       KAUFMAN AND BROAD COASTAL, INC., a
                                       California corporation


                                       By:______________________________________
                                             Dennis A. Welsch, Treasurer


                                       KAUFMAN AND BROAD OF NEVADA, INC., a
                                       California corporation


                                       By:______________________________________
                                             Dennis A. Welsch, Treasurer


                                       KAUFMAN AND BROAD OF ARIZONA, INC., a
                                       California corporation


                                       By:______________________________________
                                             Dennis A. Welsch, Treasurer

                                       KAUFMAN AND BROAD OF COLORADO,
                                       INC., a Colorado corporation


                                       By:______________________________________
                                             Dennis A. Welsch, Treasurer


                                       KAUFMAN AND BROAD OF UTAH, INC., a
                                       California corporation


                                       By:______________________________________
                                             Dennis A. Welsch, Treasurer


                                       KAUFMAN AND BROAD MULTI-HOUSING
                                       GROUP, INC., a California corporation


                                       By:______________________________________
                                             Dennis A. Welsch, Vice President


                                       KAUFMAN AND BROAD OF NEW MEXICO,
                                       INC.,  a New Mexico corporation


                                       By:______________________________________
                                             Dennis A. Welsch, Treasurer


                                       KAUFMAN AND BROAD OF TEXAS, LTD., a
                                       Texas limited partnership

                                       By:  KBSA, Inc., a Texas corporation,
                                            Its general partner


                                            By:_________________________________
                                                Dennis A. Welsch, Vice President
                                                          and Treasurer

                                       KAUFMAN AND BROAD - MONTEREY BAY,
                                       INC., a California corporation


                                       By:______________________________________
                                              Dennis A. Welsch, Treasurer

                                   SCHEDULE 1
                                   TO GUARANTY


                               List of Guarantors


Kaufman and Broad of Northern California, Inc.

Kaufman and Broad of San Diego, Inc.

Kaufman and Broad - South Bay, Inc.

Kaufman and Broad of Southern California

Kaufman and Broad - Central Valley, Inc.

Kaufman and Broad Coastal, Inc.

Kaufman and Broad of Nevada, Inc.

Kaufman and Broad of Arizona, Inc.

Kaufman and Broad of Colorado, Inc.

Kaufman and Broad of Utah, Inc.

Kaufman and Broad Multi-Housing Group, Inc.

Kaufman and Broad of New Mexico, Inc.

Kaufman and Broad of Texas, Ltd.

Kaufman and Broad - Monterey Bay, Inc.

                              INSTRUMENT OF JOINDER


         THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of
________________, by ________________________________
_______________________________________, a ____________________ ("Joining
Party"), and delivered to the Administrative Agent pursuant to the Guaranty dated as of April 21, 1997 (the "Guaranty"). Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Guaranty.

                                    RECITALS

         A. The Guaranty was made by the Guarantors in favor of the Banks that are parties to that certain 1997 Revolving Loan Agreement, dated as of ___________, 1997 (the "Loan Agreement") among Kaufman and Broad Home Corporation, as Borrower, the Banks signatory thereto, Bank of America National Trust and Savings Association, as Administrative Agent and Co-Syndication Agent, NationsBank of Texas, N.A., as Syndication Agent, Credit Lyonnais, as Documentation Agent and Guaranty Federal Bank F.S.B., Societe Generale and Union Bank of California, N.A., as Co-Agents.

         B. Joining Party has become a Significant Subsidiary (as defined in the Loan Agreement) or has been designated by Borrower as a Guarantor Subsidiary (as defined in the Loan Agreement), and as such is required pursuant to Section 5.9 of the Loan Agreement to become a Guarantor.

         C. Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of a credit facility pursuant to the Loan Agreement, and as a result of becoming a party to the Guaranty.

         NOW THEREFORE, Joining Party agrees as follows:

                                    AGREEMENT

         1. By this Joinder, Joining Party becomes a "Guarantor" under and pursuant to Section 10 of the Guaranty. Joining Party agrees that, upon its execution hereof, it will become a Guarantor under the Guaranty with respect to all Indebtedness of Borrower heretofore or hereafter incurred under the Loan Agreement, and will be bound by all terms, conditions, and duties applicable to a Guarantor under the Guaranty.

         2.       The effective date of this Joinder is _______________.

                                       "Joining Party"

                                       _________________________________________
                                       a _______________________________________


                                       By:______________________________________

                                       _________________________________________
                                           Printed Name and Title


ACKNOWLEDGED:

BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as Administrative Agent


By:______________________________________

_________________________________________
    Printed Name and Title


KAUFMAN AND BROAD HOME CORPORATION


By:______________________________________

_________________________________________
    Printed Name and Title

                                   EXHIBIT F

                       Kaufman and Broad Home Corporation
                   Summary Quarterly Sales and Backlog Report
                          Quarter Ending Nov. 30, 1996



---------------------  ------------------------  30-Nov-96     -------------------------------------------------------  30-Nov-95
                        Deliveries     Sales      Backlog        Avg. Price       Backlog    Deliveries      Sales       Backlog
Division                 Quarter      Quarter      Units          (000's)          Value       Quarter      Quarter       Units
---------------------  ------------------------------------------------------------------------------------------------------------

Coastal Valleys                  0          0            0      $        0       $     0          150            82            56
Antelope Valley                 75         72           50             120         6,000          136           119            69
Inland Empire                  118        102           76             136        10,336          162           160            49
Coastal                        204        181          116             224        25,984          135           103            60
San Diego                      152        135           75             206        15,450          123           116            37
Northbay                       228        159           99             194        19,206          253           165            55
Sacramento                      69         63           43             148         6,364           77            99            68
Central Valley                 130        112           74             128         9,472          112            97            56
Fresno                           0          0            0               0             0           99            82            40
Southbay                       242        255          229             297        68,013          307           209            89
Monterey Bay                   146        156           92             214        19,688          155           110            47
                       -------------------------------------------------------------------------------------------------------------
  Total California           1,364      1,135          854             211       180,513        1,709         1,342           626
                       -------------------------------------------------------------------------------------------------------------

Nevada                         115         81           41             126         5,166          112           106            30
Arizona                        143        135          139             128        17,792          109           129            83
New Mexico                      87         59          132             164        21,648          120            97           166
Dallas                          29         26           55             164         9,020            0             0             0
San Antonio                    606        489        1,204              94       113,176            0             0             0
Colorado                       180        139          121             153        18,513          164           130           191
Utah                            75         39           64             170        10,880           45            41            78
                       -------------------------------------------------------------------------------------------------------------
  Total Other US             1,235        968        1,756             112       196,195          550           503           546
                       -------------------------------------------------------------------------------------------------------------
  Total United States        2,599      2,103        2,610             144       376,708        2,259         1,845         1,172

Maison Individuelles           284        216          142             199        28,258          203           184           167
KBD                             29         51           73             265        19,345           26            26            62
                       -------------------------------------------------------------------------------------------------------------
  Total France                 313        267          215             221        47,603          229           210           229

Canada                           0          0            0               0             0           16            10            11
Mexico                          22          5           14             256         3,584            0             0             0
                       -------------------------------------------------------------------------------------------------------------
  Total                      2,934      2,375        2,839          $  151      $427,895        2,504         2,065         1,412
                       =============================================================================================================



---------------------  ------------------------  ----------------------------  Difference   --------------------------
                        Avg. Price    Backlog    Deliveries        Sales        Backlog       Avg. price     Backlog
Division                 (000's)       Value      Quarter         Quarter        Units          (000's)       Value
---------------------  -----------------------------------------------------------------------------------------------
Coastal Valleys            $  261    $14,616      $  (150)            (82)          (56)     $  (261)      $ (14,616)
Antelope Valley               116      8,004          (61)            (47)          (19)           4          (2,004)
Inland Empire                 145      7,105          (44)            (58)           27           (9)          3,231
Coastal                       220     13,200           69              78            56            4          12,784
San Diego                     172      6,364           29              19            38           34           9,086
Northbay                      180      9,900          (25)             (6)           44           14           9,306
Sacramento                    145      9,860           (8)            (36)          (25)           3          (3,496)
Central Valley                121      6,776           18              15            18            7           2,696
Fresno                        117      4,680          (99)            (82)          (40)        (117)         (4,680)
Southbay                      272     24,208          (65)            (54)          140           25          43,805
Monterey Bay                  202      9,494           (9)             46            45           12          10,194
                       ------------------------------------------------------------------------------------------------
  Total California            182    114,207         (345)           (207)          228           29          66,306
                       ------------------------------------------------------------------------------------------------


Nevada                        122      3,660            3             (25)           11            4           1,506
Arizona                       121     10,043           34               6            56            7           7,749
New Mexico                    159     26,394          (33)            (38)          (34)           5          (4,746)
Dallas                          0          0           29              28            55          164           9,020
San Antonio                     0          0          606             489         1,204           94         113,176
Colorado                      149     28,459           16               9           (70)           4          (9,946)
Utah                          130      9,880           30              (2)          (12)          40           1,000
                       ------------------------------------------------------------------------------------------------
  Total Other US              144     78,436          685             465         1,210          (32)        117,759
                       ------------------------------------------------------------------------------------------------
  Total United States         164    192,643          340             258         1,438          (20)        184,065

Maison Individuelles          192     32,064           81              32           (25)           7          (3,808)
KBD                           290     17,980            3              25            11          (25)          1,365
                       ------------------------------------------------------------------------------------------------
  Total France                219     50,044           84              57           (14)           3          (2,441)

Canada                        102      1,122          (16)            (10)          (11)        (102)         (1,222)
Mexico                          0          0           11               5            14          256           3,584
                       ------------------------------------------------------------------------------------------------
  Total                    $  173   $243,809          430             310         1,427       $  (22)       $184,086
                       ================================================================================================


                                   EXHIBIT G

                       KAUFMAN AND BROAD HOME CORPORATION
                              SUMMARY OF INVENTORY
                            AS OF NOVEMBER 30, 1996

                          -----Inventory Book Value (Thousands)---------   ------------Size of Project (Lots/Acres)---------------
                                                                                                                   Land Under
                                      Homes/Lots  Land Under    Secured    Total    Total    Land in Production    Development
                            Total       in Prod   Development     Debt      Lots    Acres     W/Homes  WO/Homes    Lots     Acres
                          --------    ----------  -----------   --------   ------   -----    --------  --------   ------   -------
California
  Antelope Valley         $ 39,861     $  7,323     $ 32,538     $  174     8,029        -        72       551     7,406        -
  Inland Empire             48,696       31,806       16,890      1,375     3,787      300       148       708     2,931      300
  Coastal                   70,649       68,649        2,000        230     1,421        -       277       558       586        -
  San Diego                 57,434       50,912        6,522          -     1,524      169       175       702       647      169
  Northbay                 117,376      109,306        8,070          -     3,028        -       305     1,213     1,510        -
  Sacramento                18,212       17,284          928          -       278       58        86       192         -       58
  Central Valley            45,057       23,977       21,080          -     1,404      930       200       435       769      930
  Southbay                  41,130       38,706        2,424          -     1,705        -       314       211     1,180        -
  Monterey Bay              40,355       38,753        1,602        676     1,018        -       341        57       620        -
                          --------     --------     --------     ------    ------    -----     -----     -----    ------    -----
    Total California       478,770      386,716       92,054      2,455    22,194    1,457     1,918     4,627    15,649    1,457
                          --------     --------     --------     ------    ------    -----     -----     -----    ------    -----

Nevada                      27,224       17,770        9,454          -     1,207      167        96       384       727      167
Arizona                     30,508       25,719        4,789          -     1,477        -       149       531       797        -
New Mexico                  33,561       32,620          941          -     1,358        -       234     1,072        52        -
San Antonio                 75,798       75,798            -      1,121     5,369        -     2,473       826     2,070        -
Colorado                    36,216       27,292        8,924          -     1,518        -       195       371       952        -
Utah                        18,713       17,947          766          -       399        -       141       150       108        -
                          --------     --------     --------     ------    ------    -----     -----     -----    ------    -----
    Total Other US         222,020      197,146       24,874      1,121    11,328      167     3,288     3,334     4,706      167
                          --------     --------     --------     ------    ------    -----     -----     -----    ------    -----

    Total United States    700,790      583,862      116,928      3,576    33,522    1,624     5,206     7,961    20,355    1,624

France
  Maisons Individuelles     37,585       29,672        7,913        143       824        -       195       145       484        -
  KBD                       29,265       27,365        1,900          -       145        -       137         -         8        -
                          --------     --------     --------     ------    ------    -----     -----     -----    ------    -----
    Total France            66,850       57,037        9,813        143       969        -       332       145       492        -
                          --------     --------     --------     ------    ------    -----     -----     -----    ------    -----

Mexico                       8,871        3,440        5,431      1,524       153        -        18        45        90        -
                          --------     --------     --------     ------    ------    -----     -----     -----    ------    -----

Other Properties
  Pacific Inland             1,730        1,730            -          -        12        -        12         -         -        -
  Illinois                     588            -          588          -         -       96         -         -         -       96
  Canada                     1,473            -        1,473          -         -      140         -         -         -      140
                          --------     --------     --------     ------    ------    -----     -----     -----    ------    -----

   Total Other Properties    3,791        1,730        2,061          -        12      236        12         -         -      236
                          --------     --------     --------     ------    ------    -----     -----     -----    ------    -----

Total Inventory           $780,302     $646,069     $134,233     $5,243    34,656    1,860     5,568     8,151    20,937    1,860
                          ========     ========     ========     ======    ======    =====     =====     =====    ======    =====

                                  SCHEDULE 1.1

                                   COMMITMENTS


                                              Pro Rata Share of                               Dollar Amount of
                                 -----------------------------------------  ---------------------------------------------------

Bank                             Line A      Line B                         Line A             Line B
----                             ------      ------                         ------             ------
                                 Commitment  Commitment        Commitments  Commitment         Commitment          Commitments
                                 ----------  ----------        -----------  ----------         ----------          -----------

Bank of America                  15.0%       15.0%             15.0%        $ 60,000,000       $ 15,000,000        $ 75,000,000

NationsBank of Texas             10.0%       10.0%             10.0%        $ 40,000,000       $ 10,000,000        $ 50,000,000

Credit Lyonnais                  10.0%       10.0%             10.0%        $ 40,000,000       $ 10,000,000        $ 50,000,000

Guaranty Federal                 9.0%        9.0%              9.0%         $ 36,000,000       $  9,000,000        $ 45,000,000

Societe Generale                 9.0%        9.0%              9.0%         $ 36,000,000       $  9,000,000        $ 45,000,000

Union Bank of California         5.0%        5.0%              5.0%         $ 20,000,000       $  5,000,000        $ 25,000,000

Chase Manhattan Bank             7.0%        7.0%              7.0%         $ 28,000,000       $  7,000,000        $ 35,000,000

SunTrust Bank                    7.0%        7.0%              7.0%         $ 28,000,000       $  7,000,000        $ 35,000,000

Industrial Bank of Japan         6.0%        6.0%              6.0%         $ 24,000,000       $  6,000,000        $ 30,000,000

First National Bank of Chicago   5.0%        5.0%              5.0%         $ 20,000,000       $  5,000,000        $ 25,000,000

The Bank of New York             5.0%        5.0%              5.0%         $ 20,000,000       $  5,000,000        $ 25,000,000

Comerica Bank                    3.0%        3.0%              3.0%         $ 12,000,000       $  3,000,000        $ 15,000,000

Sanwa Bank California            3.0%        3.0%              3.0%         $ 12,000,000       $  3,000,000        $ 15,000,000

Banque Paribas                   3.0%        3.0%              3.0%         $ 12,000,000       $  3,000,000        $ 15,000,000

Kredietbank N.V.                 3.0%        3.0%              3.0%         $ 12,000,000       $  3,000,000        $ 15,000,000

TOTAL                            100.0%      100.0%            100.0%       $400,000,000       $100,000,000        $500,000,000

                                                                 SCHEDULE 3.18

                       KAUFMAN AND BROAD HOME CORPORATION
             STAND-BY LETTERS OF CREDIT ISSUED UNDER LINE OF CREDIT
                                   LIN SN-100

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF FEBRUARY 28, 1996 MATURITY DATE 12/31/97

                                                                FINANCIAL                     SBLC                      CUMULATIVE
         ISSUE     PREPAID   FEE               ISSUED ON        OR                            EXPIRATION  SBLC          SBLC
GBLC NO. DATE      SBLC FEE  PREPAID PERIOD    BEHALF OF:       PERFORMANCE  BENEFICIARY      DATE        AMOUNT        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
225881   10/30/95  2,729.72  10/31/96-4/30/97  Kaufman & Broad  Financial    U.S. Trust of    12/31/97      328,753.61    328,753.61
                                               Multi-Housing                 California
                                               Group, Inc.                   N.A.

228020   03/07/96  4,392.36  3/10/97-9/2/97    Kaufman & Broad  Financial    U.S. Trust of    09/01/97      625,000.00    953,753.61
                                               Mortgage Co.                  California
                                                                             N.A.

3000302  06/12/96  9,866.68  2/28/97-9/1/97    Kaufman & Broad  Financial    First American   08/31/97    1,335,680.00  2,289,433.61
                                               of Arizona, Inc.              Title Ins. Co.

3000303  06/12/96  3,010.25  3/1/97-8/31/97    Kaufman & Broad  Financial    First American   12/31/97      411,952.00  2,701,385.61
                                               of Arizona, Inc.              Title Ins. Co.

3002695  12/11/96 36,495.03 12/11/96-6/11/97   Kaufman & Broad  Performance  Surplus Property 09/30/97    5,500,036.00  8,201.421.61
                                               of Northern Ca.               of Alameda
                                                                             County

3003343  02/04/97  3,646.51  2/4/97-4/22/97    Kaufman & Broad  Financial    First American   12/31/97      501,765.35  8,703,186.96
                                               of Arizona, Inc.              Title Ins.

3003717  02/27/97 21,592.28  2/27/97-8/27/97   Kaufman & Broad  Financial    Security Title   12/31/97    2,987,545.67 11,690,732.63
                                               of Arizona, Inc.              Agency

3004267  04/14/97  3,054.68  4/14/97-10/01/97  Kaufman & Broad  Financial    CalMat Company   12/31/97      425,000.00 12,115,732.63
                                               South Bay

                                  Schedule 4.4

                       Kaufman and Broad Home Corporation
                           Consolidated Subsidiaries

                                 Key to "Types"

                          S  = Significant Subsidiary
                          G  = Guarantor Subsidiary
                          Fo = Foreign Subsidiary
                          Fi = Financial Subsidiary
                          (Note: All Guarantor Subsidiaries are
                                 also Significant Subsidiaries)


Arizona Corporations                                    %         Type(s)

Kaufman and Broad of Arizona, Inc.                     100        S/G
Kaufman and Broad Home Sales of Arizona, Inc.          100


California Corporations

Affordable Multi-Family, Inc.                          100
BKJ Construction Company, Inc.                         100
Cable Associates, Inc.                                 100
Custom Decor, Inc.                                     100
First Northern Builders Servicing, Inc.                100
Fullerton Affordable Housing, Inc.                     100
KBASW Mortgage Acceptance Corporation                  100       Fi
KBI/Mortgage Acceptance Corporation                    100       Fi
KBMH Property Management, Inc.                         100
KBMH Capital, Inc.                                     100
KBRAC IV Mortgage Acceptance Corporation               100       Fi
KBMH Construction, Inc.                                100
Kaufman and Broad Architecture, Inc.                   100
Kaufman and Broad - Central Valley, Inc.               100       S/G
Kaufman and Broad Coastal, Inc.                        100       S/G
Kaufman and Broad Communities, Inc.                    100
Kaufman and Broad Development Group                    100
Kaufman and Broad Embarcadero, Inc.                    100
Kaufman and Broad Holdings, Inc.                       100
Kaufman and Broad Home Sales, Inc.                     100
Kaufman and Broad Insurance Agency, Inc.               100
Kaufman and Broad International, Inc.                  100
Kaufman and Broad Land Company                         100
Kaufman and Broad Land Development Venture, Inc.       100
Kaufman and Broad - Monterey Bay, Inc.                 100       S/G
Kaufman and Broad - Moreno/Perris Valleys, Inc.        100
Kaufman and Broad Multi-Family, Inc.                   100
Kaufman and Broad Multi-Housing Group, Inc.            100       S/G
Kaufman and Broad of Northern California, Inc.         100       S/G
Kaufman and Broad North Stockton, Inc.                 100
Kaufman and Broad Properties                           100

Kaufman and Broad of San Diego, Inc.                   100       S/G
Kaufman and Broad - South Bay, Inc.                    100       S/G
Kaufman and Broad of Southern California, Inc.         100       S/G
Kaufman and Broad of Utah, Inc.                        100       S/G
Kent Land Company                                      100
Kingsbay Escrow Company                                100
Multi-Housing Investments, Inc.                        100


Colorado Corporation

Kaufman and Broad of Colorado, Inc.                    100       S/G


Delaware Corporations

International Mortgage Acceptance Corporation          100
Kaufman and Broad Development Company                  100
Kaufman and Broad Limited                              100


Illinois Corporations

Kaufman and Broad of Illinois, Inc.                    100
Kaufman and Broad Mortgage Company                     100       Fi


Massachusetts Corporation

Kaufman and Broad Homes, Inc.                          100


Mexican Corporations

Kaufman y Broad de Mexico                              100       Fo
Kaufman y Broad Asesoria Administrativa                100       Fo


Michigan Corporation

Keywick, Inc.                                          100


Minnesota Corporation

Kaufman and Broad Custom Homes, Inc.                   100


Nevada Corporation

Kaufman and Broad of Nevada, Inc.                      100       S/G

New Mexico Corporations

Kaufman and Broad of New Mexico, Inc.                  100       S/G


New York Corporation

Kaufman and Broad Homes of Long Island, Inc.           100


Texas Corporations and Partnerships

KBSA Inc.                                              100
San Antonio Title Co.                                  100
Satex Properties, Inc.                                 100
Texas Homestead Mortgage Company                       100
Oppel-Jenkins Development, Inc.                        100
Oppel Jenkins of El Paso, Inc.                         100
Kaufman and Broad of Texas, Ltd.                       100       S/G


Canadian Corporations

Margreen Investments, Inc.                             100       Fo
3238865 Canada Inc.                                    100       Fo


French Corporations

Bati Service Development S.A.R.L.                      100       Fo
Bati Service Promotion S.A.                            100       Fo
Kaufman and Broad Developpement S.A.                    99.4     Fo/S
Kaufman & Broad France S.A.                            100       Fo/S
Kaufman and Broad Investissements S.A.R.L.             100       Fo
Kaufman and Broad Maisons Individuelles S.A.            99.94    Fo/S
Kaufman and Broad Rehabilitation S.A.R.L.               99.94    Fo
Kaufman and Broad Renovation S.A.                       99.4     Fo
Kaufman and Broad Residences S.A.R.L.                  100       Fo


German Corporations

Kaufman and Broad GmbH                                 100       Fo

                                  Schedule 4.7

                       existing Liens or Rights of Others
                            as of November 30, 1996



                                      NONE

                                  Schedule 4.9

           Existing Indebtedness and Contingent Guaranty Obligations
                            as of November 30, 1996



                                         Amount                Total
                                       ----------            ---------
                                            $                    $

DEBT:

KBHC Secured Debt:
 California                             2,455,000
 Other US                               3,121,000
 International                          1,667,000            7,243,000

KBMC Secured Debt:
 Commercial Paper                      74,000,000
 Mortgage Warehouse Facility           60,956,441          134,956,441

Unsecured Debt:
 Senior Debt 10-3/8%                  100,000,000
 Sub Debt 9-3/8%                      173,961,000
 Sub Debt 9-5/8%                      124,406,000
 Revolving Credit Line                 30,400,000
 Other Unsecured                        6,617,000          435,384,000

                                                           -----------
Total Debt                                                 577,583,441
                                                           ===========


CONTINGENT GUARANTEE OBLIGATIONS:
KBHC
 Multihousing                           2,055,000
 Financial Letters of Credit           15,088,862           17,143,862

KBMHG                                   3,800,000            3,800,000

                                                           -----------
Total Contingent Guarantee Obligations                      20,943,862
                                                           ===========


TOTAL DEBT AND CONTINGENT                                  -----------
 CONTINGENT GUARANTEE OBLIGATIONS                          598,527,303
                                                           -----------

                                  Schedule 6.4

                                  Investments
                             as of the Closing Date



                                      NONE